UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CRONOS GROUP INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2024
Dear Shareholder:
On behalf of the Board of Directors and management of Cronos Group Inc., I am pleased to invite you to the 2024 annual meeting of shareholders (the “Annual Meeting”) which will be held on June 20, 2024 at 11:00 a.m., Toronto time.
Consistent with last year, we will hold our Annual Meeting in a virtual-only format, which will be conducted via live audio webcast.
The attached Notice of 2024 Annual Meeting and Proxy Statement describes the formal business to be conducted at the Annual Meeting. Registered shareholders and duly appointed proxyholders will have an equal opportunity to participate in the 2024 Annual Meeting online regardless of their geographic location, including having the opportunity to ask questions and vote on a number of important matters. The attached Proxy Statement contains detailed instructions about how to participate in the virtual 2024 Annual Meeting.
Your vote is important. Whether or not you plan to attend the virtual 2024 Annual Meeting, please vote your shares at your earliest convenience by using the telephone and Internet voting procedures described on the proxy card or voting instruction form or, if you received a paper copy of a proxy card or voting instruction form by mail, by completing, signing, dating and returning your proxy card or voting instruction form in the envelope provided.
Thank you for your continued support of Cronos.

Sincerely,

Michael Gorenstein
Chairman, President and Chief Executive Officer

CRONOS GROUP INC.
NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 20, 2024
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting (the “Annual Meeting”) of the holders (the “Shareholders”) of common shares (“Shares”) of Cronos Group Inc. (the “Company”) will be held on Thursday, June 20, 2024 at 11:00 a.m., Eastern time, via live audio webcast online at www.virtualshareholdermeeting.com/CRON2024 . The Annual Meeting will be held for the following purposes:
1.the receipt of the audited consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2023 and the auditors’ reports thereon;
2.the election to the board of directors of the Company (the “Board of Directors”) of the seven directors named in the attached Proxy Statement;
3.the adoption of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers as disclosed in the attached Proxy Statement;
4.the appointment of the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for the fiscal year ending December 31, 2024 and to authorize the Board of Directors to fix the independent auditor’s remuneration;
5.the approval of any adjournment of the Annual Meeting to a later date to be determined by the Chair of the Annual Meeting, if necessary, to permit the Company to complete the search for a successor auditor; and
6.such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors is not aware of any other business to be presented to a vote of the Shareholders at the Annual Meeting.
The items of business are described more fully in the accompanying Proxy Statement. Consistent with last year, in order to reduce printing and mailing costs and as a matter of good environmental stewardship, we will be providing access to the proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, on or about May 9, 2024, we are sending to most of the Shareholders a notice of availability of proxy materials instead of a paper copy of the Proxy Statement and our Annual Report for the fiscal year ended December 31, 2023. Shareholders that would like to receive a paper copy may do so by following the instructions in the Proxy Statement.
Consistent with last year, we will hold our Annual Meeting in a virtual-only format, which will be conducted via live audio webcast. Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as a proxyholder, will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location, including asking questions and voting, all in real time, provided they are connected to the Internet and comply with all of the requirements set out in the attached Proxy Statement. Rules of conduct for the Annual Meeting will be posted on the virtual meeting site for the convenience of Shareholders.
The Board of Directors has fixed 5:00 p.m., Eastern time, on April 25, 2024 as the record date for determining the Shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
Non-registered Shareholders who have not duly appointed themselves as a proxyholder will be able to listen to the Annual Meeting as guests, but guests will not be able to ask questions or vote at the Annual Meeting. A registered Shareholder who wishes to appoint a person, other than the Board nominees identified on the proxy card, as a proxy must carefully follow the instructions in the attached Proxy Statement and on such registered Shareholder’s proxy card. These instructions include the additional step of registering such proxyholder with the Company by following the instructions in such registered Shareholder’s proxy card. Failure to register the proxyholder will result in such proxyholder not being able to participate in the Annual Meeting and only being able to listen to the Annual Meeting as a guest.
Registered Shareholders as of 5:00 p.m., Eastern time, on the record date of April 25, 2024 may exercise their right to vote by completing and submitting the proxy card provided to them. To be effective, the proxy must be received by Broadridge prior to 11:59 p.m., Eastern time, on June 18, 2024 or, in the case of any adjournment or postponement of the Annual Meeting, prior to 11:59 p.m., Eastern time, on the date that is two business days before the date of the adjourned or postponed meeting. Registered Shareholders may also vote their Shares by participating in the Annual Meeting. Detailed instructions on how to complete and return proxies or vote by telephone or electronically using the telephone and Internet voting procedures are provided in the attached Proxy Statement.
Non-registered Shareholders, including those who hold Shares in the name of a bank, trust company, securities dealer or broker, or other intermediary, will receive a voting instruction form. The voting instruction form contains instructions on how to complete the form, where to return it to and the deadline for returning it, which may be earlier than the deadline for registered Shareholders, and whether telephone or Internet voting options are available. If you do not receive such voting instructions or are unsure about anything in such voting instructions, contact your bank, trust company, securities dealer or broker, or other intermediary through which you hold your Shares.
WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY WITH YOUR VOTING INSTRUCTIONS. YOU MAY VOTE BY TELEPHONE OR INTERNET (BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION FORM) OR BY MAIL.

i

By order of the Board of Directors,

Michael Gorenstein
Chairman, President and Chief Executive Officer
Toronto, Ontario
April 26, 2024
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 20, 2024.
Our Notice of Annual Meeting, Proxy Statement, Annual Report for the fiscal year ended December 31, 2023 and any other proxy soliciting materials we use are available at https://ir.thecronosgroup.com/financial-information/annual-meeting.
We are making the Proxy Statement and the form of proxy first available on or about May 9, 2024.

When used in this Proxy Statement, the terms “Cronos,” “we,” “our,” “us” and the “Company” refer to Cronos Group Inc., its consolidated subsidiaries and, if applicable, its joint ventures and investments accounted for by the equity method; the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2023 refers to the 12-month period ended December 31, 2023); the term “Intermediary” means any bank, trust company, securities dealer or broker, or other intermediary; and the term “cannabis” means the plant of any species or subspecies of genus Cannabis and any part of that plant, including all derivatives, extracts, cannabinoids, isomers, acids, salts, and salts of isomers.
Unless otherwise specified, the information contained in this Proxy Statement is given as of April 26, 2024, the date of this Proxy Statement. Unless otherwise specified, all references to “dollars” or “$” in this Proxy Statement are to United States dollars and all references to “C$” are to Canadian dollars.
In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or referred to on these websites is not part of this Proxy Statement.

This Proxy Statement includes forward-looking statements. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s business, prospects, operations, future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

CRONOS GROUP INC.
111 Peter Street, Suite 300
Toronto, Ontario, M5V 2H1
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, JUNE 20, 2024
These proxy materials are furnished in connection with the solicitation by the board of directors (the “Board” or our “Board”) of Cronos Group Inc. (“Cronos” or the “Company”), a corporation incorporated under the Business Corporations Act (British Columbia) (“BCBCA”), of proxies to be voted at the 2024 Annual Meeting of the holders (the “Shareholders”) of common shares (“Shares”) of the Company and at any adjournment or postponement of such meeting (the “Annual Meeting”). This proxy statement (this “Proxy Statement”), together with the Notice of Annual Meeting and proxy card or voting instruction form, is first being made available to Shareholders on or about May 9, 2024.
ABOUT THE MEETING
Why am I receiving these materials?
We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail in connection with the solicitation, by the Board, of proxies to be voted at the Annual Meeting. You are receiving this Proxy Statement because you were a Shareholder as of 5:00 p.m., Eastern time, on April 25, 2024, the record date for the Annual Meeting. The Notice of Annual Meeting provides notice of the Annual Meeting, and this Proxy Statement describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders.
What is included in these proxy materials?
These proxy materials include:
•this Proxy Statement for the Annual Meeting; and
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of proxy materials?
In accordance with the “notice and access” rules of the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to all Shareholders, we have elected to furnish such materials to selected Shareholders by providing access to these documents over the Internet. Accordingly, on or about May 9, 2024, we sent a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to most of our Shareholders.
These Shareholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.
How can I get electronic access to the proxy materials?
For those Shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides instructions regarding how to:
•view the proxy materials for the Annual Meeting on the Internet;
•vote your Shares after you have viewed the proxy materials;
•request a printed copy of the proxy materials; and
•instruct us to send future proxy materials to you electronically by email.
Copies of the proxy materials are available for viewing at www.proxyvote.com.
You may elect to receive proxy materials by email by following the instructions contained in the Notice of Internet Availability. If you would like to request an emailed copy of the proxy materials, you may do so prior to June 6, 2024 by (1) visiting www.proxyvote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. Even if you received a printed copy of the proxy materials, you may choose to receive future proxy materials by email. If you do so, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it or for so long as the email address provided by you is valid.
When and where is the Annual Meeting?
The Annual Meeting will be held on Thursday, June 20, 2024 at 11:00 a.m., Eastern time, via live audio webcast online at www.virtualshareholdermeeting.com/CRON2024. We are not holding an in-person meeting.
What matters will be submitted to Shareholders at the Annual Meeting?

At the Annual Meeting, you will be asked to vote on each of the following matters:

Proposal 1:	To elect the seven nominees named in this Proxy Statement to the Board;
Proposal 2:	To adopt an advisory (non-binding) resolution approving the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement; and
Proposal 3:	To appoint the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for fiscal year 2024 and to authorize the Board to fix the independent auditor’s remuneration.
Proposal 4:	To approve any adjournment of the Annual Meeting to a later date to be determined by the Chair of the Annual Meeting, if necessary, to permit the Company to complete the search for a successor auditor
We will conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board is not aware of any other business to be presented to a vote of the Shareholders at the Annual Meeting.
In addition, the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2023 and the auditors’ reports thereon will be placed before the Shareholders at the Annual Meeting.
Who may vote at the Annual Meeting?
Only record holders of our Shares as of 5:00 p.m., Eastern time, on April 25, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, the Company had 382,011,178 Shares outstanding. Each outstanding Share entitles the holder to one vote on each matter to be voted upon at the Annual Meeting.
How are votes counted and what is the required vote for each proposal?
As of the Record Date, there were 382,011,178 Shares outstanding, each of which entitles the holder to one vote on each matter to be voted upon at the Annual Meeting.
Proposal 1: Election of Directors
You may select “For” or “Withhold” with respect to each nominee for director under Proposal 1. Directors will be elected by a plurality of the votes cast at the Annual Meeting. However, the Board’s majority voting policy (the “Majority Voting Policy”) requires that any nominee for director who does not receive a greater number of votes “for” his or her election as a director than votes “withheld” from voting tender his or her resignation to the Board for consideration by the independent directors of the Company promptly following the Annual Meeting. The independent directors of the Company will consider the resignation and will provide a recommendation to the Board within 45 days following the Annual Meeting. The Board will consider the recommendation of the independent directors of the Company and determine whether to accept such recommendation within 90 days of the Annual Meeting. Absent exceptional circumstances, the Board will accept the resignation, which will be effective upon such acceptance. A news release will be issued promptly by the Company announcing the Board’s determination, including, if applicable, the reasons for rejecting the resignation. A director who tenders his or her resignation will not participate in any meetings to consider whether the resignation will be accepted. Shares held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”) will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
Proposal 2: Advisory Vote on the Compensation of Our Named Executive Officers
You may select “For”, “Against” or “Abstain” with respect to Proposal 2. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed in this Proxy Statement. The results of the vote on the proposal are not binding on the Board or the Compensation Committee. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
Proposal 3: Appointment of the Company’s Independent Auditor
You may select “For” or “Withhold” your vote with respect to Proposal 3. The affirmative vote of a majority of the votes cast at the Annual Meeting is required in order to appoint our independent registered public accounting firm for fiscal year 2024. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
Proposal 4: Approval of Adjournment of the Annual Meeting
You may select “For”, “Against” or “Abstain” with respect to Proposal 4. The affirmative vote of a majority of the votes cast at the Annual Meeting is required in order to approve the adjournment of the Annual Meeting. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Abstentions or broker non-votes will not be counted as votes cast in determining whether the requisite threshold of votes cast has approved the proposal.
What are the Board’s recommendations as to how I should vote on each proposal?
The Board recommends a vote:
•“FOR” the election of each of the seven director nominees named in this Proxy Statement;
•“FOR” the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement;
•“FOR” the appointment of the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for fiscal year 2024 and the authorization of the Board to fix the independent auditor’s remuneration; and

•“FOR” the approval of the adjournment of the Annual Meeting.
How do I participate in the Annual Meeting?
The Company is holding the Annual Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Annual Meeting in person. Participating in the Annual Meeting online enables registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as a proxyholder, to ask questions and vote, all in real time. Registered Shareholders and duly appointed proxyholders can vote at the appropriate times during the Annual Meeting. Guests, including non-registered Shareholders who have not duly appointed themselves as a proxyholder, can log in to the Annual Meeting as set out below. Guests can listen to the Annual Meeting but are not able to ask questions or vote at the Annual Meeting.
To log in to the Annual Meeting online, visit www.virtualshareholdermeeting.com/CRON2024 on your smart phone, tablet or computer. If you are a registered Shareholder or a duly appointed proxyholder, you will need to enter the 16-digit Control Number issued in respect of the Shares, your first and last name and your email address. If you are a guest, including a non-registered Shareholder who has not been duly appointed as a proxyholder, you will need to enter your first and last name and your email address. You will need the latest versions of Chrome, Safari, Edge, or Firefox. Please ensure your browser is compatible. We recommend that you log in at least 15 minutes before the Annual Meeting starts.
Duly appointed proxyholders must obtain a Control Number as described under “If I have appointed a proxyholder, how can they participate in and vote at the Annual Meeting?”. Without a Control Number, proxyholders will not be able to participate in the Annual Meeting.
If you are a registered Shareholder or duly appointed proxyholder that would like to vote at the Annual Meeting, it is important that you are connected to the Internet at all times during the Annual Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Annual Meeting. You should allow ample time to check into the Annual Meeting online and complete the related procedures.
How can I submit questions during the Annual Meeting?
Registered Shareholders and duly appointed proxyholders, including non-registered Shareholders who have duly appointed themselves as a proxyholder, will be able to submit questions online by typing questions into the text box where indicated and clicking on the submit button. Questions can only be submitted during the Annual Meeting using the means specified during the Annual Meeting.
We intend to answer properly submitted questions that are pertinent to the Company and Annual Meeting matters, as time permits. Questions submitted will be moderated before being sent to the Chair of the Annual Meeting. The Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to Annual Meeting matters or that are otherwise inappropriate. For any relevant submissions made but not addressed during the question period following the end of the Annual Meeting, a member of the Company’s management will attempt to contact such Shareholder to respond to the submission to the extent the Shareholder has provided an email address within their submission.
What if I need technical assistance?
If you encounter any technical difficulties accessing the virtual Annual Meeting during the check-in or the Annual Meeting, please use the phone numbers found on the log-in page to contact technical support.
How do I submit my vote?
Voting by Proxy before the Annual Meeting
If you are a Shareholder of record as of 5:00 p.m., Eastern time, on the Record Date, or a duly appointed proxyholder, you can vote via the Internet, by telephone or, for those Shareholders who receive a paper proxy card in the mail, by completing, dating and signing your proxy card and returning it to Broadridge as follows:
•Through the internet. Visit www.proxyvote.com to vote 24 hours a day, 7 days a week. Have your proxy card handy when you access the website. You will be prompted to enter your Control Number to submit an electronic ballot.
•By telephone. Use any touch-tone telephone to dial 1 (800) 690-6903 to vote 24 hours a day, 7 days a week. Have your proxy card handy when you call. You will be prompted to enter your Control Number and then follow the directions given.
•By mail. Complete, sign and date your proxy card and return it in the postage-paid envelope that is provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
For those Shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access their proxy on the Internet, which contains instructions on how to vote. If you received a Notice of Internet Availability, you may request a printed copy of the proxy materials by following the instructions contained in the Notice of Internet Availability. If you would like to request a printed copy of the proxy materials, you may do so prior to June 6, 2024 by (1) visiting www.proxyvote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com.
If you are voting by proxy, you must ensure that the proxy is received no later than 11:59 p.m. (Eastern time) on June 18, 2024, or, in the case of any adjournment or postponement of the Annual Meeting, no later than 11:59 p.m. (Eastern time) on the date that is two business days before the date of the adjourned or postponed meeting. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Annual Meeting at his or her discretion, without notice.
Voting at the Meeting

Registered Shareholders and duly appointed proxyholders can vote at the appropriate times by completing a ballot online during the Annual Meeting. We anticipate that once voting has opened during the Annual Meeting, the resolutions and voting choices will be displayed and you will be able to vote by selecting your voting direction from the options shown on the screen. Confirmation that your vote has been received should then appear. We anticipate that while voting remains open during the Annual Meeting you will be able to change your vote by selecting another voting direction or cancel your vote by pressing the cancel button.
What do I do if I hold my Shares through an Intermediary?
If you hold your Shares through an Intermediary, you can vote by following the instructions in the voting instruction form or in accordance with any other instructions provided by that Intermediary.
Non-registered Shareholders who have not duly appointed themselves as a proxyholder will be able to listen to the Annual Meeting but will not be able to ask questions or vote at the Annual Meeting. This is because the Company and Broadridge do not have a record of the non-registered Shareholders and, as a result, have no knowledge of your shareholdings or entitlement to vote unless you appoint yourself as a proxyholder.
The Company has distributed copies of the Notice of Internet Availability to the Intermediaries for onward distribution to non-registered Shareholders. Intermediaries are required to forward the Notice of Internet Availability to non-registered Shareholders unless a non-registered Shareholder has waived the right to receive it. Typically, Intermediaries will use a service company (such as Broadridge) to forward the Notice of Internet Availability to non-registered Shareholders. The Company is a “Participating Issuer” under Broadridge’s Electronic Delivery Procedures. Non-registered Shareholders who have enrolled in Broadridge’s Electronic Delivery Procedures (at www.investordelivery.com) will have received an email notification from Broadridge that the Notice of Meeting, this Proxy Statement and a proxy card or voting instruction form are available electronically, which notification includes a hyperlink to the page on the Internet where the proxy materials can be viewed. Generally, non-registered Shareholders who have not waived the right to receive proxy materials will be given a voting instruction form which must be completed and signed by the non-registered Shareholders in accordance with the directions on the voting instruction form; voting instruction forms sent by the Company and Broadridge permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvote.com.
The Company will pay for an Intermediary to deliver proxy materials to non-objecting beneficial owners of Shares (“NOBOs”) and objecting beneficial owners of Shares (“OBOs”). Any proxy materials sent to NOBOs and OBOs will be accompanied by a voting instruction form. By returning the voting instruction form in accordance with the instructions noted thereon, a NOBO or OBO is able to instruct the voting of the Shares owned by it. Voting instruction forms, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted thereon. The purpose of this procedure is to permit non-registered Shareholders to direct the voting of the Shares which they beneficially own.
If you are a non-registered Shareholder and wish to vote at the Annual Meeting, you should follow the instructions in the voting instruction form or contact your Intermediary for instructions and follow all of the applicable instructions, including the deadline, provided by your Intermediary.
Can I appoint a proxyholder not named in the proxy card or voting instruction form?
The persons named in the proxy card or voting instruction form are directors or officers of the Company designated by the Board. A registered Shareholder has the right to appoint as a proxyholder a person or company (who need not be a Shareholder) other than the persons already named by the Board in the proxy card to attend and act on such registered Shareholder’s behalf at the Annual Meeting. Such right may be exercised by inserting the name of the person or company in the blank space provided in the proxy card or by completing a later dated proxy card. The registered Shareholder’s vote will not be counted unless the proxyholder attends the Annual Meeting and votes the registered Shareholder’s Shares.
If you are a non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Annual Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.
If I have appointed a proxyholder, how can they participate in and vote at the Annual Meeting?
If you are a registered Shareholder and have appointed someone other than the Board’s nominees as your proxyholder, the person you have appointed as your proxyholder must obtain a Control Number to participate in the Annual Meeting as your proxy and vote your Shares. It is the responsibility of the Shareholder to advise his or her proxyholder to contact the appropriate party to obtain a Control Number. Without a Control Number, proxyholders will not be able to participate in the Annual Meeting, including asking questions and voting.
Requests for a Control Number must be made by 11:59 p.m. (Eastern time) on June 18, 2024.
What constitutes a quorum?
The Annual Meeting will be held only if a quorum is present. A quorum will be present if the holders of 33 1/3% of the Shares outstanding as of 5:00 p.m., Eastern time, on the Record Date and entitled to vote on a matter at the Annual Meeting are represented, directly or by proxy, at the Annual Meeting. Shares represented by properly completed proxy cards or voting instruction forms either marked “abstain” or “withhold,” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Annual Meeting. If Shares are held by brokers who have submitted proxies but are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions, those Shares will be counted as represented at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting.
Can I change or revoke my vote after I return my proxy card or voting instruction form?
Yes. In addition to revocation in any manner permitted by law, a registered Shareholder as of 5:00 p.m., Eastern time, on the Record Date who has returned a proxy card may revoke it at any time before it is voted at the Annual Meeting by:

•completing and signing a proxy card bearing a later date, and delivering it to Broadridge in accordance with the instructions (including the submission deadlines) set out above;
•delivering a written statement expressly revoking such proxy, signed by the registered Shareholder or by the registered Shareholders’ attorney, who is authorized in writing, to:
◦the Corporate Secretary of the Company at 111 Peter Street, Suite 300, Toronto, Ontario, M5V 2H1, at any time up to and including two business days prior to the Annual Meeting, or two business days preceding the day to which the Annual Meeting is adjourned or postponed; or
◦the Chair of the Annual Meeting prior to the start of the Annual Meeting.
If a registered Shareholder has followed the process for participating in and voting at the Annual Meeting online, voting at the Annual Meeting online will revoke all previously submitted proxies.
A non-registered Shareholder who wishes to revoke their voting instructions must complete, sign and submit a voting instruction form bearing a later date or contact their Intermediary in respect of such instructions and comply with any applicable requirements imposed by such Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.
Who will count the votes?
A representative of American Election Services, LLC will act as scrutineer at the Annual Meeting and will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.
Who pays to prepare, mail and solicit the proxies?
The Company pays all the costs of preparing, mailing and soliciting proxies in connection with this Proxy Statement. We may solicit proxies by advertisement, telephone, online or personally by directors or officers or other employees of the Company without additional compensation. Intermediaries may request and forward proxy materials to beneficial owners and seek authority to execute proxies. The Company will reimburse the Intermediaries for their expenses in forwarding the proxy materials to and seeking authority from such beneficial owners. The costs of solicitation will be borne by the Company.
How will my Shares be voted if I sign, date and return my proxy card or voting instruction form?
If you sign, date and return your proxy card or voting instruction form and indicate how you would like your Shares voted, your Shares will be voted or withheld from voting as you have instructed. If you sign, date and return your proxy card or voting instruction form but do not indicate how you would like your Shares voted, your proxy will be voted:
•“FOR” the election of each of the seven director nominees named in this Proxy Statement;
•“FOR” the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement;
•“FOR” the appointment of the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for fiscal year 2024 and the authorization of the Board to fix the independent auditor’s remuneration; and
•“FOR” the approval of the adjournment of the Annual Meeting.
How will broker non-votes be treated?
A “broker non-vote” occurs when a broker who holds its customer’s Shares in street name submits proxies for such Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Shares.
Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Shares on “routine” matters only, but not on other matters. Shares for which U.S. brokers have not received instructions from their customers will only be permitted to vote on the following proposals:
•To appoint the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for fiscal year 2024 and to authorize the Board to fix the indpendent auditor’s remuneration.
•To approve any adjournment of the Annual Meeting to a later date to be determined by the Chair of the Annual Meeting, if necessary, to permit the Company to complete the search or a successor auditor.
Shares for which U.S. brokers have not received instructions from their customers will not be permitted to vote on the following proposals:
•to elect the seven director nominees named in this Proxy Statement to the Board; or
•to approve, on an advisory (non-binding) basis, the compensation of the NEOs as disclosed in this Proxy Statement.
Does the Company have cumulative voting?
Shareholders have no cumulative voting rights.
What if other matters come up during the Annual Meeting?
If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the proxy card or voting instruction form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, the Board is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting.
How do I contact the Corporate Secretary of the Company?
In several sections of this Proxy Statement, we suggest that you should contact the Corporate Secretary of the Company to follow up on various items. You can reach our Corporate Secretary by writing to 111 Peter Street, Suite 300, Toronto, Ontario, M5V 2H1 or by email at corporate.secretary@thecronosgroup.com.
Principal Holders of Voting Securities.
As of the date of this Proxy Statement, to the knowledge of the directors and executive officers of the Company, no person or entity beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company carrying 5% or more of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote at the Annual Meeting, other than Altria Group, Inc. (“Altria”), as indirect beneficial owner of 156,573,537 Shares or approximately 41.0% of the issued and outstanding Shares as of March 31, 2024 (calculated on a non-diluted basis).
Altria has entered into an agreement to vote the Shares beneficially owned by Altria Group in favor of the Proposals set forth in this Proxy Statement, as more specifically set forth in, and subject to the terms and conditions of, such agreement. See “Related Party Transactions and Related Party Transaction Policy” for more information on the voting agreement with Altria.
Your vote is important.
Because many Shareholders cannot participate in the Annual Meeting, it is necessary that a large number be represented by proxy in order to ensure that a quorum is present to conduct business at the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, prompt voting will be appreciated. Shareholders can vote their Shares via the Internet or by telephone. Instructions for using this convenient service are provided on the proxy card or voting instruction form. Of course, you may still vote your Shares at the Annual Meeting. Shareholders who received a paper copy of a proxy card or voting instruction form may complete, sign, date and return the proxy card or voting instruction form promptly in the postage-paid envelope.
Important Notice Regarding the Availability of Proxy Materials
 for the Annual Meeting of Shareholders to Be Held on Thursday, June 20, 2024:
The Notice and Proxy Statement and Our Annual Report on Form 10-K for the Year Ended December 31, 2023
Are Available Free of Charge at:
https://ir.thecronosgroup.com/financial-information/annual-meeting.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
Board of Directors
The Company’s articles provide that the size of the Board will be set at seven directors. Each director will hold office from the date of the Annual Meeting until the close of the next annual meeting of Shareholders or until the successor of such director has been duly elected and/or appointed in accordance with the articles of the Company, the Investor Rights Agreement dated as of March 8, 2019 between the Company and Altria (the “Investor Rights Agreement”), and applicable law.
The Investor Rights Agreement provides that, for so long as Altria, Maple Acquireco (Canada) ULC, Altria Summit LLC and each of their respective controlled affiliates (the “Altria Group”) continues to beneficially own at least 40% of the issued and outstanding Shares, and the size of the Board is seven directors, the Company will nominate for election as directors to the Board four individuals designated by Altria (each, an “Altria Nominee”). In addition, for so long as Altria Group continues to beneficially own greater than 10% but less than 40% of the issued and outstanding Shares, Altria is entitled to designate a number of Altria Nominees that represents Altria Group’s proportionate share of the number of directors comprising the Board (rounded up to the next whole number) based on the percentage of the issued and outstanding Shares beneficially owned by the Altria Group at the relevant time. At least one Altria Nominee must be “independent” as defined in the Investor Rights Agreement (“Investor Rights Agreement Independent”) as long as Altria has the right to designate at least three individuals to be nominated for election as directors to the Board and the Altria Group’s beneficial ownership of the issued and outstanding Shares does not exceed 50%. The meaning of Investor Rights Agreement Independent differs from the meaning of the term “independent” as defined under applicable NASDAQ listing standards and the NASDAQ marketplace rules (the “NASDAQ Rules”) and as defined in National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”). Directors who are not Investor Rights Agreement Independent may still be independent under the applicable NASDAQ Rules and/or NI 58-101. Murray Garnick is independent under the applicable NASDAQ Rules, but he is not “independent” under NI 58-101, and, as a result, he is not Investor Rights Agreement Independent. In light of Mr. Garnick’s retirement from Altria on April 1, 2024 and his experience, qualifications, attributes, skills and past Board service, including past experience as a member of the Board from 2019 until 2023, and a lengthy career advising numerous public companies, including companies operating in heavily regulated industries, as external and internal legal counsel, regarding an array of regulatory, compliance and corporate governance matters, the Company determined to and did waive the Investor Rights Agreement Independent requirement solely with respect to Altria’s designation of Murray Garnick as an Altria Nominee for election to the Board at the Annual Meeting. Kamran Khan, Dominik Meier, Elizabeth Seegar, and Murray Garnick are the Altria Nominees. Other than the Altria Nominees, the nominees for election as directors of the Company were selected by a majority of the Board’s independent directors within the meaning of such term under the applicable NASDAQ Rules.
Nominees for Election as Directors at the Annual Meeting
The Board has not established a formal nominating committee. Rather, the Board has determined that compliance with the NASDAQ Rules, which require that director nominees (other than the Altria Nominees) are recommended for the Board’s selection by independent directors within the meaning of such term under applicable NASDAQ Rules constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, with the independence requirements applicable to such directors to be confirmed at such time, adequately encourages an objective nomination process. Individuals with the desired experience and qualifications are selected, taking into account the needs of the Board at the time. In making its recommendations, the Board’s independent directors consider:
•the attributes and skills that the Board considers to be necessary for the Board, as a whole, to possess;
•the attributes and skills that the Board considers each existing director to possess;
•the attributes and skills each new nominee will bring to the boardroom;
•whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member; and
•diversity criteria, pursuant to the Company’s Diversity Policy as further described below under “– Diversity”.
The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers”.

Director Name	Age	Director Since	Residency	Principal Occupation
Michael Gorenstein	37	2015	Miami, FL United States	Chairman, President and Chief Executive Officer of Cronos
Jason Adler(1)(2)(3)	52	2016	Pacific Palisades, CA United States	Co-founder and Managing Member of Gotham Green Partners
Kamran Khan(1)	50	2023	Richmond, VA United States	Vice President and Associate General Counsel of Altria
Dominik Meier(1)	46	2023	Richmond, VA United States	Vice President of Consumer Insights of Altria
Elizabeth Seegar(1)	46	2023	Richmond, VA United States	Vice President of Financial Planning and Analysis of Altria
Murray Garnick(1)	64	0	Manakin Sabot, VA United States	Former Executive Vice President and General Counsel of Altria
James Rudyk(1)(2)(3)	57	2018	Oakville, ON Canada	Chief Financial Officer of Ag Growth International Inc.

(1)	“Independent” within the meaning of such term under the applicable NASDAQ Rules.
(2)	“Independent” within the meaning of such term under NI 58-101.
(3)	Investor Rights Agreement Independent.
In considering the nominees’ individual experience, qualifications, attributes, skills and past Board participation, the Board’s independent directors have concluded that when considered all together, the appropriate experience, qualifications, attributes, skills and participation are represented for the Board as a whole and for each of the Board’s committees.
There are no family relationships among any directors and executive officers. Each nominee has indicated a willingness to serve and has consented to being named in this Proxy Statement, and the Board has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees is not available for election, proxies may be voted for the election of other persons selected by the Board unless the proxy specifies the Shares are to be withheld from voting in the election of the directors. Proxies cannot, however, be voted for a greater number of persons than the number of nominees named. Shareholders have no cumulative voting rights with respect to the election of directors.
Required Vote
With regard to the election of the director nominees, you may select “For” or “Withhold”. A plurality of the votes cast at the Annual Meeting is necessary to elect each director nominee.
However, under the Majority Voting Policy, any nominee for director who does not receive a greater number of votes “for” his or her election as a director than votes “withheld” from voting is required to tender his or her resignation to the Board for consideration by the independent directors of the Company promptly following the Annual Meeting. The independent directors of the Company will consider the resignation and will provide a recommendation to the Board within 45 days following the Annual Meeting. The Board will consider the recommendation of the independent directors of the Company and determine whether to accept such recommendation within 90 days of the Annual Meeting. Absent exceptional circumstances, the Board will accept the resignation which will be effective upon such acceptance. A news release will be issued promptly by the Company announcing the Board’s determination, including, if applicable, the reasons for rejecting the resignation. A director who tenders his or her resignation will not participate in any meetings to consider whether the resignation shall be accepted.
A copy of the Majority Voting Policy is available on the Company’s website at https://ir.thecronosgroup.com/governance/documents-charters.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding each current director, director nominee, and current executive officer of the Company. If elected at the Annual Meeting, Mr. Garnick will replace Mr. Ashton as director.

Name	Age	Position
Michael Gorenstein	37	Chairman, President and Chief Executive Officer
Jason Adler	52	Director
Kendrick Ashton, Jr.	48	Director
James Rudyk	57	Director
Kamran Khan	50	Director
Dominik Meier	46	Director
Elizabeth Seegar	46	Director
Murray Garnick	64	Director Nominee
Shannon Buggy	54	Senior Vice President, Global Head of People
Terry Doucet	34	General Counsel and Corporate Secretary
James Holm	41	Chief Financial Officer
Jeff Jacobson	38	Chief Growth Officer
Anna Shlimak	38	Senior Vice President, Corporate Affairs and Strategy
Arye Weigensberg	41	Senior Vice President, Head of Research & Development
Adam Wagner	41	Senior Vice President, Head of Cronos Israel
A brief biography of each current director, director nominee, and current executive officer of Cronos is set forth below:
Michael Gorenstein is the Chairman, President and Chief Executive Officer (“CEO”) of Cronos. Mr. Gorenstein is also a co-founder and passive member of Gotham Green Partners. Before joining the Company, Mr. Gorenstein was the Vice President and General Counsel at Alphabet Partners, LP, a New York City-based multi-strategy investment management firm, focused on identifying mispriced assets across various industries, asset classes and geographies. Prior to Alphabet Partners, LP, he was a corporate attorney at Sullivan & Cromwell LLP where he focused on mergers and acquisitions and capital markets transactions. Mr. Gorenstein graduated from the University of Pennsylvania Law School with a Juris Doctor, the Wharton School at University of Pennsylvania with a certificate in Business Economics and Public Policy and the Kelley School of Business at Indiana University with a Bachelor of Science of Business in Finance. The combination of Mr. Gorenstein’s leadership capabilities and business and legal background, as well as his deep knowledge of the cannabis business, make him an ideal Chairman of the Board, President and CEO of Cronos.
Jason Adler is the co-founder and Managing Member of Gotham Green Partners, a private equity firm focused primarily on early-stage investing in companies in the cannabis industry. Prior to co-founding Gotham Green, Mr. Adler was the co-founder and Chief Executive Officer of Alphabet Partners, LP, a New York City-based multi-strategy investment management firm, focused on identifying mispriced assets across various industries, asset classes and geographies. Prior to Alphabet Partners, LP, Mr. Adler also founded Geronimo, LLC, a broker dealer and member of the American Stock Exchange, that made markets in equity options, and he began his career as a market maker at G&D Trading. Mr. Adler graduated with a Bachelor of Arts from the University of Rhode Island. Mr. Adler’s extensive experience in the cannabis industry as well as in assisting startup companies to grow into successful, mature companies make Mr. Adler a valuable director.
Kendrick Ashton, Jr. is the Co-Founder and Co-Chief Executive Officer of The St. James, a leading developer and operator of performance, wellness and lifestyle brands, experiences and destinations. Prior to founding The St. James in 2014, Mr. Ashton was a founding member and Managing Director of Perella Weinberg Partners, a boutique financial services firm founded in 2006. Prior to joining Perella Weinberg, Mr. Ashton was an investment banker at Goldman, Sachs & Co. and gained legal experience at Cravath, Swaine & Moore and Wachtell, Lipton, Rosen & Katz. Mr. Ashton received a Juris Doctorate from the University of Chicago Law School, where he was a Merit Scholar and the Earl Dickerson Public Service Scholar, and a Master of Business Administration from the University of Chicago Graduate School of Business, where he was also a Merit Scholar. He earned his A.B. from the College of William and Mary. Mr. Ashton is a member of the Board of Trustees of the Colonial Williamsburg Foundation, the Board of Trustees of the National Urban League, the Board of Directors of Archbishop John Carroll High School and the Board of Directors of the Institute for Responsible Citizenship and is an emeritus member of the Board of Visitors and Foundation Board of the College of William & Mary. Mr. Ashton was appointed a director by Altria.
Murray Garnick formerly served as Executive Vice President and General Counsel for Altria. In this role, he led the company's Law department and the Corporate Secretary's office, Regulatory Affairs and Regulatory Sciences. He held this position between 2017 and April 2024, when he retired. Mr. Garnick previously served as Deputy General Counsel for Altria Client Services (“ALCS”) , a subsidiary of Altria, which provides professional services and support to Altria and its operating companies. At Altria, Mr. Garnick led the legal support for sales, marketing, regulation, and product development and intellectual property matters. He also supervised the management of tobacco, health and other litigation brought against Altria and its operating companies throughout the country. In 2008, Mr. Garnick joined ALCS as Senior Vice President, Litigation and Associate General Counsel. He brings extensive litigation experience as the result of representing Altria and its subsidiaries for more than two decades as a senior partner at the law firm of Arnold & Porter in Washington, D.C. While at the firm, Mr. Garnick represented the company in a broad range of litigation, specializing in product liability and consumer protection litigation with an emphasis on appellate litigation. Mr. Garnick received his Bachelor of Arts from the University of Georgia and his Juris Doctor (JD) from the University of Georgia School of Law.

James Rudyk is currently the Chief Financial Officer at Ag Growth International Inc., a leading global food infrastructure company providing products, systems and solutions to the agriculture and food processing industries, where he is responsible for finance, accounting, business intelligence and information technology. Mr. Rudyk is a seasoned executive with more than 25 years of financial and operational experience, and a track record of supporting ambitious growth plans. Prior to joining Ag Growth International in September 2020, he was the Chief Financial Officer of Sofina Foods Inc. from September 2019 until May 2020, and was the Chief Financial Officer of Roots Corporation from January 2016 until August 2019, where he helped the company grow and transition from a family-led organization to a Canadian public company. Prior to joining Roots Corporation, Mr. Rudyk served as the Chief Financial Officer of Shred-It International Inc. from 2009 to 2015, where he was instrumental in helping the company grow from approximately $200 million to over $700 million in revenue and expand to more than 17 countries around the world. He also served as Chief Financial Officer and Chief Operating Officer of Canada Cartage Systems Limited from 2004 to 2009. He received his Bachelor of Arts and Master of Accounting degree from the University of Waterloo. Mr. Rudyk is also a Chartered Professional Accountant and holds an ICD.D designation from the Institute of Corporate Directors and the University of Toronto’s Rotman School of Management. Mr. Rudyk’s financial and accounting experience, together with his experience with growth companies, make him a valuable director.
Kamran Khan serves as Vice-President and Associate General Counsel with Altria Client Services Inc. Over the last 16 years, Kamran has managed a wide portfolio of litigation, business counseling and regulatory matters supporting Altria’s family of companies. In his current role, Mr. Khan leads a team responsible for supporting Government Affairs, Corporate Citizenship, Regulatory Affairs, and Privacy. Previously, Mr. Khan led a team providing legal support for all aspects of the development, marketing, and sale of innovative tobacco products. Prior to joining Altria in 2007, Mr. Khan was a Partner in the National Products Liability Division of Shook, Hardy and Bacon. Mr. Khan received his J.D. at Southern Illinois University School of Law and a B.A. in History at the University of Florida. He is actively involved in various inclusion, diversity and equity issues impacting the legal community, and serves on the Board of Trustees for the Children’s Museum of Richmond. Mr. Khan was appointed as a director in 2023, and is an Altria Nominee.
Dominik Meier serves as the Vice President of Consumer & Marketplace Insights & Innovation for Altria Client Services (“ALCS”). Before assuming his current role, Mr. Meier served as Vice President of Strategy, Consumer & Marketplace Insights for Altria Ventures Inc. Since joining the Altria family of companies in 2005, Mr. Meier has served in a variety of roles including as the General Manager and Managing Director of Nat Sherman LLC, a former super-premium cigarette and cigar business and General Manager for a joint venture, Richmark GmbH. Mr. Meier is a Swiss, Italian, and American citizen and has a Bachelor of Arts from Tufts University and a master’s degree from the University of Chicago. He is actively involved with organizations that support the environment or enable individuals with physical, intellectual and developmental disabilities. He currently serves on the board of Higher Achievement as the Vice Chair for the Finance Committee. Mr. Meier was appointed as a director in 2023, and is an Altria Nominee.
Elizabeth Seegar serves as Vice President, Financial Planning & Analysis for ALCS. In her role, she oversees the development of financial models, financial forecasting, accounting and reporting and various analysis for Altria and its companies. Previously, Ms. Seegar served as Vice President, Corporate Audit for Altria, where she had oversight of both internal audit as well as Altria’s Sarbanes-Oxley compliance program. Since 2003, Ms. Seegar has held a variety of leadership roles across Altria’s Finance Department. Ms. Seegar received her undergraduate business degree from Roanoke College with concentrations in both Finance and Accounting and is a Certified Public Accountant. She also serves on the Board of Trustees at the Virginia Museum of History and Culture. Ms. Seegar was appointed as a director in 2023, and is an Altria Nominee.
Shannon Buggy has been the Senior Vice President, Global Head of People for Cronos since August 2020. Ms. Buggy is responsible for leading the Company’s human resources strategy across its global operations. Prior to Cronos, Ms. Buggy was the Senior Vice President of Global Human Resources for Nielsen from February 2018 until August 2020, where she led the human resources strategy for Nielsen Media, and the Executive Director, Head of Talent Strategy and HR Business Partners for Purdue Pharma L.P. from December 2014 until November 2017. With over 25 years of experience, Ms. Buggy has a proven track record of leading and managing global human resources teams and driving excellence in talent acquisition, development, retention, employee relations, compensation, benefits, talent management and labor relations. Ms. Buggy graduated magna cum laude with a Bachelor of Science degree in Human Resources Management from the Pace University, Lubin School of Business.
Terry Doucet was appointed as the General Counsel and Corporate Secretary of Cronos in April 2022. Mr. Doucet has been with Cronos since 2018 and, throughout his time at Cronos, has helped to guide Cronos through significant growth, including the build-out of the Legal and Regulatory Affairs teams, the Altria Investment (as defined below), the Ginkgo Collaboration Agreement (as defined below), and various product commercialization initiatives. Mr. Doucet has been a trusted advisor for Cronos and has a proven track record of leading highly effective teams with understanding, collaboration, and creativity. Prior to joining Cronos, Mr. Doucet was a corporate lawyer at the law firm Davies Ward Phillips & Vineberg LLP in Toronto. Mr. Doucet is an Ontario-qualified lawyer, holding a Juris Doctor from the University of Toronto and a joint honors (first-class) Bachelor of Arts degree from McGill University in Montreal.
James Holm has served as Cronos’ Chief Financial Officer since November 2022. Before joining Cronos, Mr. Holm served as Global Vice President of Finance Transformation at Vertiv and before that he served as Americas Controller from September 2018 to February 2022. Prior to his roles at Vertiv, Mr. Holm served as Worldpay’s Finance Leader, Finance Solutions & Process Transformation Organization from May 2016 to September 2018. Before that, Mr. Holm served at Procter & Gamble in a variety of finance roles from September 2008 to March 2016. Mr. Holm is a Certified Public Accountant and Chartered Global Management Accountant who previously worked as an external auditor for PricewaterhouseCoopers where he worked on various public client engagements, which included working with Fortune 500 companies. He holds a Master of Business Administration (MBA) with a Finance concentration and a Bachelor of Science in Business in Accounting and Finance, both from Wright State University.
Jeff Jacobson is the Chief Growth Officer of Cronos. As Chief Growth Officer, Mr. Jacobson leads the Marketing, Innovation, Operations and Sales teams in North America as well as the Consumer Insights team for Cronos’ global business. Mr. Jacobson sets the strategy for our brands and is responsible for leading our global teams to help execute Cronos’ vision. Mr. Jacobson previously served as Cronos’ General Manager of Canada and Europe. Before joining Cronos, Mr. Jacobson founded a Toronto-based marketing agency and successfully launched and licensed several innovative software products in the mobile industry. As a co-founder of Peace Naturals, Mr. Jacobson’s expertise and experience in licensing and compliance, new business development, project management and resource management help Cronos lead in a variety of markets.
Anna Shlimak is the Company’s Senior Vice President, Corporate Affairs and Strategy and responsible for managing and directing the organization’s internal and external communications, government affairs, investor relations and corporate strategy. Prior to joining the Company, Ms. Shlimak was the Head of Investor Relations at Quest Partners LLC, a research driven alternative investment firm. Ms. Shlimak was responsible for business development, investor reporting, marketing and communication initiatives for the fund. Previously, Ms. Shlimak held a range of diverse roles at the New York Stock Exchange in both the New York and London offices. Most recently, Ms. Shlimak was on the Investor Relations Team within the Corporate Finance Group, where she was responsible for developing relationships with investors and sell side analysts, as well as creating investor communication and reporting. She received a Master of Business Administration from Columbia Business School and holds a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania.
Arye Weigensberg has served as Senior Vice President, Head of Research and Development of Cronos since August 2022. As Head of Research and Development, Mr. Weigensberg is responsible for leading Cronos’ innovation program, where he oversees research and technology functions, and leads scientific efforts to unlock the potential of rare cannabinoids. Before joining Cronos, Mr. Weigensberg was the CEO of Altria Israel Ltd., an Altria research and development innovation hub. Mr. Weigensberg joined Altria as part of its acquisition of Green Smoke, where he was the Director of Marketing and Brand Management. Prior to Green Smoke, Mr. Weigensberg held a variety of roles in brand management and marketing, supporting food brands such as Manischewitz, Lawry’s, Ragu, Knorr and Country Crock. Mr. Weigensberg graduated from Concordia University’s John Molson School of Business with a Bachelor of Commerce in Marketing and International Business.
Adam Wagner has served as Senior Vice President, Head of Cronos Israel since April 2024. As Head of Cronos Israel, Mr. Wagner is responsible for overseeing the business and strategy of Cronos Israel, including the day-to-day operations, providing oversight to teams across Operations, Regulatory, Sales and Marketing, and the integration of the Cronos Israel business into our broader organizational framework. Mr. Wagner also partners with our Research and Development and Growth teams to drive revenue through new, innovative products.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Overview
The Board considers good corporate governance practices to be an important factor in the overall success of the Company. Under NI 58-101 and National Policy 58-201 – Corporate Governance Guidelines, the Company is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, the Company is required to comply with the provisions of the Sarbanes-Oxley Act of 2002 (the “Act”) and the applicable rules adopted by the SEC pursuant to the Act, as well as the NASDAQ Rules.
The Board is responsible for the oversight of the business and affairs of the Company. The Board oversees the development of the Company’s strategic plan and the ability of the executive officers to continue to deliver on the corporate objectives. The Board Mandate is attached as Appendix A to this Proxy Statement.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of the executive officers through meetings of the Board and through frequent informal discussions among independent members of the Board and executive officers. In addition, the Board has unrestricted access to the Company’s external auditors, external legal counsel and to the Company’s executive officers and employees.
Meetings
The Board held 22 meetings (including regularly scheduled and special meetings) in 2023. Each of our directors attended at least 75% of (i) the meetings of the Board held during the period for which he or she served as a director and (ii) the meetings held by the standing committees of the Board on which he or she served during the periods that he or she served. Four of our then-current directors attended the 2023 annual meeting of Shareholders. The Company does not have a formal policy with respect to director attendance at the annual meeting. Our current Board members who served on the Compensation Committee attended 100% of its six meetings held in 2023. The Audit Committee held five meetings in 2023, and all of the Audit Committee members attended 100% of these meetings.
Director Independence
The Board is currently comprised of seven directors: Michael Gorenstein (Chairman), Jason Adler, Kendrick Ashton, Jr., Kamran Khan, Dominik Meier, Elizabeth Seegar and James Rudyk. Please see the biographies of our individual directors under “Directors and Executive Officers”.
The Board has determined that three of the seven directors of the Company (or approximately 43% of the nominees), namely Mr. Adler, Mr. Ashton and Mr. Rudyk, have no material relationship with the Company, either directly or indirectly, which could, in the view of the Board, be reasonably expected to interfere with the exercise of such individual’s independent judgment, and are “independent” within the meaning of such term under the applicable NASDAQ Rules and NI 58-101. As Altria is the parent company of Maple Acquireco (Canada) ULC, the beneficial owner of approximately 41.0% of the issued and outstanding Shares as of March 31, 2023 (calculated on a non-diluted basis), for the purposes of NI 58-101, the Company is considered to be “controlled” by Altria. As such, Messrs. Khan, Garnick and Meier and Ms. Seegar are not “independent” within the meaning of such term under NI 58-101 (but are considered to be “independent” within the meaning of such term under the applicable NASDAQ Rules) as they all are, or were within the past three years, employees of Altria. Messrs. Khan and Meier and Ms. Seegar are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules, other than for Audit Committee purposes, and Mr. Garnick, who retired from Altria on April 1, 2024, is considered to be “independent” within the meaning of such term under applicable NASDAQ rules, including for Audit Committee purposes. Mr. Gorenstein is not “independent” within the meaning of such term under the applicable NASDAQ Rules and NI 58-101 as he is the Chairman of the Board, President and CEO.
While the majority of the directors of the Company are not independent within the meaning of such term under NI 58-101, only Mr. Gorenstein is a member of management, and thus the Board believes that it is able to exercise independent judgment in carrying out its responsibilities. In addition, to facilitate the exercise of independent supervision over executive officers, the Board has provided for the role of an independent lead director (the “Independent Lead Director”) as described further under “Board Leadership Structure and Qualifications” below. This role is currently held by Mr. Rudyk.
The directors who are independent within the meaning of such term under the applicable NASDAQ Rules meet in executive session, without the presence of non-independent directors and executive officers, in conjunction with each regularly scheduled meeting of the Board and at other meetings as appropriate. During 2023, 12 executive sessions of the independent directors were held. These executive sessions are led by the Independent Lead Director. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including executive officers, being present on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.
Board Leadership Structure and Qualifications
Each director must have an understanding of the Company’s principal operational and financial objectives, plans and strategies, and financial position and performance. Directors must have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors must advise the Chairman of the Board in advance of accepting an invitation to serve on the board of another public corporation.
Currently, Michael Gorenstein serves as our Chairman, President and CEO, and James Rudyk serves as the Independent Lead Director of our Board. The primary focus of the Independent Lead Director is to provide leadership to ensure that the Board functions independently of the executive officers of the Company and non-independent directors and to foster the effectiveness of the Board. The Independent Lead Director acts as a liaison between the independent directors and the Chairman and:
•chairs all Board meetings when the Chairman is not in attendance;
•seeks to stimulate debate;

•seeks to provide adequate time for discussion of issues, facilitate consensus, encourage full participation and discussion by individual directors and confirm that decision-making is reached and accurately recorded;
•works with the Chairman to ensure that the appropriate committee structure is in place and makes recommendations for appointment to such committees; and
•together with the Chairman, ensures that the responsibilities of the Board are effectively carried out in compliance with the Board’s mandate and that the functions of the Board delegated to the committees of the Board are effectively carried out and reported to the Board.
Position Descriptions
The Board has written position descriptions for the Chairman of the Board, Independent Lead Director, chairs of the Board committees and the CEO. The Board Mandate and the charters for the committees set out in writing the responsibilities of the Board and the committees for supervising executive officers of the Company.
Orientation and Continuing Education
All new directors are provided with an initial orientation regarding the nature and operation of the Company’s business and its strategy and as to the role of the Board and its committees, as well as the legal obligations of a director of the Company. Directors are periodically updated on these matters.
In order to orient new directors as to the nature and operation of the Company’s business, they are given an opportunity to meet with executive officers to discuss the Company’s business and activities. In addition, new directors receive copies of Board materials, corporate policies and procedures, and other information regarding the business and operations of the Company.
Board members are expected to keep themselves current with industry trends and developments and are encouraged to communicate with executive officers and, where applicable, auditors and advisors of the Company. Board members have access to the Company’s external and in-house legal counsel in the event of any questions or matters relating to their corporate and director responsibilities and to keep themselves current with changes in legislation. Board members have full access to the Company’s records. In addition, external counsel and other external advisors of the Company are regularly invited to present to the Board at Board meetings on topics and trends facing public companies and private companies in the cannabis industry.
The orientation and continuing education process are reviewed on an annual basis by the Board and revised as necessary.
Board Oversight of Risk Management
The role of our Board in our risk oversight is consistent with our leadership structure, with our President and CEO and other executive officers having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees providing oversight of risk management and control processes.
The Company’s executive officers are responsible for reporting to the Board on the principal risks associated with the Company’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by executive officers to the Board at each regularly scheduled Board meeting.
The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management, reviewing the adequacy of the Company’s internal control over financial reporting and beginning this year, will oversee the Company’s program for assessing, monitoring and mitigating cybersecurity risks. The Compensation Committee has primary responsibility for the Company’s compensation policies, plans and practices regarding both executive compensation and the compensation structure generally and in particular, reviews the Company’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by the Company’s employees.
Committees of Our Board of Directors
The standing committees of our Board consist of the Audit Committee and the Compensation Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. The following table summarizes the current membership of the Board and each of its standing committees:

Director Name	Audit Committee	Compensation Committee
Michael Gorenstein
Jason Adler(1)(2)	Member	Chair
Kendrick Ashton, Jr.(1)(2)	Member
Kamran Khan(1)
Dominik Meier(1)
Elizabeth Seegar(1)		Member
James Rudyk(1)(2)	Chair	Member

(1)	“Independent” within the meaning of such term under the applicable NASDAQ Rules.
(2)	“Independent” within the meaning of such term under NI 58-101.
Our Board has adopted a charter for each of the two standing committees that addresses the composition and function of each committee. Copies of such materials are available on our website at https://ir.thecronosgroup.com/governance/documents-charters.

The Investor Rights Agreement also provides that, subject to certain exceptions, for so long as Altria is entitled to designate one or more Altria Nominees, Altria may appoint to each committee established by the Board such number of Altria Nominees that represents Altria’s proportionate share of the number of directors comprising the applicable Board committee (rounded up to the next whole number) based on the percentage of our issued and outstanding Shares beneficially owned by the Altria Group at the relevant time.
Audit Committee
The Company has a separately designated standing Audit Committee established in accordance with the NASDAQ Rules. The Audit Committee is currently comprised of three directors of the Company: James Rudyk (Chair), Jason Adler and Kendrick Ashton, Jr., all of whom are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules.
The Board has determined that James Rudyk, the Chair of the Audit Committee, and Kendrick Ashton, Jr. each qualify as an “audit committee financial expert” for purposes of the SEC’s rules. The SEC has indicated that the designation of each of Messrs. Rudyk and Ashton as an audit committee financial expert does not make either an “expert” for any purpose, impose any duties, obligations or liabilities on either that are greater than those imposed on other members of the Audit Committee and the Board who do not carry this designation or affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.
The members of the Audit Committee are appointed by the Board, and each member of the Audit Committee serves at the pleasure of the Board until the member resigns, is removed or ceases to be a member of the Board.
The responsibilities and operation of the Audit Committee are set out in the Audit Committee Charter, a copy of which is available on the Company’s website at https://ir.thecronosgroup.com/governance/documents-charters.
Compensation Committee
The Compensation Committee is currently comprised of three directors of the Company: Jason Adler (Chair), James Rudyk, and Elizabeth Seegar. Messrs. Adler and Rudyk are considered to be “independent” within the meaning of such term under applicable NASDAQ Rules and NI 58-101. Ms. Seegar is not considered to be “independent” within the meaning of such term under NI 58-101 but is considered to be “independent” within the meaning of such term under applicable NASDAQ Rules. In order to ensure that the compensation process remains objective:
•the Board is required to review and evaluate all recommendations and decisions put forward by the Compensation Committee regarding the design of the Company’s compensation plans, including any equity-based compensation and executive compensation; and
•both the Board and the Compensation Committee hold meetings at which non-independent (within the meaning of such term under applicable NASDAQ Rules) directors of the Company are not present.
The Compensation Committee is responsible for approval of, or making recommendations to the Board with respect to, the compensation of the executive officers of the Company and making recommendations to the Board with respect to the compensation of the directors of the Company.
The responsibilities and operation of the Compensation Committee are set out in the Compensation Committee Charter, a copy of which is available on the Company’s website at https://ir.thecronosgroup.com/governance/documents-charters.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is or has been one of our officers or employees, and none have any relationships with us of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers serves or has served as a member of the Board, Compensation Committee or other Board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
Nomination of Directors
The Board has not established a formal nominating committee. Rather, a majority of the Board’s independent directors recommends director nominees for the Board’s selection in a vote in which only independent directors participate, with the independence requirements applicable to such directors confirmed at such time. The Board adopted a resolution to adopt this director nominee selection process upon determining that compliance with the NASDAQ Rules, which require that director nominees (other than the Altria Nominees) are recommended for the Board’s selection by independent directors within the meaning of such term under applicable NASDAQ Rules constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, with the independence requirements applicable to such directors to be confirmed at such time, adequately encourages an objective nomination process.
Individuals are selected with the desired background and qualifications, taking into account the needs of the Board at the time. In making recommendations, the Board’s independent directors consider:
•the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess;
•the competencies and skills that the Board considers each existing director to possess;
•the competencies and skills each new nominee will bring to the boardroom;
•whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member; and
•diversity criteria, pursuant to the Diversity Policy (as defined herein) as further described below under “– Diversity”.
See “Proposal No. 1–Election of Directors” above for a discussion of Altria’s right to designate director nominees under the Investor Rights Agreement. The Board’s independent directors will consider director candidates recommended by Shareholders, and the Company’s articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a Shareholder, as further described below.
Shareholder Recommendations for Director Nominations
The Company’s articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a Shareholder (who must also meet certain qualifications outlined in the articles) (the “Nominating Shareholder”) at any annual meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Requirements”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Company’s articles which are available on the Company’s website at https://ir.thecronosgroup.com/governance/documents-charters.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company. To be timely, a Nominating Shareholder’s notice to the Corporate Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Company’s articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Requirements.
Diversity
The Board has adopted a written policy concerning diversity on the Board and with respect to executive officers (the “Diversity Policy”). The Board believes that diversity is important to ensure that Board members and executive officers possess the necessary range of perspectives, experience and expertise required to achieve the Company’s objectives and deliver for its stakeholders. The Company believes that diversity mitigates the risk of groupthink, ensures that the Company has the opportunity to benefit from all available talent and enhances, among other things, its organizational strength, problem-solving ability and opportunity for innovation. The Diversity Policy states, among other things, that the Board should consider diversity criteria including, but not limited to, any characteristic that can be used to differentiate groups and people from one another, such as gender, geographical representation, education, religion, ethnicity, race, nationality, culture, language, aboriginal or indigenous status and other ethnic distinctions, sexual orientation and disability, when determining the composition of the Board. It is an objective of the Company that diversity be considered when hiring executive officers and in connection with succession planning. There is currently one woman on the Board (representing 14% of the directors of the Company) and two women in executive officer positions (representing 25% of the executive officers of the Company).
The Company has not adopted numerical targets regarding the representation of women or persons with other self-identified diversity characteristics, such as race, ethnicity, religion, nationality, disability, sexual orientation or cultural background, on the Board or in executive officer positions. However, the Company monitors the level of representation of women and persons with other self-identified diversity characteristics on the Board and in senior management positions.

Board Diversity Matrix (As of April 25, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	1	5	0	1
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1
Environmental, Social and Governance: Cronos Style

Since its founding, Cronos has had a mission to improve people’s lives by unlocking the full potential of cannabis. We aspire to be the leading cannabinoid company with brands that connect to consumers, with a winning culture, and industry-leading innovation.
As we strive to improve people’s lives and generate long-term value for our shareholders, we are guided by the following principles:
•People & Community. We believe in fostering the most valuable global cannabis community comprised of passionate and daring people.
•Quality Products. We believe in developing innovative and meaningful products that meet the needs and exceed the expectations of our consumers.
•Integrity & Leadership. We take pride in leading the industry forward responsibly.
Environmental Sustainability: Utilizing Fermentation as a means of Production
Cannabinoids are naturally occurring compounds found in the cannabis plant. Certain rare cannabinoids naturally occur in the cannabis plant, but in minimal amounts. In partnership with Ginkgo Bioworks Holdings Inc. (“Ginkgo”), one of the world’s leading biotechnology companies, the Company has leveraged fermentation to bring rare cannabinoids to consumers. The conventional methods of cultivating and extracting cannabinoids not only makes access to rare cannabinoids expensive, but the process is also resource intensive, leaving a large carbon footprint.
To measure the potential environmental impact of utilizing fermentation to produce rare cannabinoids, the Company retained Intertek Health Sciences Inc. to carry out a Life Cycle Assessment comparing conventional methods to fermentation for four different cannabinoids: cannabichromene (CBC), cannabigerol (CBG), tetrahydrocannabinol (THC), and tetrahydrocannabivarin (THCV).
The third-party verified results of this assessment showed that the environmental footprint of growing plants indoors is high and using innovative fermentation processes is a solution that dramatically lowers the environmental impact of cannabinoid production. On average, the carbon footprint savings of using the Company’s fermentation method was 99.8% when compared to traditional extraction methods.
In August 2023, Cronos announced the planned wind-down of Thanos Holdings Ltd., known as Cronos Fermentation (“Cronos Fermentation”), and its production facility in Winnipeg, Manitoba and listed the facility for sale. Although we no longer operate a facility that leverages the strategic partnership with Ginkgo, we are the exclusive licensee of the intellectual property covered by the patent applications for the target cannabinoids under our strategic partnership with Ginkgo. We may leverage this intellectual property in the future, either through production at our facility in Stayner, Ontario (the “Peace Naturals Campus”) or through a contract manufacturer, and we continue to utilize these cultured cannabinoids in our products sold in Canada. Through our use of these fermented cannabinoids in our products today, we are bringing more sustainable products to market.
Social: Investing in our People
The Company is committed to building disruptive intellectual property by advancing cannabis research, technology and product development and is seeking to develop an iconic brand portfolio. Our employees are critical to achieving this mission. To compete and succeed in our highly competitive and rapidly evolving industry, it is crucial that we continue to attract, develop, motivate and retain skilled, talented and passionate employees. We seek to build a winning team and to foster a community where everyone feels included and empowered to do their best work.
Compensation and Benefits.
Our compensation program is designed to attract, motivate and reward talented individuals who possess the skills necessary to support our business objectives, assist in achieving our strategic goals and create long-term value for our Shareholders. We believe we offer competitive compensation and benefits in each of our locations, including long-term equity awards to eligible employees under our equity incentive plans to reward and retain talented individuals and align employee and Shareholder interests.
Safety, Health and Well-being.
The safety, health and well-being of our employees are paramount to the Company. We provide our employees and their families with access to a variety of health and welfare programs, including benefits that support their physical and mental health by providing tools and resources to help them improve or maintain their personal health.
Health and Safety Standards.
We have standard operating procedures in place to ensure high standards of workplace safety are met for the safety of our employees. In our Canadian production facilities, Workplace Hazardous Materials Information System and safety training for all staff is conducted annually. New hires receive training in Good Manufacturing Practices (GMP) and Good Agricultural Practices (GAP) protocols as well as site- and department-specific health and safety and security training.
Employee Engagement, Learning and Development.
We are committed to developing our talent and building an agile and resilient organization with the skill sets to effectively adapt to changing business needs to best position the Company for success. We seek to foster a culture of employee learning, innovation and a drive to succeed through a talent development strategy that adapts to changing business needs. Management is an active enabler of our people strategy as we seek to recruit, retain and engage top talent that will maximize our business performance.
Diversity, Equity and Inclusion and Ethical Business Practices.
At Cronos, we believe it is our responsibility to foster a diverse, equitable and inclusive team. We know that the best work comes when people from all different walks of life have a seat at the table.

We believe that a diverse, equitable and inclusive work environment mitigates the risk of groupthink, ensures that the Company has the opportunity to benefit from all available talent and enhances, among other things, our organizational strength, problem-solving ability and opportunity for innovation. We continue to focus on understanding our diversity, equity and inclusion strengths and opportunities and executing on a strategy to support further progress. We are committed to hiring, developing and promoting employees with diverse backgrounds.
We seek to ensure this inclusivity is achieved through our regular anti-bias, anti-harassment, and annual Code of Business Conduct and Ethics training and support for our employees. We maintain a whistleblower policy and anonymous hotline for the confidential reporting of any suspected policy violations and provide training and education to our global workforce with respect to our Code of Business Conduct and Ethics and related policies.
Social: Caring for our Community
The Company is committed to responsibly leading the emerging global cannabinoid industry by focusing on product quality, transparent practices, and limiting access to only adult consumers. In each region where we conduct research, we adhere to local laboratory testing requirements.
Our experience in Canada has prepared us to operate in strictly regulated environments and provide products that appeal to consumers because of their quality.
We demonstrate our commitment to responsible marketing by minimizing reach and appeal to those below the legal age of consumption, including through our packaging and our advertising practices.
Marketing Code.
At Cronos we recognize there is a clear need for standards. That is why we proactively created our own. The principles in our Marketing Code apply to all marketing activities of all Cronos brands globally and are communicated to all business partners in any work they do on the Company’s behalf. The Marketing Code represents the Company’s commitment to responsible marketing standards. The Marketing Code standards are:
•Our advertising will be targeted to adults.
•We will highlight responsible cannabis consumption and any people depicted in any imagery will be adults.
•Our brand websites and social media will be designed for adults.
•Our marketing events will be targeted to adults and will promote responsible cannabis consumption.
•We will provide our customers with facts and substantiate our claims.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code”), a written code of business conduct and ethics for the Company’s directors, officers and employees. The Code sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company.
The Board has delegated responsibility for monitoring compliance with the Code and for investigating and enforcing matters related to the Code to the Company’s executive officers, who will report breaches of the Code to the Company’s Legal Department, for matters regarding accounting, internal accounting controls and other auditing matters to the Audit Committee, or for matters involving the CEO or any other senior executive or financial officer of the Company to any member of the Board. The Company’s Legal Department or Audit Committee, as applicable, will promptly address all allegations of non-compliance with the Code and recommend corrective actions to local or head office management, as appropriate. The Company’s General Counsel and Corporate Secretary is responsible for allegations relating to the most serious violations of the Code. Any waivers of the Code can only be granted by the Company’s General Counsel and Corporate Secretary or the CEO and any such waivers are reported to the Audit Committee. The Company’s General Counsel and Corporate Secretary reports regularly to the Board and the Audit Committee regarding serious suspected and confirmed Code violations. Waivers of the Code for executive officers may only be granted by the Board or a Committee of the Board and will be disclosed to Shareholders as required under applicable law.
Directors and executive officers are required by the Code to promptly disclose any potential conflict of interest that may arise. If a director or executive officer has a material interest in an agreement or transaction, he or she is required to declare the interest in writing or request to have such interest entered in the minutes of meetings of directors and, where required by applicable law, abstain from voting with respect to the agreement or transaction. The Code requires the prior approval of the other members of the Board prior to any director accepting an appointment as a director or officer of a competitor or competing business or becoming otherwise professionally engaged with a competitor or competing business. If we make any amendments to the Code or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website within four days of such amendment or waiver.
A copy of the Code is available on the Company’s website at https://ir.thecronosgroup.com/governance/documents-charters.
Conflicts of Interest Policy
The Board has adopted a Conflicts of Interest Policy (the “Conflicts Policy”) that applies to the Company’s directors, officers and employees. The Conflicts Policy also applies to employees of affiliates and/or joint ventures controlled by or under common control of the Company (other than the Altria Group). The Conflicts Policy establishes the ethical standards and accountability expected of such persons in situations where there may be a conflict of interest. The Conflicts Policy is in addition to any requirements imposed by the Code, the Related Party Transactions Policy (described under “Related Party Transactions” below) and the requirements of the Investor Rights Agreement, which, among other things, requires the prior approval of an Independent Committee (as such term is defined in the Investor Rights Agreement) for any transaction between any member of Altria Group and the Company or any of its subsidiaries, subject to certain exceptions.
The Conflicts Policy sets out the Company’s commitment to avoiding actual or perceived conflicts of interest and the obligation of the Company’s directors, officers and employees to disclose such situations. In addition to the requirements of the Conflicts Policy, directors and director nominees are required to complete an annual questionnaire (the “Director Questionnaire”) with respect to any material interests or relationships that are, or could be perceived to be, an actual or potential conflict of interest with their obligation to act in the best interests of the Company, including details of the extent and nature of the actual, potential or perceived conflict of interest. Directors and director nominees are also required to disclose any new actual, potential or perceived conflicts of interest if they become aware of them following the completion of the Director Questionnaire.
Insider Trading Policy; Anti-Hedging; and Anti-Pledging
In addition to the Code, the Company has an insider trading policy (the “Insider Trading Policy”) relating to the trading in securities of the Company by directors, officers and employees of the Company and its subsidiaries, and certain persons related to any such persons.
Among other things, the following transactions by directors and employees of the Company are prohibited by the Insider Trading Policy:
•speculating in securities of the Company;
•pledging securities of the Company as collateral for a loan;
•buying the Company’s securities on margin;
•short sales of the Company’s securities;
•transactions in puts or calls relating to the Company’s securities; and
•purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of securities of the Company held, directly or indirectly by directors or employees, including equity securities granted as compensation.
Related Party Transactions and Related Party Transaction Policy
We or one of our subsidiaries may occasionally enter into transactions with certain “related persons”. Related persons include our executive officers, directors, nominees for director, 5% or more beneficial owners of our Shares, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. We generally refer to transactions with these related persons as “related party transactions”.
Our Board has adopted a written policy governing the review, approval and ratification of transactions between us and related parties (the “Related Party Transactions Policy”). Our Related Party Transactions Policy is designed to assist with the proper identification, review and disclosure of related party transactions. Under the Related Party Transactions Policy, the following types of transactions must be approved or ratified by a committee of the Board comprised of at least three independent directors (determined in accordance with applicable NASDAQ Rules and subject, in certain circumstances, to additional limitations) (the “Independent Committee”):
•any transaction that exceeds $120,000 in which a related party has or will have a direct or indirect material interest;
•any transaction that would require shareholder approval, a formal valuation or disclosure under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;
•any transaction pursuant to which a director or officer has a disclosable interest pursuant to Section 147 of the BCBCA or under any similar provision of any other corporate statute applicable to the Company;
•any material amendment, modification, extension or termination of the Investor Rights Agreement;
•any transaction that requires TSX approval under Part V of the TSX Company Manual; and
•any other transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.
In determining whether or not to approve a related party transaction, the Independent Committee will take into account, among other relevant factors:
•the terms of the transaction including the related party’s interest and the purpose and timing of the transaction;
•whether the Company has demonstrable business reasons to enter into the transaction;
•whether the transaction would impair the independence of a director; and
•any potential reputational or other risk issues.
Certain transactions, including employment relationships, ordinary course sales of products, entering into any of the Commercial Arrangements (as defined below under “Altria Strategic Investment – Commercial Arrangements”) and certain other ordinary course non-preferential transactions, are considered preapproved transactions, and thus do not require specific approval under the Related Party Transactions Policy. The Related Party Transactions Policy is in addition to any requirements imposed by the Code, the Conflicts Policy and the requirements of the Investor Rights Agreement, which, among other things, requires the prior approval of an “Independent Committee” (as such term is defined in the Investor Rights Agreement) for any transaction between any member of Altria Group and the Company or any of its subsidiaries, subject to certain exceptions.

In November 2022, the Company entered into an agreement with an external vendor whereby the vendor would provide certain manufacturing services to the Company. The vendor then subcontracted out a portion of those services to another vendor whose chief executive officer is an immediate family member of Mr. Jacobson, our Chief Growth Officer. During 2023, the Company purchased approximately $2,310,000 of products and services under the subcontracted agreement and had approximately $28,000 in outstanding accounts payable related to the agreement as of December 31, 2023.
In November 2023, the Company negotiated a direct contract with the related-party vendor. During 2023, the Company purchased approximately $42,000 of products and services directly from the related-party vendor and had approximately $11,000 in outstanding accounts payable to the vendor as of December 31, 2023.
The transactions under the subcontracted agreement and the direct contract were approved by the Audit Committee in accordance with the Related Party Transactions Approval Policy.
Relationship with Altria
See “Altria Strategic Investment” below for a discussion of the Company’s relationship with Altria.
Altria has entered into a voting agreement with the Company, which provides that Altria will (i) vote, or cause to be voted, all of the Shares beneficially owned by the Altria Group as of the 2024 Annual Meeting in favor of each of the Company’s proposals included in this Proxy Statement as more specifically set forth in, and subject to the terms and conditions of, the voting agreement, (ii) vote, or cause to be voted, all of the Shares beneficially owned by the Altria Group against any proposal to elect an individual other than a director nominee named in this Proxy Statement to the Board or any proposal inconsistent with any of the Company’s proposals included in this Proxy Statement as more specifically set forth in, and subject to the terms and conditions of, the voting agreement and (iii) not solicit or encourage any other shareholder of the Company to vote against or seek proxies against the proposals included in this Proxy Statement for the 2024 Annual Meeting, subject to the terms and conditions of the voting agreement. Altria’s obligation to vote, or cause to be voted, all of the Shares beneficially owned by the Altria Group in favor of the proposal to appoint the Company’s independent auditor is subject to certain conditions, including Altria consultation and feedback rights.
Share Ownership Guidelines
The Company’s share ownership guidelines establish levels of ownership of Shares at five times the CEO’s salary and two times the salary for other executive officers, which includes each of the named executive officers. Shares held for purposes of the guidelines may include Shares owned outright by the executive officer or his or her spouse and unvested time-based Restricted Share Units. An executive officer has five years from his or her appointment as an executive officer to achieve the level of Share ownership applicable to such executive officer.
Board and Committee Assessment
The Board is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees and the contribution of individual directors. Assessments of the Board and its committees will consider the Board mandate and the relevant committee charter, as the case may be. Assessments of individual directors will consider the position description and skills and competencies applicable to that individual. The full Board will discuss the collective assessment to determine what, if any, actions should be taken to improve effectiveness.
Director Term Limits
The Board has not adopted a term limit for directors. In light of the tenures of the nominees for election to the Board at the Annual Meeting and the nature of the industry in which the Company operates, the Board does not believe that adopting a term limit for directors is necessary or appropriate at this time.
Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, none of the directors or director nominees is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days:
•that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or
•that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, except that each of Messrs. Adler, Ashton, Gorenstein, and Rudyk was a director of the Company and, in the case of Mr. Gorenstein, Executive Chairman of the Company, when the Company was subject to a management cease trade order issued by the Ontario Securities Commission on November 16, 2021 in connection with the Company’s failure to timely file, as required by Ontario securities law, its interim financial statements for the period ended September 30, 2021, together with its related management’s discussion and analysis and certifications. The management cease trade order was revoked on February 23, 2022.
To the knowledge of the Company, none of the directors or director nominees, is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director or executive officer of any company that, while the person was acting in that capacity, or within one year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets. To the knowledge of the Company, none of the director nominees has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or has become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such person.
To the knowledge of the Company, none of the directors or director nominees, has been subject to (i) any penalties or sanction imposed by a court relating to securities legislation or by a securities regulatory authority or entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a director nominee.
Shareholder Communications with the Board of Directors
Shareholders and other interested parties who wish to communicate with our Board may do so by writing to the Corporate Secretary of the Company by email at corporate.secretary@thecronosgroup.com. The non-management directors have established procedures for the handling of communications from Shareholders and other interested parties and have directed our Corporate Secretary to act as their agent in processing any communications received. Communications that relate to matters that are within the scope of the responsibilities of our Board and its committees are forwarded to the Independent Lead Director.
Communications that relate to matters that are within the responsibility of one of the committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of our Board’s responsibilities, such as customer complaints, are sent to the appropriate Company personnel.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT
The following table sets forth information, based on data provided to us or filed with the SEC, with respect to beneficial ownership of our Shares as of March 31, 2024 for (i) all persons known by us to own beneficially more than 5% of our outstanding Shares, (ii) each of our NEOs named in the Summary Compensation Table included under “Executive Compensation” herein, (iii) each of our current directors and director nominees, and (iv) all of our directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to the Shares beneficially owned by them, subject to applicable community property laws.
We have based our calculation of the percentage of beneficial ownership on 382,011,178 Shares outstanding as of March 31, 2024. We have deemed Shares subject to options (“Stock Options”) that may be exercised within 60 days of March 31, 2024 and restricted share units (“Restricted Share Units”) that vest within 60 days of March 31, 2024 to be outstanding and to be beneficially owned by the person holding the option or Restricted Share Unit for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Except as otherwise indicated, the address for each Shareholder listed below is c/o Cronos Group Inc., 111 Peter Street, Suite 300, Toronto, Ontario, M5V 2H1.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
Greater than 5% Shareholders
Altria Group, Inc.(2)	156,573,537	41.0%

Directors, Director Nominees, and NEOs
Michael Gorenstein(3)	11,195,207	2.9%
Jason Adler(4)	14,342,209	3.8%
Kamran Khan	—	—%
Dominik Meier	—	—%
Elizabeth Seegar	—	—%
Kendrick Ashton Jr.	—	—%
James Rudyk	36,237	*
Murray Garnick	—	—%
James Holm	108,507	*
Anna Shlimak	172,377	*
Ran Gorelik	169,742	*
Jeffrey Jacobson	329,433	*
All directors and executive officers as a group (16 persons)	26,539,741	6.9%

*	Less than 1%.
(1)
Amount of Shares shown includes (i) Shares subject to options which may be exercised within 60 days as follows: Gorenstein – 1,097,791 Shares, Holm – 42,730 Shares, Jacobson – 68,141 Shares, and all directors and executive officers as a group – 1,210,693 Shares; and (ii) Restricted Share Units that vest within 60 days as follows: all directors and executive officers as a group – 27,420 Shares.

(2)
The amount reported represents 156,573,537 Shares directly held by Maple Acquireco (Canada) ULC and beneficially owned by Altria, with respect to which Altria, Altria Summit LLC, Maple Holdco (Bermuda) Ltd, and Maple Acquireco (Canada) ULC have shared dispositive power and voting power.

(3)
Excludes 503,478 Shares beneficially owned by Gotham Green Fund 1, L.P., 2,014,228 Shares beneficially owned by Gotham Green GP 1, LLC, 601,016 Shares beneficially owned by Gotham Green Fund III, L.P., 1,402,304 Shares beneficially owned by Gotham Green Fund III(Q), L.P., as Michael Gorenstein is a non-managing member of Gotham Green Partners and therefore does not have beneficial ownership of such Shares.

(4)
The amount reported represents 503,478 Shares beneficially owned by Gotham Green Fund 1, L.P., 2,014,228 Shares beneficially owned by Gotham Green GP 1, LLC, 601,016 Shares beneficially owned by Gotham Green Fund III, L.P., 1,402,304 Shares beneficially owned by Gotham Green Fund III(Q), L.P. and 9,821,183 Shares beneficially owned by Jason Adler (which includes Shares held by the Rachel Adler 2020 Gift Trust, of which he is the trustee). Gotham Green GP 1, LLC is the general partner of Gotham Green Fund 1, L.P. and Gotham Green Fund 1(Q), L.P., and Mr. Adler is the Managing Member of Gotham Green GP 1, LLC. Gotham Green GP III, LLC is the general partner of Gotham Green Fund III, L.P. and Gotham Green Fund III(Q), L.P., and Mr. Adler is the Managing Member of Gotham Green GP III, LLC. While Mr. Adler may be deemed to have beneficial ownership and shared dispositive and voting power with respect to the Shares beneficially owned by Gotham Green Fund 1, L.P., Gotham Green GP 1, LLC, Gotham Green GP III, LLC, Gotham Green Fund III, L.P. and Gotham Green Fund III(Q), L.P., Mr. Adler disclaims that he is the beneficial owner of such Shares.

Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2023 and does not reflect grants made in 2024 for 2023 performance:

Plan Category	(a) Number of Shares to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by Shareholders(1)	2,103,201	10.95	16,537,419
Equity compensation plans not approved by Shareholders(2)	—	—	—
Total	2,103,201	10.95	16,537,419

(1)	Consists of the 2020 Omnibus Equity Incentive Plan (the “2020 Omnibus Plan”), the 2018 Stock Option Plan (the “2018 Option Plan”) and the Amended and Restated Stock Option Plan (the “2015 Option Plan”). See note 11 of the notes to consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 regarding share-based payments.
(2)	Excludes the Deferred Share Unit Plan for Non-Executive Directors, pursuant to which non-employee directors receive cash-settled Deferred Share Units.
Altria Strategic Investment
As of March 31, 2024, the Altria Group beneficially held 156,573,537 Shares and had the right to acquire additional Shares under its pre-emptive and top-up rights as discussed below.
Investor Rights Agreement
On March 8, 2019, in connection with the closing of Altria Group’s investment in us (the “Altria Investment”), we entered into the Investor Rights Agreement with Altria pursuant to which Altria received certain governance rights which are summarized below.
Board Representation
See “Proposal No. 1–Election of Directors” above for a discussion of Altria’s right to designate director nominees under the Investor Rights Agreement and the Company’s decision to waive the Investor Rights Agreement Independent requirement as to Mr. Garnick.
The Investor Rights Agreement also provides that, subject to certain exceptions, for so long as Altria is entitled to designate one or more Altria Nominees, we agree to appoint to each committee established by the Board such number of Altria Nominees that represents Altria’s proportionate share of the number of directors comprising the Board (rounded up to the next whole number) based on the percentage of our issued and outstanding Shares beneficially owned by the Altria Group at the relevant time.
Altria has entered into an agreement to vote the shares beneficially owned by Altria Group in favor of the proposals in this Proxy Statement, as more specifically set forth in, and subject to the terms and conditions of, such agreement. See “Related Party Transactions and Related Party Transaction Policy” for more information on the voting agreement with Altria.
Approval Rights
The Investor Rights Agreement also grants Altria, until the Altria Group beneficially owns less than 10% of our issued and outstanding Shares, approval rights over certain transactions that may be undertaken by us. We have agreed that we will not (and will use our commercially reasonable efforts to cause our affiliates not to), without the prior written consent of Altria:
•consolidate or merge into or with another person or enter into any similar business combination;
•acquire any shares or similar equity interests, instruments convertible into or exchangeable for shares or similar equity interests, assets, business or operations with an aggregate value of more than C$100,000,000, in a single transaction or a series of related transactions;
•sell, transfer, caused to be transferred, exclusively license, lease, pledge or otherwise dispose of any of our or any of our significant subsidiaries’ assets, business or operations in the aggregate with a value of more than C$60,000,000;
•except as required by applicable law, make any changes to our policy with respect to the declaration and payment of any dividends on our Shares;
•subject to certain exceptions, enter into any contract or other agreement, arrangement, or understanding with respect to, or consummate, any transaction or series of related transactions between us or any of our subsidiaries, on the one hand, and any related parties, on the other hand, involving consideration or any other transfer of value required to be disclosed pursuant to Item 404 of Regulation S-K; or
•engage in the production, cultivation, advertisement, marketing, promotion, sale or distribution of cannabis or any Related Products and Services (as those terms are defined in the Investor Rights Agreement) in any jurisdiction, including the U.S., where such activity is prohibited by applicable law as of the date of the Investor Rights Agreement (subject to certain limitations).

Pre-Emptive Rights and Top-Up Rights
Pursuant to the terms of the Investor Rights Agreement, Altria, provided the Altria Group continues to beneficially own at least 20% of our issued and outstanding Shares, will have a right to purchase, directly or indirectly by another member of the Altria Group, upon the occurrence of certain issuances of Shares by us (including issuances of Shares to Ginkgo under the collaboration and license agreement (the “Ginkgo Collaboration Agreement”) dated September 1, 2018 between Gingko and the Company (each, a “Ginkgo Issuance”)) (each, a “Triggering Event”) and subject to obtaining the necessary approvals, up to such number of Shares issuable in connection with the Triggering Event which will, when added to the Shares beneficially owned by the Altria Group immediately prior to the Triggering Event, result in the Altria Group beneficially owning the same percentage of our issued and outstanding Shares that the Altria Group beneficially owned immediately prior to the Triggering Event (in each case, calculated on a non-diluted basis). The price per Share to be paid by Altria pursuant to the exercise of these pre-emptive rights will be, subject to certain limited exceptions, the same price per Share at which the Shares are sold in the relevant Triggering Event; provided that if the consideration paid in connection with any such issuance is non-cash, the price per Share that would have been received had such Shares been issued for cash consideration will be determined by an independent committee (acting reasonably and in good faith); provided further that the price per Share to be paid by Altria pursuant to the exercise of its pre-emptive rights in connection with a Ginkgo Issuance will be C$16.25 per Share.
In addition to (and without duplication of) the aforementioned pre-emptive rights, the Investor Rights Agreement provides Altria with top-up rights, exercisable on a quarterly basis, whereby, subject to obtaining the necessary approvals and for so long as the Altria Group beneficially owns at least 20% of our issued and outstanding Shares, Altria (or another member of the Altria Group to which it has assigned such right) shall have the right to subscribe for such number of Shares in connection with any Top-Up Securities (as defined herein) that we may, from time to time, issue after the date of the Investor Rights Agreement, as will, when added to the Shares beneficially owned by the Altria Group prior to such issuance, result in the Altria Group beneficially owning the same percentage of our issued and outstanding Shares that the Altria Group beneficially owned immediately prior to such issuance. “Top-Up Securities” means any of our Shares issued:
•on the exercise, conversion or exchange of our convertible securities issued prior to the date of the Investor Rights Agreement or on the exercise, conversion or exchange of our convertible securities issued after the date of the Investor Rights Agreement in compliance with the terms of the Investor Rights Agreement, in each case, excluding any of our convertible securities owned by any member of the Altria Group;
•pursuant to any share incentive plan of the Company;
•on the exercise of any right granted by us pro rata to all Shareholders to purchase additional Shares and/or other securities of the Company (other than a right issued in a rights offering in which Altria had the right to participate);
•in connection with bona fide bank debt, equipment financing or non-equity interim financing transactions with our lenders, in each case, with an equity component; or
•in connection with bona fide acquisitions (including acquisitions of assets or rights under a license or otherwise), mergers or similar business combination transactions or joint ventures undertaken and completed by us, in each case, other than (A) Shares issued pursuant to Altria’s pre-emptive right and (B) Shares issued pursuant to the Ginkgo Collaboration Agreement.
The price per Share to be paid by Altria pursuant to the exercise of its top-up rights will be, subject to certain limited exceptions, the volume-weighted average price of our Shares on the TSX for the ten full trading days preceding such exercise by Altria (or another member of the Altria Group to which it has assigned such right); provided that the price per Share to be paid by Altria pursuant to the exercise of its top-up rights in connection with the issuance of Shares pursuant to the exercise of options or warrants that were outstanding on the date of closing of the Altria Investment will be C$16.25 per Share without any setoff, counterclaim, deduction or withholding.
Standstill Covenant
The former restrictions on Altria’s ability to acquire Shares in the open market under the Investor Rights Agreement have terminated.
Registration Rights
The Investor Rights Agreement provides the Altria Group with the right, subject to certain limitations and to the extent permitted by applicable law, to require us to use reasonable commercial efforts to file a prospectus under applicable securities laws and/or a registration statement, qualifying our Shares held by the Altria Group for distribution in Canada and/or the U.S. In addition, the Investor Rights Agreement provides the Altria Group with the right to require us to include our Shares held by the Altria Group in any proposed distribution of Shares in Canada and/or the U.S. by us for our own account.
Commercial Arrangements
In connection with the Altria Investment, we and Altria and/or one or more other members of the Altria Group have entered into certain commercial support arrangements (the “Commercial Arrangements”), pursuant to which Altria may provide us with strategic advisory and consulting services on matters which may include research and development, marketing, advertising and brand management, government relations and regulatory affairs, finance, tax planning, logistics and other corporate administrative matters. The services under the Commercial Arrangements are provided on customary terms and for a services fee payable by us that is equal to Altria’s reasonably allocated costs plus 5%. During fiscal year 2023, Altria did not provide any services under the Commercial Arrangements.

COMPENSATION DISCUSSION AND ANALYSIS
Throughout this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy, program and decisions made in 2023 for our NEOs. For a complete understanding of the executive compensation program, this disclosure should be read in conjunction with the Summary Compensation Table and other executive compensation-related disclosure included in this Proxy Statement.
For 2023, the Company’s NEOs included our Chairman, President and CEO, our Chief Financial Officer (“CFO”), and our next three most highly compensated executive officers. The following individuals are the NEOs for the year ended December 31, 2023:

Name	Position
Michael Gorenstein	Chairman, President and CEO
James Holm	CFO
Anna Shlimak	Senior Vice President, Corporate Affairs and Strategy
Jeffrey Jacobson	Chief Growth Officer
Ran Gorelik	General Manager (Cronos Israel)
Executive Summary
Overview of Executive Compensation Program
The cannabis industry is highly competitive and rapidly evolving due to stringent regulatory frameworks and changes in economic, market and political conditions. As a result, we believe it will take discipline, deliberate strategic growth and flexibility to succeed and create long-term value for our Shareholders.
Our executive compensation program is designed to attract, motivate and retain talented and high-performing executives to lead the Company’s business strategy and objectives, while also effectively aligning the compensation of our executives with the creation of long-term value for our Shareholders. The Compensation Committee is responsible for designing an executive compensation program that ensures an appropriate level of risk-taking by the Company’s executives. The Compensation Committee designs our executive compensation program to support our compensation philosophy and goals to:
•position the Company competitively within the external market against which we compete for talent;
•align the interests of our executives with those of our Shareholders by tying significant portions of pay to performance, paying a substantial portion of compensation in incentive compensation and equity, subjecting equity compensation to multi-year vesting periods and requiring share ownership; and
•tie executive compensation to performance and achievement of the Company’s business goals and ensure that compensation varies based on business performance and achievement of individual objectives.
Our 2023 annual compensation package for our NEOs consists of base salary, short-term incentives based on Company and individual performance, and long-term incentives in the form of Restricted Share Units, which vest ratably on an annual basis over three years. In setting target compensation packages for our NEOs, the Compensation Committee reviewed the total compensation opportunity for each executive compared to compensation offered to executives in comparable positions within the Cronos Peer Group (as defined below), along with other comparative factors. The Company’s short-term incentive compensation program (the “STIC Program”) is designed to reward the achievement of the Company’s short-term goals, which are primarily related to the Company’s revenues and growth, and each executive’s achievement of individual performance goals. The long-term incentive equity component of our target compensation packages is designed to retain our executives and incentivize them to achieve long-term financial and strategic objectives.
The notable features of the Company’s 2023 executive compensation program, both what we do and what we don’t do, which were designed to align with “best practice” compensation governance, are provided below.

What We Do	What We Don’t Do
•Make pay decisions aligned with our compensation philosophy	•Guarantee short-term cash incentive amounts
•Regularly review the competitiveness and appropriateness of pay levels for senior executives versus industry peers	•Re-price or back-date equity awards
•Deliver the majority of executive compensation in “at risk”, variable incentives	•Issue equity awards with an exercise price below the closing price of our Shares on the trading date immediately before the grant date
•Pay for performance, with the actual value received from incentive awards directly aligned with key Company operating and financial results and individual goals	•Provide any excise tax gross-ups or other payment or reimbursement of excise taxes on severance in connection with a change of control
•Grant equity-based long-term incentives which vest over multi-year periods	•Offer off-market executive benefits and perquisites
•Reinforce an ownership culture, with long-term incentives settled in Shares and Share ownership guidelines for our executives
•Make “single-trigger” payments upon a change of control or maintain any plans that require single-trigger change of control acceleration of equity awards to our NEOs upon a change of control (other than in limited cases due to special circumstances(1))

•Prohibit employees, officers and directors and others who could potentially possess material nonpublic information from pledging, hedging and other securities transactions intended to lock in the gain on share price growth
•Maintain pay policies and practices that pose a material adverse risk to the Company
•Retain external and independent advisors to support the Compensation Committee on executive compensation decisions throughout the year
•Maintain clawback policies that apply to cash, equity or equity-based incentive or bonus compensation paid to current and former Company executive officers

(1)	Described in more detail under “Potential Payments Upon Termination or Change of Control — Long-Term Incentive Awards under the 2020 Omnibus Plan —Mr. Gorenstein”.
Say-on-Pay
At our 2023 annual meeting of Shareholders, our Shareholders demonstrated their strong support of our executive compensation program, with approximately 93% of votes cast in favor of the advisory “say-on-pay” proposal, excluding abstentions and broker non-votes. We believe this vote reflected strong support for our executive compensation program design, which focuses on (i) incentives and metrics that align executive officer interests with Shareholder interests, and (ii) recruitment, engagement, motivation and retention of our executive officers. Although no changes were made to our executive compensation program based on the 2023 say-on-pay vote, we continue to evaluate our executive compensation program to ensure alignment of management incentives with Shareholder interests, which alignment we view to be essential to our long-term success.
Progress Towards Our Strategic Objectives: 2023 Highlights
Our compensation decisions for 2023 were driven by our overarching goal of creating value for Shareholders. We seek to create value for Shareholders by focusing on four core strategic priorities:

Strategic Priorities

Grow a portfolio of iconic brands that responsibly elevate the consumer experience	Develop a diversified global sales and distribution network	Establish an efficient global supply chain	Create and monetize disruptive intellectual property
2023 Business Highlights
Brand and Product Portfolio
Throughout 2023, the Company expanded its brand and product portfolio globally with the following select new products:
Branded Product Portfolio Expansion in Canada:
•Q2 2023:
◦Spinach FEELZ™ Higher Dayz Mango Kiwi Haze THC:CBC pre-roll, infused with high potency cold filtered extract
◦Spinach FEELZ™ Deep Dreamz Blackberry Kush THC:CBN pre-roll, infused with high potency cold filtered extract
◦Spinach® Sonic Lemon fuel 3x0.5g pre-rolls & 3.5g dried flower
◦SOURZ by Spinach® Pink Lemonade gummy
◦Spinach® 28g Frosted Cream Puffs dried flower
•Q3 2023:
◦Six new Spinach® 1.2 gram vape offerings, Peach Punch, Pink Lemonade, Strawberry Slurricane, Wavy Watermelon, Cotton Dandy Kush and Rocket Icicle
◦Spinach FEELZ® Full Tilt Blue Razz Durban THC:THCV vape and Spinach FEELZ™ Full Tilt Blue Raspberry Lemonade THC:THCV gummy products
◦Three new Spinach® Fully Charged infused pre-roll offerings, Peach Punch, Pink Lemonade and Strawberry Slurricane
◦Spinach® Atomic Sour Grapefruit 7g dried flower
◦Spinach® 3.5g Peach Gelato dried flower
•Q4 2023:

◦Lord Jones® Hash Fusions™, a line-up of premium ice water hash infused pre-rolls
◦SOURZ by Spinach® Strawberry Kiwi 5:1 CBD:THC 10-pack
◦Spinach FEELZ™ Deep Dreamz THC:CBN Drops infused oil
◦Spinach® 14g GMO Cookies dried flower
◦Spinach FEELZ™ Full Tilt Blue Razz Durban THC + THCV infused pre-roll
Branded Product Portfolio Expansion in Israel:
•Q1 2023:
◦Two new PEACE NATURALS® flower offerings - Atomic Sour Grapefruit and Lemon Berry Cookies
•Q2 2023:
◦Two new PEACE NATURALS® pre-roll offerings - Wedding Rolls and Cocoa Bomba
•Q3 2023:
◦Five new PEACE NATURALS® flower offerings - Space Cake, Sticky Ape, Purple Punch, T-twist and Kobe OG
•Q4 2023:
◦Three new PEACE NATURALS® flower offerings - Rockstar, Dancehall and Sonic Fuel
International Growth:
•Q3 2023:
◦Cronos successfully completed its first shipment of PEACE NATURALS® branded cannabis to Germany through a strategic partnership with Cansativa GmbH (“Cansativa”), a leading German cannabis company.
•Q4 2023:
◦Cronos successfully shipped cannabis flower to Vitura Health Limited (formerly known as Cronos Australia Limited) for sale in the Australian medical market.
Strategic and Organizational Update
In May 2023, Cronos simultaneously announced the discontinuation of the U.S. segment and the planned repurposing of the Lord Jones® brand by bringing the brand back to its adult-use roots in Canada. We launched the Lord Jones® brand in Canada in the fourth quarter of 2023.
In August 2023, following a careful evaluation of the Company’s global supply chain, the Company announced the planned wind-down of Thanos Holdings Ltd., known as Cronos Fermentation. The Company incurred charges of $0.7 million in the year ended December 31, 2023, related to the wind-down of Cronos Fermentation and expects to incur charges of approximately $0.1 million of additional costs in connection with the ongoing exit. These charges include employee-related costs, such as severance, relocation and other termination benefits, as well as contract termination and other related costs. Cronos ceased to operate the Cronos Fermentation facility during the first quarter of 2024.
Also in August 2023, the Company announced organization-wide cost reductions. The Company incurred charges of $0.8 million in the year ended December 31, 2023, related to the cost reductions and expects to incur additional restructuring costs of approximately $0.1 million in connection with the cost reductions, which include mostly one-time employee-related severance charges.
In the fourth quarter of 2023, the Company entered into an agreement for the sale and leaseback of the Peace Naturals Campus for an aggregate purchase price of C$23 million in cash, subject to certain terms and conditions. At closing the parties expect to enter into a lease agreement with respect to portions of the Peace Naturals Campus. The lease will have an initial term of five years with one five-year renewal option that may be exercised by the Company.
Governance of Executive Compensation
Framework for Compensation Decisions
Role of Compensation Committee
The Compensation Committee is currently comprised of three directors of the Company, each of whom is considered to be independent under applicable NASDAQ Rules: Jason Adler (Chair), James Rudyk, and Elizabeth Seegar. Messrs. Adler and Rudyk are also considered to be independent under NI 58-101. See “Board of Directors, Committees and Governance—Committees of Our Board of Directors—Compensation Committee”.
The Compensation Committee is responsible for reviewing and determining the compensation of the executive officers of the Company and for reviewing and making recommendations to the Board concerning the compensation of directors. Based on the recommendations of the Compensation Committee, the Board is responsible for determining the compensation paid to the directors of the Company.
The Compensation Committee considers the performance of the Company and the individual executive officers in executing their responsibilities to determine total compensation for the Company’s executive officers. The Compensation Committee also considers compensation data gathered from the Cronos Peer Group and relevant market data in making compensation decisions. See “Discussion and Analysis of 2023 Compensation— Benchmarking Target Compensation”.
The Compensation Committee’s assessment of corporate performance for executive compensation purposes is based on a number of qualitative and quantitative factors, including execution of ongoing projects and transactions, operational performance and progress on key growth initiatives. The NEOs do not automatically receive any particular award based on the Compensation Committee’s determination of the overall performance of the Company, but rather the determination establishes the background for the Compensation Committee’s subsequent review of each NEO’s individual performance. See “Discussion and Analysis of 2023 Compensation—Elements of Compensation—Short-Term Incentive Compensation—Performance Measures”. Further, the Compensation Committee makes its final determination of executive compensation in an executive session not attended by the NEOs whose compensation is being deliberated. From time to time, the Compensation Committee delegates certain duties to members of management in accordance with the Compensation Committee Charter.
Role of the CEO and the Senior Vice President, Global Head of People
The Compensation Committee works with our CEO and our Senior Vice President, Global Head of People to formulate the specific compensation plan and award designs, including targets and weightings in support of business performance measures necessary to align our executive compensation program with our business objectives and strategies.
Generally, the CEO and the Senior Vice President, Global Head of People participate in meetings of the Compensation Committee at the Compensation Committee’s request to provide relevant background information regarding the Company’s strategic objectives and to evaluate the performance of, and make compensation recommendations for, the other executive officers. The Compensation Committee uses the information provided by the CEO and the Senior Vice President, Global Head of People along with advice from its independent compensation consultant and the knowledge and experience of the Compensation Committee members in making compensation decisions. The CEO and the Senior Vice President, Global Head of People do not review or recommend compensation for themselves or for each other.
Role of Compensation Consultant and Independence
The Compensation Committee first retained Mercer (Canada) Limited (“Mercer”) in 2018 to assist in evaluating our executive compensation program and in setting executive officer compensation. During 2023, Mercer assisted the Compensation Committee by providing services, including the following:
•reviewing and updating the Cronos Peer Group;
•reviewing the CD&A;
•conducting a comparison of the Company’s executive compensation program to those of the Cronos Peer Group (as defined below);
•updating the Compensation Committee on evolving compensation trends and best practices;
•advising the Compensation Committee on the competitiveness of our executive compensation program design and award values; and
•participating in Compensation Committee meetings, as requested.
Mercer supported the Compensation Committee in evaluating our executive compensation by developing the Cronos Peer Group, which includes cannabis, biotechnology/pharmaceuticals and consumer-packaged goods companies with similar market capitalizations, geographic footprints, organizational complexity and size or with which we could potentially compete for talent. Mercer benchmarked components of the total compensation package for each of our executive officers to those for comparable positions in the Cronos Peer Group and, in some cases, other relevant market data. The Compensation Committee considers input from Mercer when making compensation decisions; however, the Compensation Committee’s final decisions reflect many factors and considerations. For more information regarding the Cronos Peer Group, see “Discussion and Analysis of 2023 Compensation—Benchmarking Target Compensation” below.
In 2023, Mercer was engaged directly by the Compensation Committee but regularly consulted with management in performing work requested to be performed by the Compensation Committee. Neither Mercer nor any of its affiliates performed any separate services for management.
The Compensation Committee annually reviews the independence of its compensation consultant. The Compensation Committee has determined that Mercer is independent and that its work with the Compensation Committee during 2023 did not raise any conflict of interest.
Compensation Governance Features
Share Ownership Guidelines.
To reinforce our ownership culture, in March 2021, the Committee adopted share ownership guidelines that require executives to acquire and hold a certain number of Shares. The Company’s share ownership guidelines establish levels of ownership of Shares at five times the salary for the CEO and two times the salary for other executive officers (including the NEOs). Shares held for purposes of the guidelines may include Shares owned outright by the executive officer or his or her spouse and unvested time-based Restricted Share Units. Each executive officer has five years from his or her appointment as an executive officer to achieve the level of Share ownership applicable to such executive officer. Each executive officer is within the applicable window to achieve the prescribed level of Share ownership.
Prohibition on Insider Trading.

The Company’s insider trading policy applies to employees, officers, directors, consultants, secondees, interns and any third-party service providers who are in a position to possess inside information in the course of services provided to the Company (the “Covered Personnel”). The insider trading policy prohibits Covered Personnel from trading in our securities (or securities of any other publicly traded issuer with which the Company does business) while in possession of material nonpublic information or during blackout periods applicable to such Covered Personnel, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy.
Equity Grant Timing.
The Company does not time equity award grants in coordination with the release of material non-public information. Annual equity awards to executive officers are generally made in March, following the Company’s fourth quarter and fiscal year earnings release, and grants to any newly-hired or promoted executives are generally made on or about the date of hire or promotion.
Anti-Hedging Policy.
As part of the Company’s insider trading policy, Covered Personnel are also prohibited from, directly or indirectly, entering into any speculation, short-selling, hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, collar or other derivative security.
Anti-Pledging Policy.
The Company’s insider trading policy also prohibits Covered Personnel from pledging Shares as collateral for any loan. On a case-by-case basis, the policy’s administrators may grant an exemption to the prohibition and may subject any such exemption to specific requirements and criteria to prevent any disposition of our securities while Covered Personnel are in possession of inside information.
Anti-Fraud Policy.
The Company’s anti-fraud policy sets out the Company’s expectations and requirements relating to the prohibition, recognition, reporting and investigation of suspected fraud, corruption, misappropriation and similar irregularities. Under the anti-fraud policy, any employee or director who violates the terms of this policy may be subject to disciplinary action up to and including termination or removal, as applicable, without notice.
Clawback Policies.
The Company maintains a clawback policy that applies to any current or former executive officer of the Company for purposes of Section 16 of the Exchange Act and all other personnel who are subject to our enhanced sub-certification process. The policy permits the Company to clawback any annual or long-term cash, equity or equity-based incentive or bonus compensation paid, provided or awarded to any covered employee on or after February 28, 2020, the effective date of the clawback policy, that either (i) is outstanding and unpaid, whether vested or unvested, that was awarded to the covered employee; or (ii) was paid to and received by the covered employee (including gains realized through the exercise of Stock Options or share appreciation rights) during the three-year period preceding the date of a clawback event.
Effective as of December 1, 2023, the Company adopted a compensation recovery policy regarding accounting restatements in connection with the SEC’s adoption of new rules to implement Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and corresponding NASDAQ listing standards. The restatement compensation recovery policy generally requires the Company to recover erroneously awarded incentive-based compensation received by current and former executive officers (as defined in Rule 10D-1 of the Exchange Act), including the NEOs, during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under United States federal securities laws.
Risk Management.
Among other duties, the Compensation Committee is responsible for reviewing the Company’s incentive compensation arrangements and determining whether those arrangements require modification to ensure they do not encourage inappropriate or unintended risk taking. In its assessment, the Compensation Committee reviewed the Company’s compensation structure and noted numerous ways in which risk is potentially mitigated by practices and policies that include: the balanced mix between short- and long-term incentives; the use of multiple performance measures for short-term cash incentive awards of the NEOs; prohibitions against speculating, short-selling and hedging; the prohibition on pledging of securities; and the existence of anti-fraud, clawback and restatement compensation recovery policies. Based on its analysis in 2023, the Compensation Committee believes that the architecture of the Company’s compensation programs provides various safeguards, including stock ownership guidelines, anti-hedging and pledging policies, and clawback and restatement compensation recovery policies, to protect against undue risk-taking and has concluded that none of the Company’s incentive plans are likely to motivate behavior that would result in a material adverse impact to the Company.
Tax Considerations
The Compensation Committee structures the Company’s compensation program to attract, retain and motivate executives in a manner that serves the long-term interests of the Company’s Shareholders. When designing the executive compensation program, the Compensation Committee takes into account a variety of considerations, including tax deductibility and other tax implications, such as Section 162(m) of the Internal Revenue Code, which generally limits the tax deductibility of compensation paid to “covered employees” to $1 million. However, the Compensation Committee retains discretion and flexibility to award non-deductible compensation as it deems appropriate and in furtherance of the Company’s compensation philosophy and objectives.

Discussion and Analysis of 2023 Compensation
Compensation Philosophy
The Compensation Committee believes that Shareholder interests are advanced if the Company assembles, motivates and rewards a high-performing management team. To promote this objective, the Compensation Committee developed an executive compensation program with the following goals in mind:
•position the Company competitively within the external market against which we compete for talent;
•align the interests of our executives with those of our Shareholders by tying significant portions of pay to performance, paying a substantial portion of compensation in incentive compensation and equity, subjecting equity compensation to multi-year vesting periods and requiring share ownership; and
•tie executive compensation to performance and achievement of the Company’s business goals and ensure that compensation varies based on business performance and achievement of individual objectives.
Benchmarking Target Compensation
Compensation levels for the Company’s NEOs were compared to compensation paid by a group of peer companies approved by the Compensation Committee (the “Cronos Peer Group”). The companies selected to be part of the Cronos Peer Group were cannabis, biotechnology/pharmaceuticals and consumer-packaged goods companies with similar market capitalizations, geographic footprints, organizational complexity as compared to the Company or with which the Company could potentially compete for talent.
With respect to 2023 NEO pay decisions, the Cronos Peer Group was comprised of the following 16 companies.

Company	Industry	Revenue (last 12 months) ($) (millions)(1)	Market capitalization as of December 31, 2023 ($) (millions)(1)
Amicus Therapeutics, Inc.	Biotechnology	$399	$4,161
Aurora Cannabis Inc.(2)	Pharmaceuticals	$204	$234
Canopy Growth Corporation(2)	Pharmaceuticals	$268	$424
The Cannabist Company Holdings Inc. (Formerly Columbia Care Inc.)	Pharmaceuticals	$511	$194
Curaleaf Holdings, Inc.	Pharmaceuticals	$1,347	$3,059
FibroGen, Inc.	Biotechnology	$148	$87
Green Thumb Industries Inc.	Pharmaceuticals	$1,055	$2,665
J&J Snack Foods Corp.	Packaged Foods and Meats	$1,556	$3,233
Organigram Holdings Inc.	Pharmaceuticals	$111	$106
Reata Pharmaceuticals, Inc.	Pharmaceuticals	(3)	(3)
SNDL Inc.	Pharmaceuticals	$674	$427
The Simply Good Foods Company	Packaged Foods and Meats	$1,250	$3,952
Tilray, Inc.	Pharmaceuticals	$700	$1,680
Trulieve Cannabis Corp.	Pharmaceuticals	$1,129	$964
USANA Health Sciences, Inc.	Personal Products	$921	$1,025
Verano Holdings Corp.	Pharmaceuticals	$938	$1,530
Cronos Group Inc.	Pharmaceuticals	$87	$782

(1)	All financials in the table above are from S&P Capital IQ as of December 31, 2023.
(2)
Revenue values were converted from C$ to USD using the Bank of Canada exchange rate of C$1.00 to $0.741 for the 12-month period ended December 31, 2023. Market capitalization values were converted from C$ to USD using the December 31, 2023 Bank of Canada exchange rate of C$1.00 to $0.756.

(3)	On September 26, 2023, Reata Pharmaceuticals, Inc. (“Reata”), was acquired by Biogen Inc. (“Biogen”), with Reata surviving the merger as a wholly-owned subsidiary of Biogen.
The Compensation Committee reviews the Cronos Peer Group annually. In assessing proposed changes to the fiscal year 2022 Cronos Peer Group, the Compensation Committee aimed to strike an appropriate balance between peers in the cannabis industry and the broader biotechnology, pharmaceuticals and consumer goods industries. The Compensation Committee believes that this balance will assist Cronos in setting compensation levels for our NEOs and in shaping our go-forward compensation strategy. The current Cronos Peer Group, which has changed from 2022, is comprised of ten cannabis, two biotechnology and 3 consumer goods companies.

Elements of Compensation
Rather than strictly applying formulas and weightings to forward-looking performance objectives, which may lead to unintended consequences for compensation purposes, the Compensation Committee exercises its discretion and uses its sound judgment in making compensation determinations. The Compensation Committee’s comprehensive assessment of the overall business performance of the Company, including corporate performance against objectives (both quantitative and qualitative), business circumstances and, where appropriate, relative performance against peers, provides the context for individual NEO evaluations for total direct compensation.
The NEOs provide services under employment agreements, described in more detail below, which provide for fixed base salaries and certain benefits. Under their employment agreements, the NEOs are also eligible to receive performance-based incentive compensation, as discussed below. Fixed compensation and performance-based incentive compensation together represent total direct compensation.
Given the highly regulated and rapidly evolving nature of the cannabis industry, markets and products, it is challenging to design a compensation structure to attract and retain the kind of executive talent required to support the Company’s growth and expansion plans. Industry practices are varied and therefore compensation data analysis requires significant business judgment and interpretation of underlying business conditions. The Compensation Committee considers the Company’s business strategy, the expertise of its executives, and the ongoing evolution of industry and competitive compensation practices in establishing a tailored pay program that will attract and retain its executive talent.
In determining appropriate compensation levels, the Compensation Committee considers, in addition to market data and practices:
•the executive’s experience, performance, contributions and job proficiency;
•retention risks and succession planning considerations;
•best practices and regulatory considerations;
•internal equity relative to other executives; and
•the then-current trading price of Company Shares.
Base Salary
Base salaries for our NEOs are intended to reflect the scope of their responsibilities, performance, skills and experience as compared with relevant and comparable market talent. Base salaries are fixed pursuant to each NEO’s employment agreement and are reviewed periodically by the Compensation Committee. Occasionally, we may make adjustments to base salaries during the year to align with comparable base salaries among the Cronos Peer Group or in recognition of significant contributions to the Company.

Current NEO	Base Salary as of 12/31/2022	Base Salary as of 12/31/2023	Percentage Change(1)
Michael Gorenstein	$775,000	$775,000	—%
James Holm	$385,000	$385,000	—%
Anna Shlimak	$270,000	$270,000	—%
Jeffrey Jacobson(2)	$335,076	$311,262	—%
Ran Gorelik(3)	$268,380	$244,440	—%

(1)	Percentage change excludes changes resulting solely from changes in exchange rates.
(2)	With respect to amounts as of December 31, 2023, the amounts reported for Mr. Jacobson are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023 and, with respect to amounts as of December 31, 2022, using the Bloomberg average exchange rate of C$1.00 to $0.7978 for the 12-month period ended December 31, 2022.
(3)	With respect to amounts as of December 31, 2023, the amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023 and, with respect to amounts as of December 31, 2022, using the Bloomberg average exchange rate of ILS1.00 to $0.2982 for the 12-month period ended December 31, 2022.
Short-Term Incentive Compensation
Short-term cash incentives are intended to reward executives for achieving the Company’s financial and business objectives (the “Business Performance”) and each executive’s own individual performance (the “Individual Performance”). The 2023 short-term cash incentive target as a percentage of base salary for each NEO was determined by the Compensation Committee after consideration of the executive’s position, scope of responsibilities, ability to influence Company results and competitive pay practices among the Cronos Peer Group and relevant market data. These targets as a percentage of base salary were unchanged from 2022. Short-term cash incentives are paid only after both the Business Performance and the Individual Performance results are assessed against targeted levels of performance. None of our NEOs are guaranteed a short-term incentive bonus amount.
Target Incentive Amounts
The table below shows the target 2023 short-term incentive opportunities for each of our NEOs, expressed as a percentage of base salary and in dollars (each, a “Target Incentive Amount”).

Current NEO	2023 Base Salary	2023 Short-Term Incentive Target as Percentage of Base Salary	2023 Target Incentive Amount
Michael Gorenstein	$775,000	150%	$1,162,500
James Holm	$385,000	115%	$442,750
Anna Shlimak	$270,000	86%	$232,200
Jeffrey Jacobson(1)	$311,262	115%	$357,951
Ran Gorelik(2)	$244,440	35%	$85,554

(1)	The amounts reported for Mr. Jacobson are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(2)	The amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023.
2023 Short-Term Incentive Payout Determination
For 2023, each NEO’s short-term incentive compensation payout under the 2023 STIC Program (the “NEO 2023 Bonus Amount”) is determined with 60% based on the achievement of the Company’s Business Performance results as compared to performance targets (the “Business Performance Rating”), with quantitative Business Performance results eligible to be adjusted based on qualitative Business Performance factors. The remaining 40% is based on Individual Performance results (the “Individual Performance Rating”).
The amount of each NEO’s 2023 Bonus Amount was determined by the following formula, subject to a maximum payout equal to 142% of the Target Incentive Amount:

Target Incentive Amount ($)	X	Business Performance Rating (%)	X	Business Performance Weighting (60%)	=	Business Performance Portion of NEO 2023 Bonus Amount ($)

+

Target Incentive Amount ($)	X	Individual Performance Rating (%)	X	Individual Performance Weighting (40%)	=	Individual Performance Portion of NEO 2023 Bonus Amount ($)

=

NEO 2023 Bonus Amount ($)

Business Performance Rating
For 2023, each NEO’s Business Performance Component was evaluated using the net revenue and adjusted EBITDA (“Adjusted EBITDA”) of the Company, which is intended to further align the Company’s “one team” mindset. Each of net revenue and Adjusted EBITDA were weighted equally and are described in more detail below.
Adjusted EBITDA is a non-GAAP measure that excludes non-cash items or items that do not reflect the Company’s assessment of on-going business performance. Management believes that Adjusted EBITDA provides the most useful insight into underlying business trends and results and provides a more meaningful comparison of year-over-year results than GAAP net income, the closest GAAP measure. Management uses Adjusted EBITDA for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets.
Targets for the measures for the Business Performance Component were aligned to what we believed to be the expectations of our investors at the time of setting the Company’s 2023 annual budget. The Business Performance Rating is calculated by taking the average of the ratings for each Business Performance Component and, subject to the sole discretion of the Compensation Committee, adjusting this result up or down based on qualitative Business Performance factors identified by the Compensation Committee. The Compensation Committee did not adjust the Business Performance Rating for any executive officer for 2023 based on these qualitative Business Performance factors.
The Business Performance Component for 2023 is comprised of two measures:

•Net Revenue. Net revenue for purposes of the Business Performance Component is the Company’s net revenue on a consolidated basis in accordance with GAAP, which the Company considers to be a key measure of growth and expansion of the Company’s business.
•Adjusted EBITDA. Management defines Adjusted EBITDA as net income (loss) before interest, tax expense, depreciation and amortization adjusted for: share of (income) loss from equity method investments; impairment loss on goodwill and intangible assets; impairment loss on long-lived assets; (gain) loss on revaluation of derivative liabilities; (gain) loss on revaluation of financial instruments; transaction costs related to strategic projects; impairment loss on other investments; foreign currency transaction loss; other, net; loss from discontinued operations; restructuring costs; inventory write-downs resulting from restructuring actions; share-based compensation; and financial statement review costs and reserves related to the restatements of the Company’s 2019 and 2021 interim financial statements (the “Restatements”), including the costs related to the settlement of the SEC’s and the Ontario Securities Commission’s (the “OSC”) investigations thereof and legal costs defending shareholder class action complaints brought against the Company as a result of the 2019 restatement. A reconciliation of Adjusted EBITDA to net income (loss) is included in Appendix B.
Under the 2023 STIC Program, the Business Performance Component rating may range from 0% to 150%, where achieving the Target corresponds to a 100% rating for the Business Performance Component. The Business Performance Component is subject to a minimum performance threshold (the “Threshold”) and a maximum performance level (the “Maximum”). If a Threshold is not met for the Business Performance Component, it will be scored as 0% when calculating the Business Performance Rating. Actual Business Performance results that meet or exceed the Maximum will result in a score of 150% for the Business Performance Component.
For 2023, the rating for the Business Performance Component was calculated as follows:

Business Performance Component	Business Performance Component Rating Calculation
Actual Result	(expressed as a % of target)
Below Threshold	0
Greater than Threshold, less than Target	((actual result – Threshold) / (Target – Threshold)) * 100
Equal to Target	100
Greater than Target, less than Maximum	(((actual result – Target) / (Maximum – Target)) * 50) + 100
Equal to or greater than Maximum	150
The table below shows the (i) Threshold, (ii) Target and (iii) Maximum targets for each measure of each Business Performance Component established by the Compensation Committee for the 2023 STIC Program, each of which were set in the first quarter of 2023, (iv) the actual results achieved for each measure in 2023, (v) the rating for each measure for the Business Performance Component, and (vi) the combined ratings for the Business Performance Component.

Business Performance	Threshold (in millions)	Target (in millions)	Maximum (in millions)	2023 Actual	Measure Rating	Component Rating
Cronos Global
Net revenue	$92.1	$108.4	$124.7	$87.2	—%	75%
Adjusted EBITDA*	$(86.5)	$(75.2)	$(63.9)	$(61.6)	150%

*	Adjusted EBITDA is a non-GAAP financial measure. Please refer to the definition set forth above and Appendix B for the reconciliation of Adjusted EBITDA to net income (loss).
The overall quantitative Business Performance Rating was 75%. The Compensation Committee retains the ability to make adjustments to the Business Performance Ratings based on qualitative achievements of the Company but did not do so in 2023.
Individual Performance Measures
Incentive awards are differentiated based on Individual Performance, with 40% of the Target Incentive Amount for our executives based on Individual Performance. For each NEO, the Individual Performance Rating can range from 0% to 130%.
Individual Performance factors were specific to each NEO’s job function. In determining the Individual Performance of our NEOs, the Compensation Committee noted the highlights of the 2023 performance of each NEO who received an Individual Performance rating in respect of 2023 as described below.
•Mr. Gorenstein continued to lead the strategic realignment of our business in 2023, which included ceasing U.S. operations and the planned wind-down of the Cronos Fermentation facility, which contributed to cost savings of approximately $30.0 million in operating expense in 2023. Mr. Gorenstein continues to be keenly focused on maximizing the effectiveness of our spending while searching for additional opportunities to remove costs from the system. Mr. Gorenstein also oversaw our entry into new markets: Germany and Australia. Additionally, Mr. Gorenstein oversaw the continued ascent of the Company’s Spinach® brand in the Canadian adult-use market, as well as the introduction of the Lord Jones® brand into the Canadian adult-use market.
•Mr. Holm led the Company’s 2023 cost savings strategy that is intended to position the Company to drive profitable and sustainable growth over time. Mr. Holm also managed the Company’s treasury management strategy that led to an improved rate of return on cash and short-term investments and contributed to the Company increasing its cash and short-term investment balance in the fourth quarter of 2023. Mr. Holm also led efforts to implement systems infrastructure improvements, driving further operational efficiencies and cost savings. Additionally, Mr. Holm played a leading role in the

Company’s efforts to remediate its material weakness in its internal control over financial reporting as of December 31, 2023 and improve the Company’s control environment and systems, processes and procedures.
•Ms. Shlimak led our internal and external communication, government affairs, corporate strategy and investor relation functions. Ms. Shlimak oversaw the efforts to expand our government affairs engagement program across North America establishing the Company’s credibility, reputation and influence with key governmental and regulatory stakeholders, including through membership in various industry trade groups. Ms. Shlimak led corporate strategic planning, strategic business and corporate development initiatives. Ms. Shlimak assisted in the continued implementation of our strategic realignment in 2023, which included surpassing our operating expense savings target by achieving total cost reductions of approximately $30.0 million. Ms. Shlimak continued to oversee and manage the Company’s engagement with the investment and sell-side community by helping analysts better understand the Company’s innovation and portfolio strategy.
•Mr. Jacobson led our marketing, innovation, operations and sales team in North America as well as consumer insights for our global business. Mr. Jacobson set the strategy for our brands and was responsible for leading our global teams to help execute the Company’s vision. Mr. Jacobson led the Company’s efforts to enter the Australian market with strategic partner Vitura Health Limited, as well as entry of the PEACE NATURALS® brand into the German market with our strategic partner Cansativa. Mr. Jacobson also assisted in the continued implementation of our strategic realignment in 2023, which included ceasing U.S. operations, the planned wind-down of the Cronos Fermentation facility and the entry into a sale-leaseback transaction for the Peace Naturals Campus. Mr. Jacobson continues to oversee the development of our borderless product portfolio highlighted by the success of our Spinach® brand and the successful launch of the Lord Jones® brand across categories in Canada.
•Mr. Gorelik led Cronos Israel’s operations and contributed to its steady performance in 2023. Mr. Gorelik led the efforts to establish and grow the PEACE NATURALS® brand and win market share in the Israeli medical market. Mr. Gorelik developed and executed a plan to hire personnel for market execution, quality assurance, cultivation and manufacturing. Mr. Gorelik also worked to optimize manufacturing operations processes with a view towards balancing the growth and procurement of raw materials to demand and implemented a robust sales and operations planning process. Mr. Gorelik also navigated Cronos Israel through the impacts of the Israel-Hamas War on our Israel operations.
NEO 2023 Bonus Amounts
Based on the considerations described above, the Compensation Committee approved the following NEO 2023 Bonus Amounts:

Current NEO	2023 Target Incentive Amount	Business Performance Rating	Individual Performance Rating	Actual NEO 2023 Bonus Amount Approved
Michael Gorenstein	$1,162,500	75%	102%	$997,425
James Holm	$442,750	75%	102%	$379,880
Anna Shlimak	$232,200	75%	102%	$199,228
Jeffrey Jacobson(1)	$357,951	75%	102%	$306,998
Ran Gorelik(2)	$85,554	75%	90%	$69,299

(1)	The amounts reported for Mr. Jacobson are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(2)	The amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023.
2024 Cash Retention Bonuses
On March 5, 2024, the Company granted a one-time cash retention bonus to each NEO (the “2024 Retention Bonuses”). The 2024 Retention Bonuses were paid in a single lump sum on March 22, 2024 (for all NEOs other than Mr. Gorelik) or April 1, 2024 (for Mr. Gorelik), in the following amounts: $174,375 (Mr. Gorenstein); $66,413 (Mr. Holm); $34,830 (Ms. Shlimak); CAD $72,450 (Mr. Jacobson) and ILS 47,250 (Mr. Gorelik). The 2024 Retention Bonuses are subject to forfeiture and clawback if at any time prior to March 22, 2025 the NEO either (i) provides the Company with notice of his or her intention to resign from employment or (ii) is terminated for cause. Accordingly, the 2024 Retention Bonuses will not be earned (if at all) until March 22, 2025 and are not reported in the Summary Compensation Table as compensation for the 2023 fiscal year.
Long-Term Incentive Compensation
Long-term incentives are intended to attract, retain and motivate our executive officers, align the interests of our executive officers with Shareholders, and promote ownership of the Company’s equity by our executives. Through ownership in our Shares, executive officers benefit from share price appreciation resulting from the achievement of positive long-term business results.
The Compensation Committee is responsible for approving equity grants for executive officers. The Company generally grants long-term incentives in the form of Restricted Share Units, intended to reinforce share ownership and retention of participants. Equity awards approved by the Compensation Committee are granted after the end of any scheduled blackout period following such approval to ensure that equity grants are not made prior to the release of material non-public information.
Restricted Share Unit grants for 2023 will vest ratably over three years and settle in newly issued Shares. The actual value of the compensation received from Restricted Share Units will depend on the Share price on the date that a participant elects to sell his or her Shares. This relationship reinforces direct alignment with the interests of our Shareholders. In 2023, the Compensation Committee

considered equity compensation practices of the Cronos Peer Group and general industry market data, among other factors and considerations, in making equity grant decisions.
NEO 2023 Long-Term Equity Awards
Based on the considerations described above, the Compensation Committee approved the following long-term incentive grant values for NEOs in 2023:

Current NEO	Number of Restricted Share Units	Number of Options	2023 Long-Term Incentive Grant Value ($)(1)
Michael Gorenstein	973,618	—	1,937,500	(2)
James Holm	290,201	—	577,500	(3)
Anna Shlimak	135,678	—	270,000
Jeffrey Jacobson	177,573	188,317	736,163
Ran Gorelik	100,502	—	200,000

(1)	These are calculated based on grant date fair value including, solely with respect to the Stock Options granted to Mr. Jacobson, a Black-Scholes valuation.
(2)	The Gorenstein Agreement (as defined below) provides for annual grants with a target incentive opportunity of not less than $1,937,500.
(3)	The Holm Agreement (as defined below) provides for annual grants with a target incentive opportunity of not less than $577,500.
For more information regarding our NEOs’ target incentive opportunities specified under their employment agreements and other arrangements, see “Employment Agreements” below.
Perquisites and Other Personal Benefits
Mr. Gorelik is entitled to a car allowance in the amount of $33,597, cell phone, gift and meal allowances, health and wellness benefits, and supplemental pension, severance and education payments in the amount of $29,694. The Company offers these perquisites to Mr. Gorelik in an effort to comply with local law and to adhere to standard market practices in Israel.
Employment Agreements
Each of the NEOs provides services pursuant to an employment agreement. The severance and change of control provisions of our NEOs’ employment agreements and other arrangements are described in more detail in the section entitled “Potential Payments Upon Termination or Change of Control”.
Gorenstein Agreement
The Company entered into an amended and restated executive employment agreement, effective March 21, 2022 (the “Gorenstein Agreement”), setting forth the terms of Mr. Gorenstein’s employment. The Gorenstein Agreement provides for an annual base salary of $775,000, an annual target bonus opportunity of 150% of base salary, and, beginning in the 2023 fiscal year grant cycle, annual grants with a target incentive opportunity of not less than $1,937,500. In addition, Mr. Gorenstein received a one-time sign-on grant of 3,000,000 Restricted Share Units on March 21, 2022 that vest on the third anniversary of the grant date and an additional grant of 499,826 Restricted Share Units on December 13, 2022 that vest in three substantially equal installments on each of December 13, 2023, December 13, 2024, and December 13, 2025.
In the event Mr. Gorenstein’s employment is terminated by the Company without Just Cause or he resigns for Good Reason (each, as defined in the Gorenstein Agreement), he would be entitled to a severance payment in the amount of his annual base salary and target bonus, employee benefit continuation for up to one year following termination, a pro-rated annual bonus for the year of termination, and accelerated vesting of his outstanding equity-based awards, subject to Mr. Gorenstein entering into a release of claims in favor of the Company and its affiliates and related entities. The Gorenstein Agreement also includes perpetual confidentiality and non-disparagement provisions, non-competition and customer non-solicitation covenants that apply during the term of Mr. Gorenstein’s employment and for a period of one year following termination and an employee non-solicitation covenant that applies during the term of Mr. Gorenstein’s employment and for a period of two years following termination.
Holm Agreement
The Company entered into an executive employment agreement, dated November 14, 2022, with Mr. Holm (the “Holm Agreement”). The Holm Agreement provides for an annual base salary of $385,000 and an annual target bonus opportunity of 115% of annual base salary beginning in 2023, and, beginning in the 2023 fiscal year grant cycle, annual grants of equity-based awards with an initial target incentive opportunity of $577,500. Additionally, Mr. Holm received an initial one-time grant of $250,000 in Stock Options that vest ratably on a quarterly basis over a four-year period and $50,000 in Restricted Share Units that vest on the third anniversary of the grant date, as well as a cash signing bonus of $250,000.
In the event Mr. Holm’s employment is terminated by the Company without Just Cause or he resigns for Good Reason (each, as defined in the Holm Agreement), he would be entitled to a severance payment in the amount of his annual base salary, employee benefit continuation for up to one year following termination, and a pro-rated annual bonus for the year of termination, subject to Mr. Holm entering into a release of claims in favor of the Company and its affiliates and related entities. The Holm Agreement also includes perpetual confidentiality and non-disparagement provisions, non-competition and customer non-solicitation covenants that apply during the term of Mr. Holm’s employment and for a period of one year following termination and an employee non-solicitation covenant that applies during the term of Mr. Holm’s employment and for a period of two years following termination.
Shlimak Agreement and Shlimak Letter Agreements

The Company entered into an employment agreement dated February 20, 2020 with Ms. Shlimak (the “Shlimak Agreement”). Pursuant to the Shlimak Agreement, Ms. Shlimak acted in the capacity of Senior Vice President, Communications, Investor Relations and Government Affairs of the Company. The Shlimak Agreement provided for an annual base salary of $230,000. Ms. Shlimak is eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Ms. Shlimak’s annual target bonus opportunity was initially 86% of base salary. Ms. Shlimak is eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of $230,000.
Effective as of February 17, 2022, the Company and Ms. Shlimak entered into a letter agreement (the “Shlimak Letter Agreement”) setting forth the terms and conditions of her employment as Senior Vice President, Corporate Affairs and Strategy and increasing Ms. Shlimak’s base salary to $270,000 to align her base salary with comparable base salaries among the Cronos Peer Group and in recognition of her contributions to the Company. Ms. Shlimak’s annual target bonus opportunity under the Shlimak Letter Agreement remains 86% of base salary, and Ms. Shlimak’s target incentive opportunity with respect to equity-based awards is 100% of base salary.
On February 21, 2023, the Company and Ms. Shlimak entered into a letter agreement, which amended the Shlimak Agreement with respect to potential payments upon termination or change of control. For more information, see “Potential Payments Upon Termination or Change of Control — Employment Agreements —Shlimak Agreement”.
Jacobson Agreement
The Company entered into an employment agreement dated June 21, 2019 with Mr. Jacobson, which was amended via a letter agreement dated November 7, 2022 (the “Jacobson Agreement”). Pursuant to the Jacobson Agreement, Mr. Jacobson serves as Chief Growth Officer of the Company. The Jacobson Agreement provided for an annual base salary of C$420,000 (or $311,262 per year based on the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023). Mr. Jacobson is eligible to participate in the Company’s benefits programs and in the Company’s annual cash bonus plan as may be in effect from time to time. Mr. Jacobson’s annual target bonus opportunity is 115% of base salary, and Mr. Jacobson is eligible to receive annual grants of equity-based awards with a target incentive opportunity of 115% of base salary.
On February 28, 2024, the Company entered into an Amended and Restated Executive Employment Agreement with Mr. Jacobson (the “Restated Jacobson Agreement”) in connection with Mr. Jacobson’s relocation to the United States. Mr. Jacobson continues to act in the capacity of Chief Growth Officer of the Company. The Restated Jacobson Agreement provides for an annual base salary of $311,136 (the approximate U.S. dollar-equivalent of Mr. Jacobson’s prior annual base salary based on the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023). Under the Restated Jacobson Agreement, Mr. Jacobson’s target bonus opportunity and target long-term equity-incentive remain unchanged.
Gorelik Agreement
Cronos Israel G.S. Cultivation Ltd. and the Company entered into an employment agreement dated August 16, 2020 with Mr. Gorelik (the “Gorelik Agreement”). Pursuant to the Gorelik Agreement, Mr. Gorelik acts in the capacity of General Manager, Cronos Israel. The Gorelik Agreement provides for a monthly base salary of ILS75,000 (or $244,440 per year based on the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023). Mr. Gorelik is eligible to participate in the Company’s annual cash bonus plan as may be in effect from time to time. Mr. Gorelik’s annual target bonus opportunity is 35% of base salary. Additionally, the Company and Mr. Gorelik have opened and maintain a Keren Hishtalmut, a savings and investment plan, pursuant to which the Company contributes an amount equal to 7.5% of Mr. Gorelik’s base salary and Mr. Gorelik contributes an amount equal to 2.5% of his base salary. Mr. Gorelik is eligible to receive annual grants of equity-based awards with an initial target incentive opportunity of $200,000.
Effective as of April 2, 2024, the Company entered into an Amended and Restated Executive Employment Agreement (the “Amended Gorelik Agreement”) with Mr. Gorelik, pursuant to which Mr. Gorelik will transition from the role of General Manager (Cronos Israel) to the role of Chairman of Cronos Israel. Pursuant to the Amended Gorelik Agreement, Mr. Gorelik will continue to serve as Chairman of Cronos Israel until April 1, 2026 (the “Scheduled End Date”), at which time his employment with the Company will automatically terminate. The Amended Gorelik Agreement provides for a base salary as follows:
•for the period from April 2, 2024 to April 1, 2025, a monthly base salary of ILS45,000 gross (or $12,222 per month based on the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023); and
•for the period from April 2, 2025 to the Scheduled End Date, a monthly base salary of ILS30,000 gross (or $8,148 per month based on the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023).
Mr. Gorelik’s annual target bonus opportunity will be ILS189,000 (or $51,332 based on the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023) for the 2024 fiscal year and ILS90,000 (or $24,444 based on the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023) for the 2025 fiscal year, subject to the terms of the annual bonus plan, as amended or terminated by the Company in its discretion. Mr. Gorelik will be eligible to receive annual grants of equity-based awards of $100,000 in respect of the 2024 fiscal year and $50,000 in respect of the 2025 fiscal year.

COMPENSATION COMMITTEE REPORT
The members of the Compensation Committee have reviewed and discussed the contents of the CD&A with management. Based on such review and discussion with management and our compensation consultants, and subject to the limitations on the role and responsibility of the Compensation Committee, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement issued in connection with our Annual Meeting and incorporated by reference into our Form 10-K for the year ended December 31, 2023.
Compensation Committee
Jason Adler, Chairman
James Rudyk
Elizabeth Seegar

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended December 31, 2023, 2022 and 2021, as applicable.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)		All Other Compensation ($)(1)(5)	Total ($)(1)

Michael Gorenstein	2023		775,000	—	1,937,500	—	997,425		—	3,709,925
Chairman, President and CEO	2022		679,840	—	13,656,406	—	1,146,270	(8)	1,010,764	16,493,280
	2021	(7)	394,000	—	—	—	591,000	(9)	8,702	993,702
James Holm	2023		385,000	—	577,500		379,880		—	1,342,380
CFO(6)	2022		37,019	250,000	50,000	250,000	—		27,288	614,307
Anna Shlimak	2023		270,000	—	270,000	—	199,228		—	739,228
SVP, Corporate Affairs and Strategy	2022		270,000	—	270,000	—	260,505		—	800,505
	2021		230,000	—	230,000	—	183,048		8,979	652,027
Jeffrey Jacobson	2023		311,262	—	357,950	378,212	306,998		—	1,354,423
Chief Growth Officer	2022		297,809	—	457,264	—	432,310		—	1,187,383
Ran Gorelik	2023		244,440	—	200,000	—	69,299		107,632	621,371
General Manager (Cronos Israel)	2022		268,380	—	200,000	—	105,383		113,606	687,369
	2021		278,460	—	200,000	—	136,424		129,340	744,224

(1)	The amount reported for Mr. Gorenstein in 2022 represents salary paid to Mr. Gorenstein as Executive Chairman prior to March 21, 2022 and salary paid to him as CEO and President after his appointment on March 21, 2022. The amounts reported for Mr. Jacobson are converted from C$ to USD using the Bloomberg average exchange rate (a) of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023, and (b) of C$1.00 to $0.7978 for the 12-month period ended December 31, 2022. The amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate (a) of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023, (b) of ILS1.00 to $0.2982 for the 12-month period ended December 31, 2022 and (c) of ILS1.00 to $0.3094 for the 12-month period ended December 31, 2021.
(2)	Amounts set forth for Mr. Holm reflect a one-time cash signing bonus in connection with his appointment in November 2022.
(3)	The amounts in these columns represent the aggregate grant date fair value of the relevant award(s) presented, as determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation—Stock Compensation” (“ASC 718”). See note 11 of the notes to consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 regarding assumptions underlying valuation of equity awards. Amounts set forth for 2023 include annual long-term incentive grants for each NEO. For more information, see “Long-Term Incentive Compensation” above. Amounts set forth for Mr. Gorenstein in 2022 reflect his one-time sign-on grants of 3,000,000 Restricted Share Units in March 2022, 470,038 Restricted Share Units attributed to 2020, 2021 and 2022 that were held back in connection with ongoing investigations by the SEC and the OSC, which were subsequently settled on October 24, 2022, and an additional grant of 499,826 Restricted Share Units made in December 2022. Amounts set forth for Mr. Holm in 2022 reflect his one-time sign-on grants of 113,947 Stock Options and 15,974 Restricted Share Units. Amounts set forth for Mr. Jacobson in 2022 include 58,287 Restricted Share Units attributed to 2020 and 2021 that were held back in connection with ongoing investigations by the SEC and the OSC, which were subsequently settled on October 24, 2022.
(4)	Incentive plan amounts determined as more specifically discussed under “—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Compensation.” The amounts in this column represent short-term cash incentive awards earned based on performance in a particular year to be paid in the subsequent year.
(5)	The items comprising “All Other Compensation” for 2023 are:

Name	Perquisites and Other Personal Benefits ($)		Severance Payment ($)	Tax Preparation and Consulting Fees ($)	Consulting Services ($)	Tax Gross Up ($)		Company Contribution to Deferred Compensation Plan		Total ($)
Ran Gorelik	63,291	(a)				17,138	(b)	27,203	(c)	107,632

(a)	“Perquisites and Other Personal Benefits” for Mr. Gorelik include a car allowance in the amount of $33,597, cell phone, gift and meal allowances, health and wellness benefits, and supplemental pension, severance and education payments in the amount of $29,694.
(b)	Represents certain employee taxes assessed under Israeli law that the Company pays for Mr. Gorelik.
(c)	Represents Company contributions to pension, severance and education defined contribution plans for Mr. Gorelik.

(6)	Mr. Holm commenced employment as CFO on November 14, 2022. Previously, Mr. Holm performed consulting services for the Company pursuant to a consulting agreement, which terminated with Mr. Holm’s appointment as CFO.
(7)	Represents compensation paid to Mr. Gorenstein as Executive Chairman in 2021.
(8)	Includes a bonus in the amount of $127,915 that was paid to Mr. Gorenstein in connection with his role as Executive Chairman from January 1, 2022 through March 20, 2022.
(9)	Reflects bonuses under the Short-Term Incentive Plan attributed to 2020 and 2021 that were held back in connection with ongoing investigations by the SEC and the OSC and that were subsequently paid after the settlement of such investigations on October 24, 2022.
Grants of Plan-Based Awards in 2023
The table below summarizes the equity and non-equity awards granted to the NEOs in 2023.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(1)

		Target		Maximum
		($)(2)		($)(2)
Michael Gorenstein	3/15/2023	1,162,500		1,650,750		973,618				1,937,500
James Holm	3/15/2023	442,750		628,705		290,201				577,500
Anna Shlimak	3/15/2023	232,200		329,724		135,678				270,000
Jeffrey Jacobson	3/15/2023	357,951	(3)	508,291	(3)	177,573
							188,317	2.19	(4)	736,163
Ran Gorelik	3/15/2023	85,554	(5)	121,487	(5)	100,502				200,000

(1)	The aggregate grant date fair value of awards presented in this column is calculated in accordance with ASC 718.
(2)	Represents the target and maximum applicable to short-term incentives. As described under “—Compensation Discussion and Analysis—Elements of Compensation—Short-Term Incentive Compensation” above, 60% of the short-term cash incentive is based on Business Performance results as compared to pre-established goals; the remaining 40% of the Target Incentive Amount is based on Individual Performance results. The Compensation Committee retains discretion to pay short-term incentive amounts above or below the estimated range shown in the table above.
(3)	The amounts reported for Mr. Jacobson are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(4)	The exercise price is converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(5)	The amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023.
Additional Information about Grants of Plan-Based Awards
2020 Omnibus Equity Incentive Plan
Employees (including prospective employees), non-employee directors and consultants of the Company, including each of the NEOs, are eligible to participate in the 2020 Omnibus Plan, which was adopted by the Board on March 29, 2020 and approved by Shareholders on June 25, 2020, and replaced the 2018 Stock Option Plan (the “2018 Option Plan”), the Amended and Restated Stock Option Plan (the “2015 Option Plan”) and the Cronos Group Inc. Employment Inducement Award Plan #1 (collectively, the “Predecessor Plans”). The terms and conditions of the Predecessor Plans continue to remain in effect with respect to awards that were granted under the Predecessor Plans.
The 2020 Omnibus Plan provides for grants of Stock Options (both Stock Options intended to meet the requirements of “incentive stock options” under Section 422 of the Internal Revenue Code and “non-qualified stock options” that do not meet such requirements), share appreciation rights, restricted shares, Restricted Share Units, dividend equivalent rights and performance-based and other share-based or cash-based awards. The 2020 Omnibus Plan is administered by the Compensation Committee. Restricted Share Units and Stock Options reported in the Summary Compensation Table as compensation for the 2021, 2022 and 2023 fiscal years were granted under the 2020 Omnibus Plan.
As discussed under “—Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Compensation” above, annual awards of Restricted Share Units granted for 2023 generally vest on an annual basis over three years.
2018 Option Plan
The 2018 Option Plan is administered by the Board and was last approved by Shareholders on June 28, 2018, replacing the 2015 Option Plan. Stock Options granted between June 28, 2018 and March 29, 2020 were granted under the 2018 Option Plan. The term of each outstanding Stock Option award under the 2018 Option Plan was established by the Board and set out in the Stock Option grant agreement, provided that, pursuant to the terms of the 2018 Option Plan, the term of a Stock Option may not exceed seven years from the date of the grant. Stock Options that would expire during a trading black-out period may be exercised within 10 business days following the end of such trading black-out period, unless such Stock Options are held by holders who are U.S. taxpayers, if the Stock Options have an exercise price that is less than the fair market value of the Shares on the date of the proposed extension.

The 2018 Option Plan also provided for the issuance of “share appreciation rights” in tandem with Stock Options. Such “share appreciation rights” are not separate grants of equity-based awards, but rather reflect the participant’s right to cashless exercise of the Stock Options. Under the terms of the 2018 Option Plan, each “share appreciation right” entitles the holder to surrender to the Company, unexercised, the right to subscribe for Shares pursuant to the related Stock Option and to receive from the Company a number of Shares, rounded down to the next whole Share, with a fair market value on the date of exercise that is equal to the difference between such fair market value and the exercise price under the related Stock Option, multiplied by the number of Shares that cease to be available under the Stock Option as a result of the exercise of the “share appreciation right,” subject to satisfaction of applicable withholding taxes and other source deductions.
Each unexercised “share appreciation right” terminates when the related Stock Option is exercised or the Stock Option terminates, including upon a Change of Control (as discussed below). Upon each exercise of a “share appreciation right,” in respect of a Share covered by a Stock Option, such Stock Option shall be cancelled and shall be of no further force or effect in respect of such Share. If any Stock Option is cancelled in connection with the exercise of the related “share appreciation right,” the aggregate number of Shares that may be issued pursuant to the 2018 Option Plan shall be reduced by the number of Stock Options cancelled in connection with the exercise of such “share appreciation right.”
Outstanding Equity Awards at 2023 Fiscal Year-End
As of December 31, 2023, our NEOs held outstanding equity-based awards of the Company as listed in the table below.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Michael Gorenstein	1,097,791			$20.65	(2)	5/11/2024
							3,000,000	(3)	6,270,000
							62,659	(4)	130,957
							62,722	(5)	131,089
							333,234	(6)	696,459
							973,618	(7)	2,034,862
James Holm	28,486	85,461	(8)	$3.13		11/28/2029
							15,974	(9)	33,386
							290,201	(7)	606,520
Anna Shlimak							7,337	(4)	15,334
							60,000	(10)	125,400
							135,678	(7)	283,567
Jeffrey Jacobson	21,062			$20.65	(2)	5/11/2024
	35,309	153,008		$2.96	(2)	3/1/2030
							63,533	(10)	132,784
							7,017	(4)	14,666
							177,573	(7)	371,128
Ran Gorelik							6,380	(4)	13,334
							44,444	(10)	92,888
							100,502	(7)	210,049

(1)	Amounts in these columns reflect a closing price of our Shares on NASDAQ of $2.09 on December 29, 2023 (the last business day in 2023).
(2)	The exercise price is expressed in Canadian dollars.
(3)	Restricted Share Units vest on the third anniversary of the grant date of March 21, 2022.
(4)	Restricted Share Units vested on March 1, 2024.
(5)	Restricted Share Units vest ratably on each of March 15, 2024 and March 15, 2025.
(6)	Restricted Share Units vest ratably on each of December 13, 2024 and December 13, 2025.
(7)	Restricted Share Units vest ratably on each of March 15, 2024, March 15, 2025, and March 15, 2026.
(8)	Stock Options vest on a quarterly basis over a four-year period following the grant date of November 28, 2022.
(9)	Restricted Share Units vest on the third anniversary of the grant date of November 28, 2022.
(10)	Restricted Share Units vest ratably on an annual basis over a three-year period from grant date of March 15, 2022.

2023 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael Gorenstein	—	—	62,659	135,970	(1)
	—	—	31,361	62,408	(2)
	—	—	62,659	117,799	(3)
	—	—	166,592	316,525	(4)
James Holm	—	—	—	—
Anna Shlimak	—	—	7,336	15,919	(1)
	—	—	30,000	59,700	(2)
	—	—	28,292	53,189	(3)
Jeffrey Jacobson	—	—	7,018	15,302	(5)
	—	—	31,767	63,128	(6)
	—	—	12,411	23,110	(7)
Ran Gorelik	—	—	6,379	13,842	(1)
	—	—	22,222	44,222	(2)
	—	—	11,357	21,010	(8)

(1)	Value realized is based on the closing price of the Company’s common shares on February 28, 2023 (the trading day prior to vesting) of $2.17 as reported by the NASDAQ.
(2)	Value realized is based on the closing price of the Company’s common shares on March 14, 2023 (the trading day prior to vesting) of $1.99 as reported by the NASDAQ.
(3)	Value realized is based on the closing price of the Company’s common shares on May 10, 2023 (the trading day prior to vesting) of $1.88 as reported by the NASDAQ.
(4)	Value realized is based on the closing price of the Company’s common shares on December 12, 2023 (the trading day prior to vesting) of $1.90 as reported by the NASDAQ.
(5)	Value realized is based on the closing price of the Company’s common shares on February 28, 2023 (the trading day prior to vesting) of C$2.96 as reported by the Toronto Stock Exchange (“TSX”). The amount reported is converted from C$ to USD using the Bloomberg closing exchange rate of C$1.00 to $0.7366 for February 28, 2023, the day prior to vesting.
(6)	Value realized is based on the closing price of the Company’s common shares on March 14, 2023 (the trading day prior to vesting) of C$2.72 as reported by the TSX. The amount reported is converted from C$ to USD using the Bloomberg closing exchange rate of C$1.00 to $0.7306 for March 14, 2023, the day prior to vesting.
(7)	Value realized is based on the closing price of the Company’s common shares on May 10, 2023 (the trading day prior to vesting) of C$2.49 as reported by the TSX. The amount reported is converted from C$ to USD using the Bloomberg closing exchange rate of C$1.00 to $0.7478 for May 10, 2023, the day prior to vesting.
(8)	Value realized is based on the closing price of the Company’s common shares on August 4, 2023 (the trading day prior to vesting) of $1.85 as reported by the NASDAQ.
2023 Pension Benefits
The Company does not maintain any defined benefit pension plans.
2023 Nonqualified Deferred Compensation
The Company makes contributions to a pension and severance defined contribution plan and an education defined contribution plan for Mr. Gorelik. The funds are chosen by Mr. Gorelik and are not administered or managed by the Company.

NEO	Executive Contributions in 2023 ($)	Company Contributions in 2023 ($)
Ran Gorelik	—	$27,203	(1)

(1)	The Company contributes to a pension and severance fund and education fund on behalf of Mr. Gorelik. The funds are chosen by Mr. Gorelik and are not administered or managed by the Company. The amount reported is converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023.
Potential Payments Upon Termination or Change of Control
Employment Agreements
Gorenstein Agreement
Under the Gorenstein Agreement, in the event Mr. Gorenstein’s employment is terminated by the Company without Just Cause or he resigns for Good Reason (each, as defined below), subject to the execution of a release in favor of the Company, he would be entitled to:

(i)a lump-sum severance payment in the amount of his annual base salary and Target Bonus;
(ii)employee benefit continuation for up to one year following termination;
(iii)a pro-rated annual bonus for the year of termination; and
(iv)accelerated vesting of his outstanding equity-based awards.
In the event Mr. Gorenstein’s employment ceases due to death or Disability, Mr. Gorenstein would be entitled to a pro-rated annual bonus for the year of termination.
For purposes of the Gorenstein Agreement, “Just Cause” generally means (i) Mr. Gorenstein’s repeated failure due to neglect or refusal to perform his principal duties and responsibilities after written notice from the Board or any committee thereof (other than as a result of physical or mental impairment); (ii) misappropriation of the funds or property of the Company (other than insignificant expense reimbursements, which are corrected following written notice from the Company); (iii) use of alcohol or drugs in violation of the Company’s policies on such use or that interferes with Mr. Gorenstein’s obligations under the Gorenstein Agreement, continuing after a single warning (subject to the Company’s obligations under applicable legislation); (iv) the conviction in a court of law for, or the entering of a plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (v) willfully engaging in any act which is a violation of any law, regulation or Company policy, that, if violated, injures or could reasonably be expected to injure the reputation, business or business relationships of the Company; (vi) engaging in any act which is a violation of any Company policy with respect to sexual harassment, discrimination or similar or related policies; or (vii) any willful misconduct related to Mr. Gorenstein’s employment with the Company which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company.
For purposes of the Gorenstein Agreement, “Good Reason” generally means the occurrence of any of the following events without Mr. Gorenstein’s consent: (i) the assignment to Mr. Gorenstein of duties materially different than the duties under the Gorenstein Agreement; (ii) a material diminution in title, status, seniority, responsibilities or authority (including failure to nominate Mr. Gorenstein to the Board); (iii) a material reduction in base salary or target bonus opportunity; (iv) relocation of Mr. Gorenstein’s primary work location more than 35 miles from its current location; or (v) a material breach by the Company of the terms of the Gorenstein Agreement or any equity-based award agreement.
For purposes of the Gorenstein Agreement, “Disability” generally means a physical or mental incapacity of Mr. Gorenstein that has prevented Mr. Gorenstein from performing his duties for 180 calendar days, whether or not consecutive, out of any 12 consecutive months and that in the opinion of the Board or any committee thereof, acting on the advice from a duly qualified medical practitioner, is likely to continue to a similar degree.
Holm Agreement
Under the Holm Agreement, in the event Mr. Holm’s employment is terminated by the Company without Just Cause or he resigns for Good Reason (each, as defined below), subject to the execution of a release in favor of the Company, he would be entitled to:
(i)a lump-sum severance payment in the amount of his annual base salary;
(ii)employee benefit continuation for up to one year following termination; and
(iii)a pro-rated annual bonus for the year of termination.
Upon a termination of employment without Just Cause or a resignation for Good Reason, treatment of any outstanding equity-based awards will be governed by the terms and conditions of any applicable plan and award agreement.
For purposes of the Holm Agreement, “Just Cause” generally means (i) any act or omission constituting “just cause” under applicable law; (ii) Mr. Holm’s repeated failure or refusal to perform his principal duties and responsibilities after notice from the CEO or another officer of the Company; (iii) misappropriation of the funds or property of the Company; (iv) use of alcohol or drugs in violation of the Company’s policies or that interferes with Mr. Holm’s obligations under the Holm Agreement; (v) the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty or nolo contendere to, a summary or indictable offence or any crime involving moral turpitude, fraud, dishonesty or theft; (vi) engaging in any act which is a violation of any law, regulation or Company policy, that, if violated, injures or could reasonably be expected to injure the reputation, business or business relationships of the Company and its affiliates ; (vii) engaging in any act which is a violation of any Company policy with respect to sexual harassment, discrimination or similar or related policies; or (viii) any act which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company and its affiliates.
For purposes of the Holm Agreement, “Good Reason” generally means the occurrence of any of the following events without Mr. Holm’s consent: (i) the assignment to Mr. Holm of duties materially different than the duties under the Holm Agreement; (ii) a material diminution in title, status, seniority, responsibilities or authority and/or a requirement to report to any person other than the Company’s CEO or the Chair of the Audit Committee; (iii) a material reduction in base salary, target bonus opportunity or target long-term incentive opportunity; (iv) relocation of Mr. Holm’s primary work location; or (v) a material breach by the Company of the terms of the Holm Agreement.
For purposes of the Holm Agreement, “Disability” generally has a substantially similar meaning as the term used in the Gorenstein Agreement, except the determination is made by the Company instead of the Board or a committee thereof.
Shlimak Agreement
Pursuant to the Shlimak Agreement, as amended, upon a termination by the Company of Ms. Shlimak’s employment without Just Cause at any time or a resignation by Ms. Shlimak for Good Reason within 24 months of the occurrence of a Change of Control, subject to Ms. Shlimak’s execution of a release in favor of the Company, the Company would be required to:

(i)in lieu of notice, pay Ms. Shlimak an amount equal to two months of base salary in effect at the time of termination plus one month of base salary in effect at the time of termination for each completed year of service with the Company, up to a maximum of 12 months of base salary;
(ii)continue Ms. Shlimak’s group insured benefits, if any, until the end of the severance period calculated under (i) above or the date on which Ms. Shlimak obtains alternate benefit coverage, whichever occurs first, subject to the minimum requirements of applicable employment standards legislation; and
(iii)a pro-rated annual bonus for the year of termination.
Upon a qualifying termination as described above, Ms. Shlimak’s entitlements in respect of equity-based awards will be determined in accordance with the terms and conditions of the applicable plan and award agreement.
For purposes of the Shlimak Agreement, actions constituting “Just Cause” include (i) Ms. Shlimak’s willful failure or refusal to perform her principal duties and responsibilities after notice from the CEO specifying the non-performance and providing fifteen days to cure such non-performance; (ii) misappropriation of the funds or property of the Company; (iii) use of alcohol or drugs in violation of the Company’s policies on such use or that interferes with Ms. Shlimak’s obligations under the applicable agreement, continuing after a single warning; (iv) the conviction in a court of law for, or the entering of a plea of guilty to, a felony or any crime involving moral turpitude; (v) the willful misuse of Company computers or computer network systems for non-Company business, excluding communications incidental to family emergencies; (vi) willful gross misconduct; or (vii) any willful or intentional act which injures the reputation, business or business relationships of the Company.
For purposes of the Shlimak Agreement, “Good Reason” generally means the occurrence of any of the following events without Ms. Shlimak’s consent: (i) the assignment to Ms. Shlimak of duties materially different than the duties under the Shlimak Agreement; (ii) a material diminution in title, status, seniority, reporting relationship, responsibilities or authority; (iii) a material reduction in base salary; or (iv) relocation of Ms. Shlimak’s primary work location.
For purposes of the Shlimak Agreement, “Disability” generally has a substantially similar meaning as the term used in the Gorenstein Agreement.
Jacobson Agreement
Pursuant to the Jacobson Agreement, upon a termination by the Company of Mr. Jacobson’s employment without Just Cause at any time or a resignation by Mr. Jacobson for Good Reason within 24 months of the occurrence of a Change of Control, subject to Mr. Jacobson’s execution of a release in favor of the Company, the Company would be required to:
(i)in lieu of notice, pay Mr. Jacobson the greater of (a) one month of base salary in effect at the time of termination for each completed year of service with the Company, up to a maximum of 12 months of base salary and (b) the minimum termination pay and severance pay entitlements of Mr. Jacobson pursuant to applicable employment standards legislation; and
(ii)continue Mr. Jacobson’s group insured benefits, if any, until the end of the severance period calculated under (i) above or the date on which Mr. Jacobson obtains alternate benefit coverage, whichever occurs first, subject to the minimum requirements of applicable employment standards legislation.
Upon a qualifying termination as described above, Mr. Jacobson’s entitlements in respect of equity-based awards will be determined in accordance with the terms and conditions of the applicable plan and award agreement.
The Restated Jacobson Agreement revises the Company’s obligations in the event of a Change of Control, among other changes (including with respect to the meaning of “Just Cause” and “Good Reason” discussed below). Under the Restated Jacobson Agreement, upon a qualifying termination as described above, the Company would be required to:
(i)pay Mr. Jacobson one month of base salary in effect at the time of termination for each completed year of service with the Company, up to a maximum of 12 months of base salary; and
(ii)continue Mr. Jacobson’s group insured benefits at active employee rates for one year following the date of termination or until Mr. Jacobson obtains alternate benefit coverage, whichever occurs first.
For purposes of the Jacobson Agreement, actions constituting “Just Cause” include (i) any act or omission constituting “just cause” for dismissal without notice under applicable law; (ii) Mr. Jacobson’s repeated failure or refusal to perform his principal duties and responsibilities after notice from the CEO or other officer of the Company, as applicable; (iii) misappropriation of the funds or property of the Company; (iv) use of alcohol or drugs in violation of the Company’s policies on such use or that interferes with Mr. Jacobson’s obligations under the applicable agreement, continuing after a single warning; (v) the indictment, arrest or conviction in a court of law for, or the entering of a plea of guilty to, a summary or indictable offense or any crime involving moral turpitude, fraud, dishonesty or theft; (vi) the misuse of Company computers or computer network systems for non-Company business; (vii) engaging in any act (including, without restriction, an act of sexual harassment as determined by the Company) which is a violation of any law, regulation or Company policy; or (viii) any willful or intentional act which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company.
For purposes of the Jacobson Agreement, “Good Reason” generally means the occurrence of any of the following events without Mr. Jacobson’s consent: (i) the assignment to Mr. Jacobson of duties materially different than the duties under the Jacobson Agreement; (ii) a material diminution in title, status, seniority, reporting relationship, responsibilities or authority; (iii) a material reduction in base salary; or (iv) relocation of Mr. Jacobson’s primary work location except as otherwise permitted under the Jacobson Agreement.
For purposes of the Jacobson Agreement, “Disability” generally has a substantially similar meaning as the term used in the Gorenstein Agreement.
Gorelik Agreement

Pursuant to the employment agreement with Mr. Gorelik (the “Gorelik Agreement”), upon a termination of employment, Mr. Gorelik would be entitled to receive the greater of (i) one-month full base salary for each completed year of service with the Company, subject to a maximum of 12 months and (ii) six months’ full base salary.
The Amended Gorelik Agreement provides that, upon a termination of Mr. Gorelik’s employment without Justifiable Cause before the Scheduled End Date, Mr. Gorelik is entitled to a payment equal to the Base Salary that would have been paid, but for the termination of his employment, during the period from the date on which his employment terminates and the Scheduled End Date.
For purposes of the Amended Gorelik Agreement, actions constituting “Justifiable Cause” include: (i) a fundamental breach of the Amended Gorelik Agreement; (ii) the performance of any act that entitles the Company to legally dismiss Mr. Gorelik without severance pay; (iii) a breach of Mr. Gorelik’s duty of good faith to the Company; (iv) intentional gross misconduct in the performance of Mr. Gorelik’s obligations under the Amended Gorelik Agreement in a manner that causes (or is likely to cause) material harm to the Company; or (v) the conviction of a crime or felony involving moral turpitude.
NEO Agreement Restrictive Covenants
Each of the NEOs is subject to indefinite confidentiality provisions, as well as non-competition and customer non-solicitation requirements for a period of one year immediately following termination of employment for any reason and employee non-solicitation requirements for a period of two years immediately following termination of employment for any reason for Mr. Jacobson and Ms. Shlimak and one year for Messrs. Gorenstein, Holm and Gorelik.
Long-Term Incentive Awards under the 2020 Omnibus Plan
Mr. Gorenstein
Pursuant to the terms of his award agreements, in the event of the termination of Mr. Gorenstein’s employment due to death, unvested outstanding Restricted Share Units would vest immediately. In the event that his employment is terminated due to Disability, the Restricted Share Units would remain outstanding and continue to vest in accordance with their applicable vesting schedule. In the event that Mr. Gorenstein’s employment terminates without Just Cause or he resigns for Good Reason, the Restricted Share Units would vest immediately.
Although the Company does not typically provide for single-trigger acceleration of equity awards upon a change of control, in order to attract the type of executive talent required to support the Company’s growth and expansion plans, the Company determined, in connection with Mr. Gorenstein’s appointment as CEO and President in March 2022, to grant a one-time equity award that vests upon a Change of Control involving the purchase of the Company’s securities described in Rule 13e-3 under the Exchange Act, all of the 3,000,000 Restricted Share Units granted to Mr. Gorenstein on March 21, 2022 would vest immediately.
If Mr. Gorenstein’s employment is terminated for any other reason, unvested Restricted Share Units will be forfeited.
Gorenstein 2019 Option Award
The treatment of Mr. Gorenstein’s Stock Option award dated May 11, 2019 in the event of termination of his employment and/or a Change of Control (as defined therein) is subject to the terms of the 2018 Option Plan, as described under “Stock Option Plans” below.
Mr. Holm

With respect to Mr. Holm’s Stock Option award granted on November 28, 2022 (the “Holm 2022 Option Award”), in the event that his employment terminates due to death or Disability, the award will remain outstanding and continue to vest in accordance with its vesting schedule set forth in the award agreement and may be exercised at any time within six months following the date of such termination. In the event that Mr. Holm’s employment terminates without Just Cause or the he resigns for Good Reason, all unvested Stock Options will become vested as follows and may be exercised at any time within six months following the date of such termination:
•if the date of such termination occurs on or before November 28, 2024, 75% of the total award will become vested; and
•if the date of such termination occurs after November 28, 2024, the award will become fully vested.
In the event that Mr. Holm’s employment terminates without Just Cause or he resigns for Good Reason, in each case, within twenty-four months of a Change of Control involving the purchase of Company securities described in Rule 13e-3 under the Exchange Act, the Holm 2022 Option Award will become fully vested and may be exercised at any time within six months following the date of such termination. Further, in the event that Mr. Holm’s employment terminates without Just Cause or he resigns for Good Reason, in each case, on or within one year after a Change of Control, the Holm 2022 Option Award will become fully vested and exercisable.
Mr. Jacobson
Jacobson 2019 Option Award
The treatment of Mr. Jacobson’s Stock Option award dated May 11, 2019 in the event of termination of his employment and/or a Change of Control is subject to the terms of the 2018 Option Plan, as described under “Stock Option Plans” below
Jacobson 2023 Option Award
With respect to Mr. Jacobson’s Stock Option award granted on March 1, 2023 (the “Jacobson 2023 Option Award”), in the event that his employment terminates due to death or Disability, the award will remain outstanding and continue to vest in accordance with its vesting schedule set forth in the award agreement and may be exercised at any time within six months following the date of such termination. In the event that Mr. Jacobson’s employment terminates without Just Cause or he resigns for Good Reason, all unvested

Stock Options will become vested as follows and may be exercised at any time within six months following the date of such termination:
•if the date of such termination occurs on or before March 1, 2025, 75% of the total award will become vested; and
•if the date of such termination occurs after March 1, 2025, the award will become fully vested.
In the event that Mr. Jacobson’s employment terminates without Just Cause or he resigns for Good Reason, in each case, within twenty-four months of a Change of Control involving the purchase of Company securities described in Rule 13e-3 under the Exchange Act, the Jacobson 2023 Option Award will become fully vested and may be exercised at any time within six months following the date of such termination. Further, in the event that Mr. Jacobson’s employment terminates without Just Cause or he resigns for Good Reason, in each case, on or within one year after a Change of Control, the Jacobson 2023 Option Award will become fully vested and exercisable.
NEO Restricted Share Unit Awards
Other than with respect to the initial equity award granted to Mr. Gorenstein in connection with his appointment as CEO and President in March 2022, Restricted Share Unit Awards granted to our NEOs contain the following provisions:
•In the event that the other NEOs’ employment terminates because of death, all unvested Restricted Share Units will vest.
•In the event that the NEO’s employment terminates due to Disability, unvested Restricted Share Units will continue to vest in accordance with their vesting schedule set forth in the agreements.
•In the event that the NEO’s employment terminates without Just Cause or the NEO resigns for Good Reason, in each case, on or within one year after a Change of Control, all unvested Restricted Share Units will become fully vested. This reflects the Company’s determination to generally structure accelerated vesting of equity awards in connection with a change of control to be “double trigger” in order to align our executive compensation program with good governance practices.
•If the NEO’s employment terminates for any other reason, unvested Restricted Share Units will be forfeited.

For purposes of the 2020 Omnibus Plan, “Change of Control” means:
(a)the consummation of any transaction or series of transactions, including any reorganization, recapitalization, statutory share exchange, consolidation, amalgamation, arrangement, merger or issue of voting shares in the capital of the Company, the result of which is that any person or group of persons acting jointly or in concert for purposes of such transaction or series of transactions, becomes the beneficial owner, directly or indirectly, of more than 50% of the voting securities in the capital of the entity resulting from such transaction or series of transactions or the entity that acquired all or substantially all of the business or assets of the Company in a transaction or series of transactions described in paragraph (b) below (in each case, the “Surviving Company”) or the ultimate parent entity that has beneficial ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the “Parent Company”), measured by voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) rather than the number of securities (but does not include the creation of a holding company or other transaction that does not involve any substantial change in the proportion of direct or indirect beneficial ownership of the voting securities of the Company prior to the consummation of the transaction or series of transactions);
(b)the direct or indirect sale, transfer or other disposition, in one or a series of transactions, of all or substantially all of the business or assets of the Company, taken as a whole, to any person or group acting jointly or in concert for purposes of such transaction or series of transactions (other than to any affiliates of the Company, which includes Altria); or
(c)Incumbent Directors during any consecutive 12-month period ceasing to constitute a majority of the Board (for this purpose, “Incumbent Director” means any member of the Board who is a member of the Board immediately prior to the occurrence of a contested election of directors of the Company).
Stock Option Plans
In the event of the termination of a participant’s employment, the treatment of Stock Options under the 2018 Option Plan is subject to the discretion of the Board on a case-by-case basis. In the event of the termination of the participant’s employment with the Company for cause, each vested and unvested Stock Option granted to that participant immediately terminates and ceases to be exercisable, subject to the discretion of the Board. If a participant’s employment with the Company is terminated other than for cause (as defined in an employment agreement with the participant), each Stock Option granted to such participant that has not vested will immediately terminate, subject to the discretion of the Board, and each Stock Option that has vested may be exercised at any time within six months of the date of termination, death or termination date, as the case may be, but in no event later than the original expiration date.
If the Company proposes to undertake a Change of Control, the Board may, in its discretion, accelerate the vesting of all outstanding Stock Options such that each outstanding Stock Option will be fully vested and either (as determined by the Board in its discretion) conditionally (i) exercisable for Shares or (ii) surrendered for a cash payment equal to the difference between the per Share consideration receivable by Shareholders in connection with the transaction resulting in the Change of Control and the exercise price of such Stock Option multiplied by the number of Shares that may be acquired under the particular Stock Option, upon (or where permitted by the Board, prior to) the completion of the Change of Control, provided that the Board may not, in any case, authorize the exercise or surrender of Stock Options beyond the expiration of the original exercise term of the Stock Options.

If, in connection with a Change of Control, the Board does not accelerate the vesting of Stock Options in accordance with the foregoing paragraph and the Stock Options continue, or are assumed, or rights equivalent to the Stock Options are substituted for the Stock Options, by the Surviving Company or Parent Company, or an affiliate thereof, and a participant’s employment is terminated by the Company or the Surviving Company or Parent Company or an affiliate of the Company or a successor thereto without cause in the 24-month period following the Change of Control, all unvested Stock Options or substituted rights outstanding on the participant’s termination date shall immediately vest, and the participant may exercise such vested Stock Options or substituted rights until the earlier of the expiration of the original exercise term of such Stock Option (or the substituted rights) and 12 months following the participant’s termination date, following which any unexercised Stock Options or substituted rights shall terminate and cease to be exercisable.
For the purposes of the 2018 Option Plan, “Change of Control” generally has the same meaning as in the 2020 Omnibus Plan.
Potential Payments Upon Termination or Change of Control
The following table and footnotes describe certain potential payments that each NEO would receive upon certain terminations of employment and/or Change of Control, assuming that the termination event and/or Change of Control was effective as of December 29, 2023 and the value of our Shares is $2.09, which was the closing price of our Shares on the NASDAQ on December 29, 2023, the last business day in 2023.

NEO(1)	Cash Severance ($)	Group Insured Benefits ($)	Accelerated Stock Options ($)	Accelerated Restricted Share Units ($)	Total ($)
Michael Gorenstein
Termination without Just Cause or resignation for Good Reason (including in connection with a Change of Control)	1,937,500	1,196	—	9,263,367	11,202,063
Termination due to death or Disability after a Change of Control	—	—	—	9,263,367	9,263,367
Change of Control involving the purchase of the Company’s securities described in Rule 13e-3 under the Exchange Act	—	—	—	6,270,000	6,270,000
Death	—	—	—	9,263,367	9,263,367
Disability	1,162,500	—	—	—	1,162,500
James Holm
Termination without Just Cause or resignation for Good Reason (including in connection with a Change of Control)	385,000	18,527	—	639,906	1,043,432
Termination due to death or Disability	—	—	—	639,906	639,906
Anna Shlimak
Termination without Just Cause (including in connection with a Change of Control)	344,700	7,960	—	424,301	776,961
Resignation for Good Reason in connection with a Change of Control	344,700	7,960	—	424,301	776,961
Death	—	—	—	424,301	424,301
Disability	—	—	—	—	—
Jeffrey Jacobson(1)
Termination without Just Cause (including in connection with a Change of Control)	181,570	9,524	—	132,784	323,878
Resignation for Good Reason in connection with a Change of Control	181,570	9,524	—	132,784	323,878
Death	—	—	—	132,784	132,784
Disability	—	—	—	—	—
Ran Gorelik(2)
Termination without Justifiable Cause within one year of a Change of Control	122,220	—	—	316,271	438,491
Termination	122,220	—	—	—	122,220
Death	—	—	—	316,271	316,271
Disability	—	—	—	—	—

(1)	The cash amounts reported for Mr. Jacobson are converted from CAD to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(2)	The cash amounts reported for Mr. Gorelik are converted from Israeli New Shekels to USD using the Bloomberg average exchange rate of ILS1.00 to $0.2716 for the 12-month period ended December 31, 2023.

CEO PAY RATIO
Set forth below is disclosure regarding the ratio of the annual total compensation of Mr. Gorenstein to that of our median employee (excluding our CEO).
•For 2023, our last completed fiscal year, the annual total compensation of Mr. Gorenstein was $3,709,925, which amount equals the CEO’s total compensation as reported in the “Summary Compensation Table”;
•the annual total compensation of the median Cronos employee (excluding Mr. Gorenstein) was $56,454; and
•the ratio of our CEO’s annual total compensation to that of the median Cronos employee was 65.72 to 1.
To identify the median employee, we used the following methodology:
•As a result of changes to our employee population during 2023 in connection with the realignment of our business, the exit of our U.S. operations, and the wind-down and exit of our Cronos Fermentation facility, we used our entire employee population as of December 31, 2023. The jurisdictions included in the analysis were Canada, the United States and Israel, which were the only jurisdictions in which the Company had employees as of December 31, 2023.
•We calculated the amount of annual total cash compensation paid to all of our employees (other than our CEO) using a consistently applied compensation measure defined as the sum of base pay and bonuses and other cash wages and allowances earned during fiscal year 2023.
•Employees with partial year earnings were annualized to full year earnings, assuming consistent earnings.
•All figures shown are in U.S. dollars. The amounts originally in non-U.S. dollars were converted to U.S. dollars using the Bloomberg average exchange rate of C$1.00 to $0.7411 and ILS1 to $0.2716, as applicable, in each case for the 12-month period ended December 31, 2023.
After identifying the median employee, we then determined the median employee’s annual total compensation for the year ended December 31, 2023 in accordance with the requirements of the executive compensation rules for the Summary Compensation Table (Item 402(c)(2)(x) of Regulation S-K).
The pay ratio described above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies, including companies in the Cronos Peer Group, may not be comparable to the pay ratio reported above. Other companies may have different employment and compensation practices, different geographic breadth, perform different types of work, and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. This information is being provided for informational purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC, we provide the following disclosure regarding executive compensation for our principal executive officer (the “PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. More information on the Company’s compensation program and decisions for the 2023 performance year can be found in the CD&A.

	Michael Gorenstein		Kurt Schmidt				Value of Initial Fixed $100 Investment on 12/31/2019 based on:		Company Financial Measures
	Summary Compensation Table (SCT) Total for PEO(1)	Compensation Actually Paid (CAP) to PEO(1)(2)	SCT Total for Former PEO(1)	CAP to Former PEO(1)(2)	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(2)(3)	Company Total Shareholder Return(4)	Cronos Peer Group Total Shareholder Return(4)	Net Income (Loss) (millions)	Adjusted EBITDA (millions)(5)
2023	$3,709,925	$2,041,016	N/A	N/A	$1,014,350	$925,937	$27.25	$56.69	$(73.9)	$(63.7)
2022	$16,493,280	$12,995,516	$727,990	$(1,573,160)	$1,166,928	$612,594	$33.12	$45.30	$(168.7)	$(80.6)
2021	N/A	N/A	$2,495,028	$(4,407,520)	$1,378,673	$676,983	$51.11	$120.53	$(396.1)	$(160.5)
2020	$1,084,540	$(1,768,145)	$10,115,216	$12,834,616	$718,361	$649,972	$90.48	$166.51	$(73.1)	$(147.3)

(1)	Kurt Schmidt was our PEO from September 9, 2020 until his retirement as our President and CEO on March 21, 2022. On March 21, 2022, the Company appointed Michael Gorenstein as President and CEO. Mr. Gorenstein previously served as our CEO for the portion of 2020 prior to Mr. Schmidt’s appointment.
(2)	“Compensation actually paid” reflects the Summary Compensation Table Total with certain exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs in accordance with Item 402(v) of Regulation S-K as set forth below. In order to calculate the “compensation actually paid”, we have subtracted the following amounts from the value in the “2023 Summary Compensation Tables” totals, which reflect the grant date fair value for performance and time vesting Restricted Share Units granted in the indicated year, computed in accordance with FASB ASC Topic 718 and excluding any estimated forfeitures.

Michael Gorenstein	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Kurt Schmidt	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Non-PEO NEO Average	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Fair Value of Equity Awards Granted in Prior Fiscal Year and Forfeited in Current Fiscal Year
2023	$1,937,500	2023	N/A	2023	$445,916	—
2022	$13,656,406	2022	—	2022	$402,953	$116,810
2021	N/A	2021	$1,300,000	2021	$968,680	—
2020	—	2020	$9,725,600	2020	$259,331	—
In order to calculate the “compensation actually paid”, we have added the following amounts, which reflect the change in fair value for performance and time vesting Restricted Share Units and Stock Options, as applicable, in each case computed in accordance with FASB ASC Topic 718.

Michael Gorenstein	Fair Value of Awards Granted in Year and Unvested at End of Year	Fair Value at Vesting of Awards Granted in Year that Vested During the Year	Kurt Schmidt	Fair Value of Awards Granted in Year and Unvested at End of Year	Fair Value at Vesting of Awards Granted in Year that Vested During the Year	Non-PEO NEO Average	Fair Value of Awards Granted in Year and Unvested at End of Year	Fair Value at Vesting of Awards Granted in Year that Vested During the Year
2023	$2,034,862	—	2023	N/A	N/A	2023	$412,001	—
2022	$9,605,990	$550,652	2022	—	—	2022	$190,426	$19,520
2021	N/A	N/A	2021	$487,652	—	2021	$334,932	$38,850
2020	—	—	2020	$12,445,000	—	2020	$315,558	—

Michael Gorenstein	Change in Fair Value of Awards Granted in Prior Year through End of Year or Vesting Date	Change in Fair Value at Vesting of Awards Granted in Prior Year that Vested During Current Year	Kurt Schmidt	Change in Fair Value of Awards Granted in Prior Year through End of Year or Vesting Date	Change in Fair Value at Vesting of Awards Granted in Prior Year that Vested During Current Year	Non-PEO NEO Average	Change in Fair Value of Awards Granted in Prior Year through End of Year or Vesting Date	Change in Fair Value at Vesting of Awards Granted in Prior Year that Vested During Current Year
2023	$(1,556,377)	$(208,643)	2023	N/A	N/A	2023	$(23,848)	$(27,186)
2022	—	—	2022	$(22,665)	$(2,278,485)	2022	$(18,642)	$(225,875)
2021	N/A	N/A	2021	$(5,695,000)	$(395,200)	2021	$(113,363)	$6,844
2020	$(1,924,493)	$(928,192)	2020	—	—	2020	$(73,337)	$(51,279)

(3)	The NEOs included for purposes of determining the average compensation for our Non-PEO NEOs each year are as follows:

NEOs
2023	James Holm, Anna Shlimak, Jeffrey Jacobson, and Ran Gorelik
2022	James Holm, Robert Madore, Anna Shlimak, Jeffrey Jacobson, and Ran Gorelik
2021	Robert Madore, Jerry Barbato, Xiuming Shum, Anna Shlimak, Shannon Buggy, and Ran Gorelik
2020	Jerry Barbato, Xiuming Shum, Todd Abraham, and Anna Shlimak

(4)	The peer group includes Aurora Cannabis Inc., Canopy Growth Corporation, Green Thumb Industries, Inc., Organigram Holdings Inc., Tilray Inc., and Trulieve Cannabis Corp., which is the peer group used for purposes of our performance graph disclosure in our Annual Report on Form 10-K for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year for the Company and for the peer group, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)	We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to “compensation actually paid” to our CEOs and Non-CEO NEOs in 2023, as required pursuant to Item 402(v) of Regulation S-K. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted EBITDA is a non- GAAP financial measure. A reconciliation of Adjusted EBITDA to net income (loss) is included in Appendix B.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company and Cronos Peer Group Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between “compensation actually paid” to our PEOs, the average of “compensation actually paid” to our Non-PEO NEOs, and the Company’s cumulative TSR and the Cronos Peer Group’s cumulative TSR over the four most recently completed fiscal years.

Compensation Actually Paid (CAP) vs Company TSR and Peer Group TSR
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$100
$75
$50
$25
$0
2020
2021
2022
2023
CAP to PEO
CAP to Former PEO
Average CAP to Non-PEO NEOs
Cronos TSR
Peer Group TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income (Loss)
The following chart sets forth the relationship between “compensation actually paid” to our PEOs, the average of “compensation actually paid” to our Non-PEO NEOs, and our net income (loss) during the four most recently completed fiscal years.

Compensation Actually Paid vs Net Loss
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$—
$(100.0)
$(200.0)
$(300.0)
$(400.0)
2020
2021
2022
2023
CAP to PEO
CAP to Former PEO
Average CAP to Non-PEO NEOs
Net Loss (millions)

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA
The following chart sets forth the relationship between “compensation actually paid” to our PEOs, the average of “compensation actually paid” to our Non-PEO NEOs, and Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of Adjusted EBITDA to net income (loss) is included in Appendix B.

Compensation Actually Paid vs Adjusted EBITDA
$15,000,000
$10,000,000
$5,000,000
$—
$(5,000,000)
$—
$(50.0)
$(100.0)
$(150.0)
$(200.0)
2020
2021
2022
2023
CAP to PEO
CAP to Former PEO
Average CAP to Non-PEO NEOs
Adjusted EBITDA (millions)

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking “compensation actually paid” to our PEOs and non-PEO NEOs for 2023 to Company performance. The measures in this table are not ranked.

Most Important Financial Performance Measures
Net revenue
Adjusted EBITDA
As described in the above CD&A section, the Compensation Committee believes that net revenue and Adjusted EBITDA are the most important goals in its executive compensation program linking pay to performance, with each measure receiving equal weight. The Compensation Committee does not use any other financial performance metrics besides net revenue and Adjusted EBITDA when assessing pay and performance.

DIRECTOR COMPENSATION
Framework for Director Compensation
In 2022, the Compensation Committee conducted a review of our director compensation program against director compensation programs of companies in the Cronos Peer Group with the assistance of Mercer, its independent compensation consultant, in order to assess whether it is aligned with the market. As a result of this review, the Board adopted a revised remuneration policy for its directors (the “Board Remuneration Policy”) pursuant to which each non-employee director (other than employees of Altria) receives $50,000 per year for services as a director, an additional $25,000 per year for the Lead Director, an additional $20,000 per year for the chair of the Audit Committee, and an additional $15,000 per year for the chair of the Compensation Committee. Cash fees with respect to Board membership or service as a committee chair are paid assuming 12 consecutive months of service from the date the particular membership or service commences and are paid in quarterly installments. Directors who are executive officers of the Company, within the meaning of such term under the applicable NASDAQ Rules, or employees of Altria do not receive compensation from the Company for their service as directors.
Under the Board Remuneration Policy, each director, other than directors who are executive officers and employees of Altria, is required to hold Shares with a market value equal to three times such director’s annual cash retainer within five years of such director’s appointment or election to the Board. Shares held for purposes of this policy include Shares owned outright by the director or his or her spouse and awarded but unvested Deferred Share Units (as defined below).
Deferred Share Unit Plan
On August 7, 2019, the Board adopted the Deferred Share Unit Plan for Non-Executive Directors, pursuant to which each non-employee director (other than employees of Altria) received in 2019, 2020 and 2021 an annual equity grant in the form of cash-settled deferred share units (“Deferred Share Units”) with a grant date fair value (as determined for financial reporting purposes) of $119,625 (C$150,000). In connection with the Board’s adoption of the Board Remuneration Policy in 2022, the amount of the annual grant of Deferred Share Units was increased to $150,000.
Incentive Plan Awards
All directors were eligible to participate in the 2020 Omnibus Plan and the 2018 Option Plan. No equity awards were granted to any non-employee director under such plans in 2023 and no equity awards remained outstanding under either such plan.
Pursuant to the 2020 Omnibus Plan, no non-employee director may be granted (in any calendar year) total compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value, except for the calendar year in which a non-employee director (other than employees of Altria) is newly appointed as a member of the Board or is designated the Chairman of the Board or Lead Director, when the limit is $1,000,000.
2023 Director Compensation Table
The following table lists the individuals who received compensation in 2023 for their service as non-employee directors of the Company.

Name	Amounts Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Jason Adler	57,500	150,000	207,500
Kendrick Ashton, Jr.	50,000	150,000	200,000
Kamran Khan	—	—	—
Dominik Meier	—	—	—
Elizabeth Seegar	—	—	—
James Rudyk	95,842	150,000	245,842
Jody Begley	—	—	—
Heather Newman	—	—	—

(1)	The amounts in this column represent annual cash retainers and committee chair fees. Amounts are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023.
(2)	Pursuant to the Company’s Deferred Share Unit Plan for Non-Executive Directors, non-employee directors (other than employees of Altria) received annual equity-based grants in the form of Deferred Share Units, each with a grant date fair value of $150,000, which will be settled in cash upon a director’s departure from the Board. As of December 31, 2023, Mr. Adler held 183,148 Deferred Share Units, Mr. Ashton Jr. held 155,383 Deferred Share Units and Mr. Rudyk held 183,148 Deferred Share Units. The amounts in this column represent the grant date fair value of Deferred Share Units computed in accordance with stock-based compensation accounting rules (per ASC Topic 718) for 2023.
(3)	As of December 31, 2023, no non-employee director held any equity-based awards as of December 31, 2023 (other than Deferred Share Units as disclosed above).

AUDIT COMMITTEE REPORT
The Audit Committee, which consists entirely of directors who meet the independence requirements of applicable SEC regulations and the NASDAQ Rules for audit committee members, has furnished the following report:
Report of the Audit Committee
The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on April 23, 2024. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board and the SEC. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the auditors the auditors’ independence.
The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Company’s financial statements and internal control over financial reporting have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.
SUBMITTED BY THE AUDIT COMMITTEE
  OF THE COMPANY’S BOARD OF DIRECTORS

James Rudyk (Chair)	Jason Adler	Kendrick Ashton, Jr.

PRINCIPAL ACCOUNTANT FEES
The following table presents fees for professional audit services rendered by KPMG LLP (“KPMG”) for the audits of the Company’s annual consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 and internal control over financial reporting as of December 31, 2023 and 2022 and fees billed for other services rendered by KPMG during those periods.

	2023(1)	2022(1)
Audit Fees	$1,978,055	$2,288,888
Audit-Related Fees	—	—
Tax Fees(2)	$81,889	$221,204
Total	$2,059,944	$2,510,092

(1)	The amount reported for the fees are converted from C$ to USD using the Bloomberg average exchange rate of C$1.00 to $0.7411 for the 12-month period ended December 31, 2023 and C$1.00 to $0.7978 for the 12-month period ended December 31, 2022.
(2)	Tax fees relate to tax compliance and tax advisory services and preparation of U.S. federal and state income tax returns.
PRE-APPROVAL POLICY
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services expected to be performed by the Company’s independent registered public accounting firm. Pursuant to such policy, the Company’s independent registered public accounting firm cannot be engaged to provide any audit or non-audit services to the Company unless the engagement is pre-approved by the Audit Committee in compliance with the Sarbanes-Oxley Act of 2002.
During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for those instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chair of the Audit Committee must report on such approvals at the next scheduled Audit Committee meeting.
All fees and services described in the table above were pre-approved pursuant to this policy.

PROPOSAL NO. 2—ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
As required by federal securities laws, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies. At the Annual Meeting, Shareholders will be asked to consider, and if thought advisable, to approve, on an advisory (non-binding) basis, with or without variation, the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the proxy statement, dated April 26, 2024, is hereby approved on an advisory basis.”
As described under “Compensation Discussion and Analysis” above, we believe that our executive compensation program and policies are designed to support the Company’s success by achieving the following objectives:
•positioning the Company competitively among companies against which we compete for talent;
•aligning the interests of our executives with those of our Shareholders by tying significant portions of pay to performance, paying a substantial portion of compensation in equity and subjecting equity compensation to multi-year vesting periods and requiring share ownership; and
•tying executive compensation to performance and achievement of the Company’s short- and long-term business goals and ensuring that compensation varies based on business performance and achievement of individual objectives.
We urge Shareholders to read the section entitled “Compensation Discussion and Analysis” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Compensation Discussion and Analysis” provides detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs.
Required Vote
With regard to the advisory (non-binding) resolution approving the compensation of the NEOs as disclosed in this Proxy Statement, you may select “For”, “Against” or “Abstain”. Approval of the resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
While this advisory vote on the compensation of the NEOs is not binding on us, our Board or the Compensation Committee, we value the opinions of our Shareholders. Accordingly, our Board and the Compensation Committee will consider the outcome of this advisory vote when making future compensation decisions for our NEOs.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY (NON-BINDING) RESOLUTION APPROVING THE COMPENSATION OF THE NEOs AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3—APPOINTMENT OF INDEPENDENT AUDITOR
KPMG has served as the Company’s independent auditor since May 18, 2018. A representative of KPMG is expected to be telephonically present at the virtual Annual Meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.
On April 11, 2024, KPMG informed the Company that it will not stand for reappointment for the Company’s 2024 annual audit. KPMG indicated that its notification was a result of its decision to cease providing financial statement audit services to companies in the cannabis industry, regardless of the jurisdiction in which they operate. The Company anticipates that KMPG will continue to review its quarterly interim financial results through the first two fiscal quarters of 2024. Further details can be found in the Current Report on Form 8-K filed with the SEC on April 16, 2024, attached as Appendix C hereto.
The Company has initiated a process to appoint a new independent registered public accounting firm to replace KPMG. As a result, this Proxy Statement does not contain the name of the new independent registered public accounting firm to be recommended for appointment. The Company cannot currently determine with certainty whether that search process will be completed prior to the Annual Meeting on June 20, 2024 and thus is separately asking Shareholders to vote on a proposal to approve any adjournment of the Annual Meeting. See “Proposal No. 4 –Approval of Adjournment of the Annual Meeting” below. Once the search process is complete and the new independent registered public accounting firm to be recommended for appointment is known, the Company will advise the Shareholders whether a representative of the new independent registered public accounting firm will be present at the Annual Meeting, whether he or she will be available to respond to appropriate questions and, if he or she will have the opportunity, if desired, to make a statement. The Company will make a copy of such news release available through our website at https://ir.thecronosgroup.com and will make appropriate public filings with the SEC and include the press release on the Company’s profile on SEDAR+ at www.sedarplus.com.
All audit and non-audit services provided by KPMG to the Company and its subsidiaries in fiscal years 2022 and 2023 are described above under “Principal Accountant Fees”. All fees and services described under “Principal Accountant Fees” were pre-approved pursuant to the Audit Committee’s pre-approval policy. In addition, the Audit Committee was responsible for audit fee negotiations with KPMG. KPMG has advised the Audit Committee that it is “independent” of the Company within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board.
The Company is asking Shareholders to appoint the Company’s independent registered public accounting firm as the Company’s independent auditor for the fiscal year ending December 31, 2024 and to authorize the Board to fix the independent auditor’s remuneration.
Required Vote
With regard to the appointment of the Company’s independent registered public accounting firm to serve as the Company’s independent auditor for the fiscal year ending December 31, 2024 and the authorization of the Board to fix the independent auditor’s remuneration, you may select “For” or “Withhold”. The affirmative vote of a majority of votes cast at the Annual Meeting is necessary to appoint the Company’s independent registered public accounting firm as the Company’s independent auditor for the fiscal year ending December 31, 2024 and authorize the Board to fix the independent auditor’s remuneration. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.
THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR 2024 AND TO AUTHORIZE THE BOARD TO FIX THE INDEPENDENT AUDITOR’S REMUNERATION.

PROPOSAL NO. 4—APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING
In light of KPMG LLP’s decision to decline to stand for re-appointment as the Company’s independent registered public account firm to serve as independent auditor, the Audit Committee has commenced a process to identify, and make a recommendation with respect to the appointment by the Shareholders of, a successor independent auditor.
The Company cannot currently determine with certainty whether that search process will be completed prior to the Annual Meeting. We are thus asking Shareholders to vote on a proposal to approve any adjournment of the Annual Meeting (after the completion of the other business of the Meeting described in this Proxy Statement) to a later date to be determined by the Chair of the Meeting, if necessary, to permit the Company to complete the search for a successor auditor (the “Adjournment Proposal”).
If Shareholders approve the Adjournment Proposal, the Annual Meeting could be adjourned in order to complete the search for a successor auditor and to disseminate to Shareholders information regarding the identity of the proposed independent registered public accounting firm to serve as the Company’s independent auditor and to audit the consolidated financial statements of the Company as of and for the fiscal year ending December 31, 2024, together with information regarding the continued Meeting. At the continued Meeting following such adjournment, Shareholders would be asked to vote on the appointment of such successor independent auditor and the authorization of the Board to fix the successor independent auditor’s remuneration.
Required Vote
With regard to the Adjournment Proposal, you may select “For”, “Against” or “Abstain”. The Adjournment Proposal requires the affirmative vote of a majority of votes cast at the Annual Meeting. U.S. (but not Canadian) brokers may exercise discretion and vote on this matter and these will be counted as votes cast. Abstentions or broker non-votes will not be counted as votes cast in determining whether the requisite threshold of votes cast has approved the proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company. Directors, officers and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. To the Company’s knowledge, based solely on a review of the copies of such filings on file with the Company and written representations from the Company’s directors and executive officers, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater-than-ten-percent beneficial owners were complied with on a timely basis for fiscal year 2023, except that (a) a delinquent Form 4 filing for Arye Weigensberg was filed on December 15, 2023, which Form 4 disclosed three transactions, (b) delinquent Form 4 filings for Michael Gorenstein, Jeffrey Jacobson, Shannon Buggy, Ran Gorelik, James Holm, Arye Weigensberg, Terry Doucet, Anna Shlimak, and Carlos Cortez were filed on March 21, 2023, each of which disclosed one transaction, (c) a delinquent Form 4 filing for Jimmy McGinness was filed on March 12, 2024, which Form 4 disclosed two transactions, and (d) a delinquent Form 4 filing for Ran Gorelik was filed on April 10, 2024, which Form 4 disclosed one transaction.
OTHER BUSINESS
If any matters other than those referred to in the Notice of Annual Meeting properly come before the Annual Meeting, the individuals named in the accompanying proxy card or voting instruction form will vote the proxies held by them in accordance with their best judgment. As of the date of this Proxy Statement, Cronos is not aware of any business other than the items referred to in the Notice of Annual Meeting that will be considered at the Annual Meeting.
SHAREHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING
Cronos is subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 annual meeting of Shareholders must submit their proposals to the Corporate Secretary of the Company on or before January 9, 2025 (which is 120 calendar days before the anniversary of the date this Proxy Statement was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or voting instruction form relating to that meeting. In the event that we hold our 2025 annual meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders.
Shareholders who, in accordance with the BCBCA, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2025 annual meeting of Shareholders must submit their proposals on or before March 20, 2025 (which is three months before the anniversary of the Annual Meeting).
A Shareholder may also nominate a person for election as a director of Cronos at an annual meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the BCBCA, by complying with the procedures set forth in the Company’s Advance Notice Requirements.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy materials may have been sent to multiple Shareholders in your household. If you want to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Corporate Secretary of the Company. However, please note that if you received a Notice of Internet Availability and want to receive a paper proxy or voting instruction form or other proxy materials with respect to the Annual Meeting, you should follow the instructions to request such materials included in the Notice of Internet Availability that was sent to you.
DISTRIBUTION OF CERTAIN DOCUMENTS
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://ir.thecronosgroup.com.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is being made available with this Proxy Statement to our Shareholders. Shareholders are referred to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 and related management’s discussion and analysis contained therein, for financial and other information about us. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is not part of this Proxy Statement.
We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our website at https://ir.thecronosgroup.com, on the SEC’s website at www.sec.gov and on the Company’s profile on SEDAR+ at www.sedarplus.com. We will furnish copies of our filings (without exhibits), including this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, without charge to any Shareholder upon request to Investor Relations at 111 Peter Street, Suite 300, Toronto, Ontario, M5V 2H1, or by e-mail request to investor.relations@thecronosgroup.com.

By order of the Board of Directors,

Michael Gorenstein Chairman, President and Chief Executive Officer

APPENDIX A—BOARD MANDATE
CRONOS GROUP INC.
BOARD MANDATE
This Mandate was approved by the Board of Directors of Cronos Group Inc. as of March 25, 2021.
1.Purpose
The Board of Directors (the “Board”) has the duty to supervise the management of the business and affairs of Cronos Group Inc. (the “Corporation”). The Board, directly and through its committees and the chair of the Board (the “Chair”) or, if applicable, the independent director appointed as “Lead Director” (as discussed herein), shall provide direction to senior management, generally through the President and Chief Executive Officer, to pursue the best interests of the Corporation.
2.Composition
General
The composition and organization of the Board, including the number, qualifications and remuneration of directors, the number of Board meetings, quorum requirements, meeting procedures and notices of meetings are governed by the Business Corporations Act (British Columbia), applicable Canadian securities laws, applicable stock exchange rules and policies and the articles of the Corporation, in each case as they may be amended and/or replaced from time to time, subject to any exemptions or relief that may be granted from such requirements.
Each director should seek to have an understanding of the Corporation’s principal operational and financial objectives, plans and strategies, and financial position and performance. Directors should seek to have sufficient time to carry out their duties and not assume responsibilities that would materially interfere with, or be incompatible with, Board membership. Directors who experience a significant change in their personal circumstances, including a change in their principal occupation, are expected to advise the Chair.
Independence
A majority of the Board must be independent. “Independent” shall have the meaning, as the context requires, given to it under applicable NASDAQ listing standards, as the same may be amended and/or replaced from time to time. From time to time the Board shall establish independence standards for the Board in accordance with the binding requirements of any stock exchanges on which the Corporation’s securities are listed and all other applicable laws, and, at least annually, shall determine the independence of each director in accordance with these standards and review the Board’s and the Board’s committees’ ability to act independently from management in fulfilling their responsibilities.
Chair of the Board
The Chair shall act as the effective leader of the Board and ensure that the Board’s agenda will enable it to successfully carry out its duties. If the Chair of the Board is not independent, then the independent directors may select from among their number a director who will act as Lead Director and who will assume responsibility for providing leadership to the Board complementary to that of the Chair to, among other things, enhance the effectiveness and independence of the Board.
3.Duties and Responsibilities
The Board shall have the specific duties and responsibilities outlined below.

Strategic Planning
(a)Strategic, Business and Capital Plans
The Board shall adopt a strategic plan for the Corporation. At least annually, the Board shall review and, if advisable, approve the Corporation’s strategic planning process and annual strategic, business and capital plans, as well as policies and processes generated by management relating to the authorization of major investments and significant allocations of capital. In discharging this responsibility, the Board shall review the plan in light of management’s assessment of emerging trends, the competitive environment, the opportunities for the business of the Corporation, risk issues, and significant business practices and products.
(b)Monitoring
At least annually, the Board shall review management’s implementation of the Corporation’s strategic, business and capital plans. The Board shall review and, if advisable, approve any material amendments to, or variances from, these plans.
Risk Management
(a)General
The Board shall periodically review reports provided by management of principal risks associated with the Corporation’s business and operations, review the implementation by management of appropriate systems to manage these risks, and review reports by management relating to the operation of, and any material deficiencies in, these systems.
(b)Compliance with Laws
The Board shall periodically review legal and regulatory compliance matters that may have a material impact on the Corporation, the effectiveness of the Corporation’s compliance policies, and any material communications from regulators, as well as management’s plans to remediate any deficiencies identified.

Human Resource Management
(a)Succession Review
The Board shall periodically review the succession plans of the Corporation for the Chair, the Lead Director, the Chief Executive Officer and other executive officers, including the appointment, training and monitoring of such persons.
(b)Integrity of Senior Management
The Board shall review the integrity of the Chief Executive Officer and other executive officers of the Corporation and encourage the Chief Executive Officer and other senior officers strive to create a culture of integrity throughout the Corporation.

Corporate Governance
(a)Director Independence
At least annually, the Board shall review the director independence standards established by the Board and the Board’s ability to act independently from management in fulfilling its duties.

(b)Ethics Reporting
The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) applicable to directors, officers and employees of the Corporation. At least annually, the Board shall review the Code. Any material change to the Code must be approved by the Board.
(c)Board of Directors Mandate Review
At least annually, the Board shall review and assess the adequacy of this Mandate to ensure compliance with any rules or regulations promulgated by any regulatory body and approve any material modifications to this Mandate as considered advisable.

Financial Information
(a)General
The Board shall, in conjunction with the Audit Committee, review the effectiveness of the Corporation’s internal control over financial reporting and disclosure controls and procedures.
(b)Financial Statements
The Board shall review the recommendation of the Audit Committee with respect to the annual and interim financial statements. After completing its review, if advisable, the Board shall approve the filing of such financial statements with regulatory authorities.
Communications
(a)General
The Board has adopted a Disclosure Policy for the Corporation. The Board shall periodically review the Corporation’s overall Disclosure Policy, including measures for receiving feedback from the Corporation’s stakeholders and management’s compliance with such policy. The Board shall, if advisable, approve material changes to the Corporation’s Disclosure Policy.
(b)Shareholders
The Corporation endeavors to keep its shareholders informed of its progress through an annual report, quarterly interim reports and periodic press releases. In addition, the Corporation shall maintain a website that is regularly updated and provides investors with relevant information on the Corporation and an opportunity to communicate with the Corporation.
4.Committees of the Board
The Board has established the following committees: the Compensation Committee and the Audit Committee. Subject to applicable law and regulations, the Board may establish other Board committees or merge or dispose of any such Board committee.
Committee Charters
The Board has approved charters for each Board committee and shall approve charters for each new Board committee. The Board shall periodically review each committee charter and approve any changes it considers appropriate.
Delegation to Committees
The Board has delegated to the applicable committee those duties and responsibilities set out in each Board committee’s charter.

Consideration of Committee Recommendations
As required by applicable law, by the applicable committee charter or as the Board may consider advisable, the Board shall consider for approval the specific matters delegated for review to Board committees.
Board/Committee Communication
To facilitate communication between the Board and each Board committee, each committee chair shall provide a report to the Board on material matters considered by the committee at the first Board meeting after the committee’s meeting.
5.Meetings
The Board will meet at least once in each quarter, with additional meetings held as deemed advisable. The Chair (in conjunction with the Lead Director, as applicable) is primarily responsible for the agenda and for supervising the conduct of the meeting. Any director may propose the inclusion of items on the agenda.
Meetings of the Board shall be conducted in accordance with the Corporation’s constating documents.
Secretary and Minutes
The Corporation’s Secretary, his or her designee or any other person the Board requests shall act as secretary of Board meetings. Minutes of Board meetings shall be recorded and maintained by the Secretary or his or her designee and subsequently presented to the Board for approval.
Meetings Without Management
The independent members of the Board shall hold regularly scheduled meetings, or portions of regularly scheduled meetings, at which non-independent directors and members of management are not present.
Access to Management and Outside Advisors
In discharging the forgoing duties and responsibilities, the Board shall have unrestricted access to management and employees of the Corporation and to the relevant books, records and systems of the Corporation as considered appropriate. The Board shall have the authority to retain legal counsel, consultants or other advisors to assist it in fulfilling its responsibilities. The Corporation shall provide appropriate funding, as determined by the Board, for the services of these advisors.
Service on Other Boards and Audit Committees
Directors may serve on the boards of other public companies so long as these commitments do not materially interfere and are compatible with their ability to fulfill their duties as a member of the Board. Directors must advise the Chair in advance of accepting an invitation to serve on the board of another public corporation.
6.Responsibilities of Individual Directors
Responsibilities Set out in the Mandate

A director shall review and participate in the work of the Board necessary in order for the Board to discharge the duties and responsibilities set out in accordance with this mandate and under applicable law.

Meeting Preparation and Attendance

In connection with each meeting of the Board and each meeting of a committee of the Board of which the director is a member, it is expected each director will review the material provided to the director in connection with the meeting, provided that such review is practicable in the view of the time at which such material was delivered to the director.

Other Responsibilities

A director shall perform such other functions as may be delegated to that director by the Board or any committee of the Board from time to time.

7.Management
Position Descriptions for Directors

The Board has approved position descriptions for the Chair and the chair of each Board committee. The Board shall periodically review such position descriptions.

Position Descriptions for CEO

The Board has approved a position description for the Chief Executive Officer, which includes delineating management’s responsibilities. The Board shall periodically review such position description.

8.Director development and evaluation
Each new director shall participate in the Corporation’s initial orientation program and each director shall participate in any of the Corporation’s continuing director development programs. The Board shall periodically review the Corporation’s initial orientation program and continuing director development programs.

The Board will conduct an annual self-assessment to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The ability of individual directors to contribute to the Board shall be considered in connection with the re-nomination process.

9.No Rights Created
This Mandate is a statement of broad policies and is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Corporation. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Corporation’s articles, it is not intended to establish any legally binding obligations, create any rights of shareholders or others to enforce this Mandate or create any other third-party beneficiary rights.

APPENDIX B – RECONCILIATION OF FINANCIAL RESULTS

(in thousands of U.S. dollars)	For the year ended December 31,
	2023	2022	2021
Net loss	$(74,553)	$(168,734)	$(397,204)
Interest income, net	(51,245)	(22,537)	(9,072)
Income tax expense (benefit)	(3,230)	34,175	(431)
Depreciation and amortization	8,110	13,122	15,402
EBITDA	(120,918)	(143,974)	(391,305)
Share of (income) loss from equity method investments	(1,583)	(3,114)	6,313
Impairment loss on long-lived assets(ii)	3,571	3,493	236,056
Loss on revaluation of derivative liabilities(iii)	85	(14,060)	127,619
Loss on revaluation of financial instruments(iv)	12,042	(14,739)	(151,360)
Impairment loss on other investments(ix)	23,350	61,392	(8,611)
Foreign currency transaction loss	7,324	2,286	3,801
Other, net(vi)	(996)	493	(834)
Restructuring costs(x)	2,047	5,333	—
Share-based compensation(vii)	8,769	15,115	10,151
Financial statement review costs(viii)	919	7,167	7,102
Inventory write-down(xi)	1,644	—	—
Adjusted EBITDA(xii)	$(63,746)	$(80,608)	$(161,068)

(i)	For the year ended December 31, 2021, impairment loss on goodwill and indefinite-lived intangible assets relates primarily to impairment on goodwill and intangible assets related to our U.S. operations. See Note 7 “Goodwill and Intangible Assets, net” to the consolidated financial statements under Item 8 of this Annual Report.
(ii)	For the year ended December 31, 2023, impairment loss on long-lived assets related to certain leased properties associated with the Company’s former U.S. operations and impairment of the Ginkgo Collaboration Agreement’s CBCVA exclusive license. For the year ended December 31, 2022, impairment loss on long-lived assets relates to the Company’s decision to seek a sublease for leased office space in Toronto, Ontario, Canada during the first quarter of 2022. For the year ended December 31, 2021, impairment loss on long-lived assets relates to impairment charges on property, plant and equipment and definite-lived intangible assets in the Canadian asset group, impairment charges for the differences between the consideration paid to Ginkgo for the achievement of two equity milestones in connection with the Ginkgo Collaboration Agreement and the fair values of the CBGA exclusive license and CBGVA exclusive license. See Note 6 “Property, plant and equipment, net” and Note 7 “Goodwill and Intangible Assets, net” to the consolidated financial statements in Item 8 of this Annual Report.
(iii)	For the years ended December 31, 2023, 2022 and 2021, the (gain) loss on revaluation of derivative liabilities represents the fair value changes on the derivative liabilities. See Note 9 “Derivative Liabilities” to the consolidated financial statements in Item 8 of this Annual Report.
(iv)	For the years ended December 31, 2023, 2022 and 2021, (gain) loss on revaluation of financial instruments relates primarily to our unrealized holding gain on our mark-to-market investment in Vitura as well as revaluations of financial liabilities resulting from deferred share units (“DSUs”) granted to directors. See Note 4 “Investments” and Note 11 “Share-based Compensation” to the consolidated financial statements in Item 8 of this Annual Report.
(v)	For the year ended December 31, 2021, transaction costs represent legal, financial and other advisory fees and expenses incurred in connection with various strategic investments. These costs are included in general and administrative expenses on the consolidated statements of net loss and comprehensive loss.
(vi)	For the years ended December 31, 2023 and 2022, other, net primarily related to related to (gain) loss on disposal of assets. For the year ended December 31, 2021, other, net is primarily related to (gain) loss on reclassification of held-for-sale assets and (gain) loss on disposal of assets.
(vii)	For the years ended December 31, 2023, 2022 and 2021, share-based compensation relates to the vesting expenses of share-based compensation awarded to employees under our share-based award plans as described in Note 11 “Share-based Compensation” to the consolidated financial statements in Item 8 of this Annual Report.
(viii)	For the years ended December 31, 2023, 2022 and 2021, financial statement review costs include costs related to the Restatement, costs related to the Company’s responses to requests for information from various regulatory authorities relating to the Restatements, the costs related to the Settlement Order and Settlement Agreement and legal costs defending shareholder class action complaints brought against the Company as a result of the 2019 restatement.
(ix)	For the years ended December 31, 2023 and 2022, impairment loss on other investments related to the PharmaCann Option for the difference between its fair value and carrying amount. See Note 4 “Investments” to the consolidated financial statements in Item 8 of this Annual Report.
(x)	For the years ended December 31, 2023 and 2022, restructuring costs related to the employee-related severance costs and other restructuring costs associated with the Realignment. See Note 16 “Restructuring” to the consolidated financial statements in Item 8 of this Annual Report.
(xi)	For the year ended December 31, 2023, inventory write-downs from discontinued operations relate to product destruction and obsolescence associated with the exit of our U.S. operations as described in Note 2 “Discontinued Operations” and inventory write-downs from continuing operations relate to product destruction and obsolescence associated with the planned exit of Cronos Fermentation as described in Note 16 “Restructuring.”
(xii)	For the year ended December 31, 2023, Adjusted EBITDA includes ($2,182) related to the Company’s discontinued operations, which were excluded in determining business performance for 2023.

B-1

APPENDIX C – FORM 8-K OF THE COMPANY FILED APRIL 16, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2024 (April 11, 2024)

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto , Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Changes in Registrant’s Certifying Accountant.
On April 11, 2024, KPMG LLP (“KPMG”), the current independent registered public accounting firm of Cronos Group Inc. (the “Company”), informed the Company that it will not stand for re appointment for the Company’s 2024 annual audit. KPMG indicated that its notification was a result of its decision to cease providing financial statement audit services to companies in the cannabis industry, regardless of the jurisdiction in which they operate. The Company anticipates that KPMG will continue to review its quarterly interim financial results through the first two fiscal quarters of 2024. The Company intends to promptly initiate a process to appoint a new independent registered public accounting firm.
KPMG did not seek the Company’s consent to its decision to not stand for re-appointment as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors nor the Audit Committee of the Company’s Board of Directors participated in KPMG’s decision.
KPMG issued unqualified reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, as well as an unqualified report on the effectiveness of the Company’s internal control over financial reporting for the year ended December 31, 2023. KPMG issued an adverse opinion on the Company’s internal control over financial reporting as of the year ended December 31, 2022 due to the existence of a material weakness.
During the Company’s fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through April 12, 2024, there were no “disagreements” between the Company and KPMG within the meaning of Item 304(a)(1)(iv) of Regulation S-K or “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K (other than the material weakness referred to above) with respect to the Company.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from KPMG a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of KPMG’s letter dated April 16, 2024 is attached as Exhibit 16.1 hereto.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 16, 2024
104	Cover Page Interactive Data File – The cover page from Cronos Group Inc.’s Current Report on Form 8-K filed on April 16, 2024 is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: April 16, 2024	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer

KPMG LLP
Vaughan Metropolitan Centre 100 New Park Place
Suite 1400
Vaughan, ON, L4K 0J3 Telephone (905) 265-5900
Fax (905) 265-6390
www.kpmg.ca

April 16, 2024

Securities and Exchange Commission Washington, D.C. 20549
Ladies and Gentlemen:
We are currently the independent registered public accounting firm of Cronos Group Inc. (the “Company”) and, under the date of February 29, 2024, we reported on the consolidated financial statements of Cronos Group Inc. as of and for the years ended December 31, 2023 and 2022 and the effectiveness of internal control over financial reporting as of December 31, 2023. Our reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
Our report on the effectiveness of internal control over financial reporting as of December 31, 2023 did not contain an adverse opinion or disclaimer of opinion. Our report on the effectiveness of internal control over financial reporting as of December 31, 2022, dated February 28, 2023, indicates that the Company did not maintain effective internal control over financial reporting because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states a material weakness related to the design and maintenance of effective controls over Information Technology General Controls, pertaining to user access management and the provisioning and monitoring of user access, including privileged access was identified by management.
On April 11, 2024, we notified the Company that we decided to decline to stand for re-appointment as the registered public accounting firm of the Company, but that we will remain the Company’s independent registered public accounting firm until the completion of our review of the consolidated interim financial statements of the Company and its subsidiaries as of and for the three months ended March 31, 2024, and if requested by the Company, as of and for three and six months ended June 30, 2024.
We have read Cronos Group Inc.’s statements included under Item 4.01 of its Form 8-K dated April 16, 2024, and we agree with such statements.
Very truly yours,

/s/ KPMG LLP

KPMG LLP, an Ontario limited liability partnership and member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.
KPMG Canada provides services to KPMG LLP.

CRONOS GROUP

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O CRONOS GROUP INC.
111 PETER STREET, SUITE 300
TORONTO, ONTARIO, CANADA MV5 2H1

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 18, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRON2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49985-P10155

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRONOS GROUP INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Jason Adler	☐	☐
1b. Murray Garnick	☐	☐
1c. Michael Gorenstein	☐	☐
1d. Kamran Khan	☐	☐
1e. Dominik Meier	☐	☐
1f. James Rudyk	☐	☐
1g. Elizabeth Seegar	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Guidelines and Conditions:

1. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

2. THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE PROXY MATERIALS PRIOR TO VOTING.

3. If you appoint the Management Nominees to vote your common shares, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the recommendations of the Board of Directors highlighted for each resolution on the reverse. If you appoint someone else to vote your common shares, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.

4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice accompanying the proxy or such other matters which may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof.

5. Each shareholder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Annual Meeting of Shareholders or any adjournment or postponement thereof. Such right may be exercised by inserting in the blank space in the first paragraph of this proxy, the name of the person to be appointed, who need not be a shareholder of the Company.

6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the Company.

7. To be valid, this proxy must be received by the Company before the deadline of 11:59 p.m. (Eastern time) on June 18, 2024 or in the case of any adjournment or postponement of the Annual Meeting of Shareholders prior to 11:59 p.m. (Eastern time) on the date that is two business days before the date of the adjourned or postponed meeting.

8. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Notice and Access

Disclosure regarding each matter or group of matters to be voted on is in the Proxy Statement dated April 26, 2024. You should review the Proxy Statement dated April 26, 2024 before voting.

Cronos Group Inc. has elected to utilize notice and access and provide you with the following information on how to access the proxy materials:

The proxy materials are available electronically at www.sedar.com and www.sec.gov/edgar and also at www.proxyvote.com. If you wish to receive a paper copy of the meeting materials or have questions about notice and access, please visit www.proxyvote.com, call 1-800-579-1639 or email sendmaterial@proxyvote.com.

V49986-P10155

CRONOS GROUP INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
June 20, 2024

The shareholder(s) hereby appoint(s) Michael Gorenstein, Chairman, President and Chief Executive Officer of the Company and James Holm, Chief Financial Officer of the Company (the "Management Nominees"), or either of them, as proxies, or instead of any of them, the following appointee: [________________________________], each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, of the common shares of Cronos Group Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., Eastern time on Thursday, June 20, 2024, by virtual meeting, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF YOU DO NOT SPECIFY A CHOICE WITH RESPECT TO VOTING ON THE MATTERS ON THE REVERSE SIDE OF THIS PROXY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side